ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

Supplement Dated May 1, 2014

To the following Prospectuses, as supplemented

ALLSTATE PROVIDER PROSPECTUS DATED MAY 1, 2002

SELECTDIRECTIONS PROSPECTUS DATED APRIL 30, 2005

AIM LIFETIME PLUS PROSPECTUS DATED APRIL 30, 2005

AIM LIFETIME PLUS II PROSPECTUS DATED APRIL 30, 2005

CUSTOM PORTFOLIO PROSPECTUS DATED APRIL 30, 2005

The following information supplements the prospectus for your variable annuity contract issued by Allstate Life Insurance Company of New York.

Item 3(c).	Risk Factors

This document contains “forward-looking statements” that anticipate results based on our estimates, assumptions and plans that are subject to uncertainty. These statements are made subject to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. We assume no obligation to update any forward-looking statements as a result of new information or future events or developments.

These forward-looking statements do not relate strictly to historical or current facts and may be identified by their use of words like “plans,” “seeks,” “expects,” “will,” “should,” “anticipates,” “estimates,” “intends,” “believes,” “likely,” “targets” and other words with similar meanings. These statements may address, among other things, our strategy for growth, product development, investment results, regulatory approvals, market position, expenses, financial results, litigation and reserves. We believe that these statements are based on reasonable estimates, assumptions and plans. However, if the estimates, assumptions or plans underlying the forward-looking statements prove inaccurate or if other risks or uncertainties arise, actual results could differ materially from those communicated in these forward-looking statements.

In addition to the normal risks of business, we are subject to significant risks and uncertainties, including those listed below, which apply to us as an insurer and a provider of other products and financial services. These risks constitute our cautionary statements under the Private Securities Litigation Reform Act of 1995 and readers should carefully review such cautionary statements as they identify certain important factors that could cause actual results to differ materially from those in the forward-looking statements and historical trends. These cautionary statements are not exclusive and are in addition to other factors discussed elsewhere in this document, in our filings with the Securities and Exchange Commission (“SEC”) or in materials incorporated therein by reference.

Changes in underwriting and actual experience could materially affect profitability and financial condition

Our product pricing includes long-term assumptions regarding investment returns, mortality, morbidity, persistency and operating costs and expenses of the business. We establish target returns for each product based upon these factors and the average amount of capital that we must hold to support in-force contracts taking into account rating agencies and regulatory requirements. We monitor and manage our pricing and overall sales mix to achieve target new business returns on a portfolio basis, which could result in the discontinuation or de-emphasis of products and a decline in sales. Profitability from new business emerges over a period of years depending on the nature and life of the product and is subject to variability as actual results may differ from pricing assumptions. Additionally, many of our products have fixed or guaranteed terms that limit our ability to increase revenues or reduce benefits, including credited interest, once the product has been issued.

Our profitability depends on the sufficiency of premiums and contract charges to cover mortality and morbidity benefits, the persistency of policies to ensure recovery of acquisition expenses, the adequacy of investment spreads, the management of market and credit risks associated with investments, and the management of operating costs and expenses within anticipated pricing allowances. Legislation and regulation of the insurance marketplace and products could also affect our profitability and financial condition.

Changes in reserve estimates may adversely affect our operating results

The reserve for life-contingent contract benefits is computed on the basis of long-term actuarial assumptions of future investment yields, mortality, morbidity, persistency and expenses. We periodically review the adequacy of these reserves on an aggregate basis and if future experience differs significantly from assumptions, adjustments to reserves and amortization of deferred policy acquisition costs (“DAC”) may be required that could have a material effect on our operating results.

Changes in market interest rates may lead to a significant decrease in the profitability of spread-based products

Our ability to manage our in-force spread-based products, such as fixed annuities, is dependent upon maintaining profitable spreads between investment yields and interest crediting rates. When market interest rates decrease or remain at relatively low levels, proceeds from investments that have matured or have been prepaid or sold may be reinvested at lower yields, reducing investment spread. Lowering interest crediting rates on some products in such an environment can partially offset decreases in investment yield. However, these changes could be limited by regulatory minimum rates or contractual minimum rate guarantees on many contracts and may not match the timing or magnitude of changes in investment yields. Increases in market interest rates can have negative effects, for example by increasing the attractiveness of other investments to our customers, which can lead to increased surrenders at a time when our fixed income investment asset values are lower as a result of the increase in interest rates. This could lead to the sale of fixed income securities at a loss.

Changes in estimates of profitability on interest-sensitive life products may adversely affect our profitability and financial condition through the amortization of DAC

DAC related to interest-sensitive life contracts is amortized in proportion to actual historical gross profits and estimated future gross profits (“EGP”) over the estimated lives of the contracts. The principal assumptions for determining the amount of EGP are mortality, persistency, expenses, investment returns, including capital gains and losses on assets supporting contract liabilities, interest crediting rates to contractholders, and the effects of any hedges. Updates to these assumptions (commonly referred to as “DAC unlocking”) could result in accelerated amortization of DAC and thereby adversely affect our profitability and financial condition.

Reducing our concentration in spread-based business and exiting certain distribution channels may adversely affect reported results

We have been reducing our concentration in spread-based business and will no longer offer fixed annuities effective January 1, 2014. We also exited the structured settlement annuity brokers distribution channel in 2013. The reduction in sales of these products could negatively impact investment portfolio levels, complicate settlement of contract benefits including forced sales of assets with unrealized capital losses, and affect insurance reserves deficiency testing.

Changes in tax laws may decrease sales and profitability of products and adversely affect our financial condition

Under current federal and state income tax law, certain products we offer, primarily life insurance, receive favorable tax treatment. This favorable treatment may give certain of our products a competitive advantage over noninsurance products. Congress and various state legislatures from time to time consider legislation that would reduce or eliminate the favorable policyholder tax treatment currently applicable to life insurance. Congress and various state legislatures also consider proposals to reduce the taxation of certain products or investments that may compete with life insurance. Legislation that increases the taxation on insurance products or reduces the taxation on competing products could lessen the advantage or create a disadvantage for certain of our products making them less competitive. Such proposals, if adopted, could have a material effect on our profitability and financial condition or ability to sell such products and could result in the surrender of some existing contracts and policies. In addition, changes in the federal estate tax laws could negatively affect the demand for the types of life insurance used in estate planning.

We may not be able to mitigate the capital impact associated with statutory reserving requirements, potentially resulting in a need to increase prices, reduce sales of term life products, and/or a return on equity below original levels assumed in pricing

To support statutory reserves for certain term life insurance products, we currently utilize reinsurance for mitigating a portion of our statutory reserve requirements deemed to be non-economic. As we continue to underwrite term life business, we expect to have additional financing needs to mitigate the impact of these reserve requirements. If we do not obtain additional reinsurance or financing as a result of market conditions or otherwise, this could require us to increase prices, reduce our sales of term life products, and/or result in a return on equity below original levels assumed in pricing.

Risks Relating to Investments

We are subject to market risk and declines in credit quality which may adversely affect investment income and cause realized and unrealized losses

Although we continually reevaluate our investment management strategies, we remain subject to the risk that we will incur losses due to adverse changes in interest rates, credit spreads, equity prices or currency exchange rates. Adverse changes in these rates, spreads and prices may occur due to changes in monetary policy and the economic climate, the liquidity of a market or market segment, investor return expectations and/or risk tolerance, insolvency or financial distress of key market makers or participants, or changes in market perceptions of credit worthiness. We are also subject to market risk related to investments in loans and securities collateralized by real estate. Some of our investment strategies target individual investments with unique risks that are not highly correlated with broad market risks. Although we expect these investments to increase total portfolio returns over time, their performance may vary from and under-perform relative to the market in some periods.

We are subject to risks associated with potential declines in credit quality related to specific issuers or specific industries and a general weakening in the economy, which are typically reflected through credit spreads. Credit spread is the additional yield on fixed income securities and loans above the risk-free rate (typically referenced as the yield on U.S. Treasury securities) that market participants require to compensate them for assuming credit, liquidity and/or prepayment risks. Credit spreads vary (i.e. increase or decrease) in response to the market’s perception of risk and liquidity in a specific issuer or specific sector and are influenced by the credit ratings, and the reliability of those ratings, published by external rating agencies. Although we have the ability to use derivative financial instruments to manage these risks, the effectiveness of such instruments is subject to the same risks. Adverse economic conditions or other factors could cause declines in the quality and valuation of our investment portfolio that could result in realized and unrealized losses.

A decline in market interest rates or credit spreads could have an adverse effect on our investment income as we invest cash in new investments that may earn less than the portfolio’s average yield. In a declining interest rate environment, borrowers may prepay or redeem securities more quickly than expected as they seek to refinance at lower rates. A decline could also lead us to purchase longer-term or riskier assets in order to obtain adequate investment yields resulting in a duration gap when compared to the duration of liabilities. Alternatively, longer-term assets may be sold and reinvested in shorter-term assets in anticipation of rising interest rates. An increase in market interest rates or credit spreads could have an adverse effect on the value of our investment portfolio by decreasing the fair values of the fixed income securities that comprise a substantial majority of our investment portfolio.

Deteriorating financial performance impacting securities collateralized by residential and commercial mortgage loans, collateralized corporate loans, and commercial mortgage loans may lead to write-downs and impact our results of operations and financial condition

Adverse changes in residential or commercial mortgage delinquencies, loss severities or recovery rates, declining residential or commercial real estate prices, corporate loan delinquencies or recovery rates, borrower ability to obtain alternative sources of financing, changes in credit or bond insurer strength ratings and the quality of service provided by service providers on securities in our portfolio could lead us to determine that write-downs are necessary in the future.

Concentration of our investment portfolio in any particular segment of the economy may have adverse effects on our operating results and financial condition

The concentration of our investment portfolio in any particular industry, collateral type, group of related industries, geographic sector or risk type could have an adverse effect on our investment portfolio and consequently on our results of operations and financial condition. Events or developments that have a negative impact on any particular industry, group of related industries or geographic region may have a greater adverse effect on the investment portfolio to the extent that the portfolio is concentrated rather than diversified.

The determination of the amount of realized capital losses recorded for impairments of our investments is subjective and could materially impact our operating results and financial condition

The determination of the amount of realized capital losses recorded for impairments vary by investment type and is based upon our ongoing evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. We update our evaluations regularly and reflect changes in other-than-temporary impairments in our results of operations. The assessment of whether other-than-temporary impairments have occurred is based on our case-by-case evaluation of the underlying reasons for the decline in fair value. Our conclusions on such assessments are judgmental and include assumptions and projections of future cash flows which may ultimately prove to be incorrect as assumptions, facts and circumstances change. Furthermore, historical trends may not be indicative of future impairments and additional impairments may need to be recorded in the future.

The determination of the fair value of our fixed income and equity securities is subjective and could materially impact our operating results and financial condition

In determining fair values we principally use the market approach which utilizes market transaction data for the same or similar instruments. The degree of management judgment involved in determining fair values is inversely related to the availability of market observable information. The fair value of assets may differ from the actual amount received upon sale of an asset in an orderly transaction between market participants at the measurement date. Moreover, the use of different valuation assumptions may have a material effect on the assets’ fair values. The difference between amortized cost or cost and fair value, net of deferred income taxes, certain DAC, certain deferred sales inducement costs, and certain reserves for life-contingent contract benefits, is reflected as a component of accumulated other comprehensive income in shareholder’s equity. Changing market conditions could materially affect the determination of the fair value of securities and unrealized net capital gains and losses could vary significantly.

Risks Relating to the Insurance Industry

Our future growth and profitability are dependent in part on our ability to successfully operate in an insurance industry that is highly competitive

The insurance industry is highly competitive. Many of our primary insurance competitors have well-established national reputations and market similar products.

Because of the competitive nature of the insurance industry, there can be no assurance that we will continue to effectively compete with our industry rivals, or that competitive pressures will not have a material effect on our business, operating results or financial condition. This includes competition for producers such as exclusive agents and their licensed sales professionals. In the event we are unable to attract and retain these producers or they are unable to attract customers for our products, growth could be materially affected. Furthermore, certain competitors operate using a mutual insurance company structure and therefore may have dissimilar profitability and return targets. Our ability to successfully operate may also be impaired if we are not effective in developing the talent and skills of our human resources, attracting and assimilating new executive talent into our organization, or deploying human resource talent consistently with our business goals.

Difficult conditions in the global economy and capital markets generally could adversely affect our business and operating results and these conditions may not improve in the near future

As with most businesses, we believe difficult conditions in the global economy and capital markets, such as significant negative macroeconomic trends, including relatively high and sustained unemployment, reduced consumer spending, lower residential and commercial real estate prices, substantial increases in delinquencies on consumer debt, including defaults on home mortgages, and the relatively low availability of credit could have an adverse effect on our business and operating results.

Stressed conditions, volatility and disruptions in global capital markets, particular markets or financial asset classes could adversely affect our investment portfolio. Disruptions in one market or asset class can also spread to other markets or asset classes. Although the disruption in the global financial markets has moderated, not all global financial markets are functioning normally, and the rate of recovery from the U.S. recession has been below historic averages. Several governments around the world have announced austerity actions to address their budget deficits that may lead to a decline in economic activity. While European policy makers have developed mechanisms to address funding concerns, risks to the European economy and financial markets remain.

General economic conditions could adversely affect us in the form of consumer behavior and pressure investment results. Consumer behavior changes could include decreased demand for our products. In addition, holders of some of our interest-sensitive life insurance and annuity products may engage in an elevated level of discretionary withdrawals of contractholder funds. Our investment results could be adversely affected as deteriorating financial and business conditions affect the issuers of the securities in our investment portfolio.

There can be no assurance that we can accurately predict the timing and impact of changes in the Federal Reserve’s monetary policy

The Federal Reserve has indicated that it may change its highly accommodative monetary policy as the U.S. economic recovery strengthens and unemployment declines. There can be no assurance as to the long-term impact such actions will have on the financial markets or on economic conditions, including potential inflationary effects. Continued volatility and rising interest rates could materially and adversely affect our business, financial condition and results of operations.

Losses from legal and regulatory actions may be material to our operating results, cash flows and financial condition

As is typical for a large company, from time to time we are involved in various legal actions, some of which involve claims for substantial or indeterminate amounts. We are also involved in various regulatory actions and inquiries, including market conduct exams by state insurance regulatory agencies. In the event of an unfavorable outcome in one or more of these matters, the ultimate liability may be in excess of amounts currently accrued and may be material to our operating results or cash flows for a particular annual period and to our financial condition.

We are subject to extensive regulation and potential further restrictive regulation may increase our operating costs and limit our growth

As an insurance company, we are subject to extensive laws and regulations. These laws and regulations are complex and subject to change. Changes may sometimes lead to additional expenses, increased legal exposure, and additional limits on our ability to grow or to achieve targeted profitability. Moreover, laws and regulations are administered and enforced by a number of different governmental authorities, each of which exercises a degree of interpretive latitude, including state insurance regulators; state securities administrators; state attorneys general and federal agencies including the SEC, the Financial Industry Regulatory Authority and the U.S. Department of Justice. Consequently, we are subject to the risk that compliance with any particular regulator’s or enforcement authority’s interpretation of a legal issue may not result in compliance with another’s interpretation of the same issue, particularly when compliance is judged in hindsight. In addition, there is risk that any particular regulator’s or enforcement authority’s interpretation of a legal issue may change over time to our detriment, or that changes in the overall legal environment may, even absent any particular regulator’s or enforcement authority’s interpretation of a legal issue changing, cause us to change our views regarding the actions we need to take from a legal risk management perspective, thus necessitating changes to our practices that may, in some cases, limit our ability to grow or to improve the profitability of our business. Furthermore, in some cases, these laws and regulations are designed to protect or benefit the interests of a specific constituency rather than a range of constituencies. For example, state insurance laws and regulations are generally intended to protect or benefit purchasers or users of insurance products. In many respects, these laws and regulations limit our ability to grow or to improve the profitability of our business.

Regulatory reforms, and the more stringent application of existing regulations, may make it more expensive for us to conduct our business

The federal government has enacted comprehensive regulatory reforms for financial services entities. As part of a larger effort to strengthen the regulation of the financial services market, certain reforms are applicable to the insurance industry, including the Federal Insurance Office (“FIO”) established within the Treasury Department.

In recent years, the state insurance regulatory framework has come under public scrutiny, members of Congress have discussed proposals to provide for federal chartering of insurance companies, and the FIO and Financial Stability Oversight Council were established. We can make no assurances regarding the potential impact of state or federal measures that may change the nature or scope of insurance and financial regulation.

These regulatory reforms and any additional legislative change or regulatory requirements imposed upon us in connection with the federal government’s regulatory reform of the financial services industry, and any more stringent enforcement of existing regulations by federal authorities, may make it more expensive for us to conduct our business, or limit our ability to grow or to achieve profitability.

Reinsurance may be unavailable at current levels and prices, which may limit our ability to write new business

Market conditions beyond our control impact the availability and cost of the reinsurance we purchase. No assurances can be made that reinsurance will remain continuously available to us to the same extent and on the same terms and rates as is currently available. If we were unable to maintain our current level of reinsurance or purchase new reinsurance protection in amounts that we consider sufficient and at prices that we consider acceptable, we would have to either accept an increase in our risk exposure, reduce our insurance writings, or develop or seek other alternatives.

Reinsurance subjects us to the credit risk of our reinsurers and may not be adequate to protect us against losses arising from ceded insurance, which could have a material effect on our operating results and financial condition

The collectability of reinsurance recoverables is subject to uncertainty arising from a number of factors, including changes in market conditions, whether insured losses meet the qualifying conditions of the reinsurance contract and whether reinsurers, or their affiliates, have the financial capacity and willingness to make payments under the terms of a reinsurance treaty or contract. Our inability to collect a material recovery from a reinsurer could have a material effect on our operating results and financial condition.

A large scale pandemic, the continued threat of terrorism or military actions may have an adverse effect on the level of claim losses we incur, the value of our investment portfolio, our competitive position, marketability of product offerings, liquidity and operating results

A large scale pandemic, the continued threat of terrorism, within the United States and abroad, or military and other actions, and heightened security measures in response to these types of threats, may cause significant volatility and losses in our investment portfolio from declines in the equity markets and from interest rate changes in the United States, Europe and elsewhere, and result in loss of life, property damage, disruptions to commerce and reduced economic activity. Some of the assets in our investment portfolio may be adversely affected by declines in the equity markets and reduced economic activity caused by a large scale pandemic or the continued threat of terrorism. Additionally, a large scale pandemic or terrorist act could have a material effect on the sales, profitability, competitiveness, marketability of product offerings, liquidity, and operating results.

A downgrade in our financial strength ratings may have an adverse effect on our competitive position, the marketability of our product offerings, our liquidity, operating results and financial condition

Financial strength ratings are important factors in establishing the competitive position of insurance companies and generally have an effect on an insurance company’s business. On an ongoing basis, rating agencies review our financial performance and condition and could downgrade or change the outlook on our ratings due to, for example, a change in our statutory capital; a change in a rating agency’s determination of the amount of risk-adjusted capital required to maintain a particular rating; an increase in the perceived risk of our investment portfolio; a reduced confidence in management or our business strategy; as well as a number of other considerations that may or may not be under our control. Our insurance financial strength ratings from A.M. Best, Standard & Poor’s and Moody’s are subject to continuous review, and the retention of current ratings cannot be assured. A downgrade in any of these ratings could have a material effect on our sales, our competitiveness, the marketability of our product offerings, our liquidity, operating results and financial condition.

Adverse capital and credit market conditions may significantly affect our ability to meet liquidity needs or our ability to obtain credit on acceptable terms

In periods of extreme volatility and disruption in the capital and credit markets, liquidity and credit capacity may be severely restricted. In such circumstances, our ability to obtain capital to fund operating expenses may be limited, and the cost of any such capital may be significant. Our access to additional financing will depend on a variety of factors such as market conditions, the general availability of credit, the overall availability of credit to our industry, our credit ratings and credit capacity, as well as lenders’ perception of our long- or short-term financial prospects. Similarly, our access to funds may be impaired if regulatory authorities or rating agencies take negative actions against us. If a combination of these factors were to occur, our internal sources of liquidity may prove to be insufficient and in such case, we may not be able to successfully obtain additional financing on favorable terms.

Changes in accounting standards issued by the Financial Accounting Standards Board or other standard-setting bodies may adversely affect our results of operations and financial condition

Our financial statements are subject to the application of generally accepted accounting principles, which are periodically revised, interpreted and/or expanded. Accordingly, we are required to adopt new guidance or interpretations, or could be subject to existing guidance as we enter into new transactions, which may have a material effect on our results of operations and financial condition that is either unexpected or has a greater impact than expected. For a description of changes in accounting standards that are currently pending and, if known, our estimates of their expected impact, see Note 2 of the financial statements.

The change in our unrecognized tax benefit during the next 12 months is subject to uncertainty

We have disclosed our estimate of unrecognized tax benefits and the reasonably possible increase or decrease in its balance during the next 12 months in Note 12 of the financial statements. However, actual results may differ from our estimate for reasons such as changes in our position on specific issues, developments with respect to the governments’ interpretations of income tax laws or changes in judgment resulting from new information obtained in audits or the appeals process.

The failure in cyber or other information security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning could result in a loss or disclosure of confidential information, damage to our reputation, additional costs and impairment of our ability to conduct business effectively

We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems could be subject to cyber attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other global companies, we have experienced threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. Events such as these could jeopardize the confidential, proprietary and other information (including personal information of our customers or employees) processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss. These risks may increase in the future as we continue to expand our internet and mobile strategies and develop additional remote connectivity solutions to serve our customers.

In the event of a disaster such as a natural catastrophe, industrial accident, terrorist attack, war, cyber attack or computer virus, unanticipated problems with our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.

Third parties to whom we outsource certain of our functions are also subject to the risks outlined above, any one of which may result in our incurring substantial costs and other negative consequences, including a material adverse effect on our business, financial condition, results of operations and liquidity.

Loss of key vendor relationships or failure of a vendor to protect personal information of our customers or employees could affect our operations

We rely on services and products provided by many vendors in the United States and abroad. These include, for example, vendors of computer hardware and software. In the event that one or more of our vendors suffers a bankruptcy or otherwise becomes unable to continue to provide products or services, or fails to protect personal information of our customers or employees, we may suffer operational impairments and financial losses.

We may not be able to protect our intellectual property and may be subject to infringement claims

We rely on a combination of contractual rights and copyright, trademark, patent and trade secret laws to establish and protect our intellectual property. Although we use a broad range of measures to protect our intellectual property rights, third parties may infringe or misappropriate our intellectual property. We may have to litigate to enforce and protect our intellectual property and to determine its scope, validity or enforceability, which could divert significant resources and prove unsuccessful. An inability to protect our intellectual property could have a material effect on our business.

We may be subject to claims by third parties for patent, trademark or copyright infringement or breach of usage rights. Any such claims and any resulting litigation could result in significant expense and liability. If our third party providers or we are found to have infringed a third-party intellectual property right, either of us could be enjoined from providing certain products or services or from utilizing and benefiting from certain methods, processes, copyrights, trademarks, trade secrets or licenses. Alternatively, we could be required to enter into costly licensing arrangements with third parties or implement a costly work around. Any of these scenarios could have a material effect on our business and results of operations.

Item 11(a).	Description of Business

Allstate Life Insurance Company of New York (“Allstate Life of New York” or “ALNY”) was incorporated in 1967 as a stock life insurance company under the laws of the State of New York. In 1984, Allstate Life of New York was purchased by Allstate Life Insurance Company (“ALIC”). Allstate Life of New York is a wholly owned subsidiary of ALIC, a stock life insurance company incorporated under the laws of the State of Illinois. ALIC is a wholly owned subsidiary of Allstate Insurance Company (“AIC”), a stock property-liability insurance company organized under the laws of the State of Illinois. All of the outstanding stock of AIC is owned by Allstate Insurance Holdings, LLC, which is wholly owned by The Allstate Corporation (the “Corporation” or “Allstate”), a publicly owned holding company incorporated under the laws of the State of Delaware. The Allstate Corporation is the largest publicly held personal lines insurer in the United States. Widely known through the “You’re In Good Hands With Allstate®” slogan, Allstate’s strategy is to reinvent protection and retirement to help individuals in approximately 16 million households protect what they have today and better prepare for tomorrow. Customers can access Allstate products and services such as auto and homeowners insurance through approximately 11,600 exclusive Allstate agencies and financial representatives in the United States and Canada, as well as through independent agencies, contact centers and the internet. Allstate is the 2nd largest personal property and casualty insurer in the United States on the basis of 2012 statutory direct premiums earned according to A.M. Best. In addition, according to A.M. Best, it is the nation’s 17th largest issuer of life insurance business on the basis of 2012 ordinary life insurance in force and 24th largest on the basis of 2012 statutory admitted assets.

In our reports, we occasionally refer to statutory financial information. All domestic United States insurance companies are required to prepare statutory-basis financial statements. As a result, industry data is available that enables comparisons between insurance companies, including competitors that are not subject to the requirement to prepare financial statements in conformity with accounting principles generally accepted in the United States of America. We frequently use industry publications containing statutory financial information to assess our competitive position.

We provide interest-sensitive, traditional and variable life insurance and voluntary accident and health insurance products to customers in the state of New York. We sell products through Allstate exclusive agencies and exclusive financial specialists, and workplace enrolling independent agents.

We compete on a wide variety of factors, including product offerings, brand recognition, financial strength and ratings, prices, distribution and the level of customer service. The market for life insurance continues to be highly fragmented and competitive. As of December 31, 2012, there were approximately 420 groups of life insurance companies in the United States, most of which offered one or more similar products.

Allstate Life of New York is subject to extensive regulation, primarily, but not exclusively, from the New York State Insurance Department. The method, extent, and substance of such regulation generally has its source in statutes that establish standards and requirements for conducting the business of insurance and that delegate regulatory authority to the New York State Insurance Department. These rules have a substantial effect on our business and relate to a wide variety of matters, including insurer solvency, reserve adequacy, insurance company licensing and examination, agent licensing, policy forms, rate setting, the nature and amount of investments, claims practices, participation in guaranty funds, transactions with affiliates, the payment of dividends, underwriting standards, statutory accounting methods, trade practices, and corporate governance. For a discussion of statutory financial information, see Note 13 of the financial statements. For a discussion of regulatory contingencies, see Note 11 of the financial statements. Notes 11 and 13 are incorporated in this, Item 11(a) by reference.

In recent years, the state insurance regulatory framework has come under increased federal scrutiny. As part of an effort to strengthen the regulation of the financial services market, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) was enacted in 2010. Many regulations required pursuant to this law must still be finalized, and we cannot predict what the final regulations will require but do not expect a material impact on Allstate Life of New York’s operations. Dodd-Frank also created the Federal Insurance Office (“FIO”) within the Treasury Department. The FIO monitors the insurance industry, provides advice to the Financial Stability Oversight Council, represents the U.S. on international insurance matters and studies the current regulatory system. FIO submitted a report to Congress in December 2013 addressing how to improve and modernize the system of insurance regulation. In addition, state legislators and insurance regulators continue to examine the appropriate nature and scope of state insurance regulation. We cannot predict whether any specific state or federal measures will be adopted to change the nature or scope of the regulation of insurance or what effect any such measures would have on Allstate Life of New York.

Item 11(b).	Description of Property

Allstate Life of New York occupies office space in Hauppauge, New York and Northbrook, Illinois that is owned or leased by Allstate Insurance Company. Expenses associated with these facilities are allocated to us on both a direct and an indirect basis, depending on the nature and use. We believe that these facilities are suitable and adequate for our current operations.

Item 11(c).	Legal Proceedings

Information required for Item 11(c) is incorporated by reference to the discussion under the heading “Regulation and Compliance” in Note 11 of the financial statements.

Item 11(e). Financial	Statements and Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of

Allstate Life Insurance Company of New York

Hauppauge, New York

We have audited the accompanying Statements of Financial Position of Allstate Life Insurance Company of New York (the “Company”), an affiliate of The Allstate Corporation, as of December 31, 2013 and 2012, and the related Statements of Operations and Comprehensive Income, Shareholder’s Equity, and Cash Flows for each of the three years in the period ended December 31, 2013. Our audits also included Schedule I-Summary of Investments Other Than Investments in Related Parties, Schedule IV-Reinsurance, and Schedule V-Valuation Allowances and Qualifying Accounts. These financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Allstate Life Insurance Company of New York as of December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2013, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, Schedule I-Summary of Investments Other Than Investments in Related Parties, Schedule IV-Reinsurance, and Schedule V-Valuation Allowances and Qualifying Accounts, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

/s/ Deloitte & Touche LLP

Chicago, Illinois

March 7, 2014

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

($ in thousands)	Year Ended December 31,
	2013	2012	2011
Revenues
Premiums (net of reinsurance ceded of $15,510, $32,920 and $30,271)	$55,789	$38,037	$43,806
Contract charges (net of reinsurance ceded of $11,591, $26,401 and $28,097)	73,138	55,688	54,845
Net investment income	325,117	346,195	356,269
Realized capital gains and losses:
Total other-than-temporary impairment losses	(12,410)	(2,195)	(21,804)
Portion of loss recognized in other comprehensive income	3,464	(3,259)	2,226

Net other-than-temporary impairment losses recognized in earnings	(8,946)	(5,454)	(19,578)
Sales and other realized capital gains and losses	23,857	23,197	62,485

Total realized capital gains and losses	14,911	17,743	42,907

	468,955	457,663	497,827

Costs and expenses
Contract benefits (net of reinsurance ceded of $10,728, $16,258 and $24,285)	203,717	180,914	184,166
Interest credited to contractholder funds (net of reinsurance ceded of $5,468, $6,032 and $6,855)	129,911	144,340	154,447
Amortization of deferred policy acquisition costs	29,783	13,145	11,102
Operating costs and expenses	42,788	41,564	41,880

	406,199	379,963	391,595

Income from operations before income tax expense	62,756	77,700	106,232
Income tax expense	22,461	27,546	37,362

Net income	40,295	50,154	68,870

Other comprehensive (loss) income, after-tax
Change in unrealized net capital gains and losses	(91,316)	48,626	53,507
Change in unrealized foreign currency translation adjustments	853	(417)	(170)

Other comprehensive (loss) income, after-tax	(90,463)	48,209	53,337

Comprehensive (loss) income	$(50,168)	$98,363	$122,207

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF FINANCIAL POSITION

($ in thousands, except par value data)	December 31,
	2013	2012
Assets
Investments
Fixed income securities, at fair value (amortized cost $5,225,701 and $5,411,880)	$5,602,738	$6,139,925
Mortgage loans	514,489	570,365
Equity securities, at fair value (cost $163,649 and $133,733)	202,622	164,971
Limited partnership interests	116,480	99,820
Short-term, at fair value (amortized cost $98,553 and $61,947)	98,553	61,948
Policy loans	40,511	41,150
Other	1,076	3,139

Total investments	6,576,469	7,081,318

Cash	2,270	16,882
Deferred policy acquisition costs	129,836	130,201
Reinsurance recoverable	259,733	279,220
Accrued investment income	60,515	62,745
Reinsurance receivable from parent	285	—
Other assets	54,523	60,791
Separate Accounts	435,446	436,380

Total assets	$7,519,077	$8,067,537

Liabilities
Contractholder funds	$3,670,557	$3,958,440
Reserve for life-contingent contract benefits	2,151,316	2,310,881
Current income taxes payable	390	5,714
Deferred income taxes	173,341	206,055
Other liabilities and accrued expenses	99,234	107,158
Payable to affiliates, net	6,013	5,083
Reinsurance payable to parent	—	4,878
Separate Accounts	435,446	436,380

Total liabilities	6,536,297	7,034,589

Commitments and Contingent Liabilities (Note 11)
Shareholder’s equity
Common stock, $25 par value, 100 thousand shares authorized, issued and outstanding	2,500	2,500
Additional capital paid-in	140,529	140,529
Retained income	687,494	647,199
Accumulated other comprehensive income:
Unrealized net capital gains and losses:
Unrealized net capital gains and losses on fixed income securities with OTTI	168	136
Other unrealized net capital gains and losses	270,238	493,481
Unrealized adjustment to DAC, DSI and insurance reserves	(118,415)	(250,310)

Total unrealized net capital gains and losses	151,991	243,307
Unrealized foreign currency translation adjustments	266	(587)

Total accumulated other comprehensive income	152,257	242,720

Total shareholder’s equity	982,780	1,032,948

Total liabilities and shareholder’s equity	$7,519,077	$8,067,537

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF SHAREHOLDER’S EQUITY

($ in thousands)	Year Ended December 31,
	2013	2012	2011
Common stock	$2,500	$2,500	$2,500

Additional capital paid-in	140,529	140,529	140,529

Retained income
Balance, beginning of year	647,199	597,045	527,824
Net income	40,295	50,154	68,870
Forgiveness of payable due to an affiliate	—	—	351

Balance, end of year	687,494	647,199	597,045

Accumulated other comprehensive income
Balance, beginning of year	242,720	194,511	141,174
Change in unrealized net capital gains and losses	(91,316)	48,626	53,507
Change in unrealized foreign currency translation adjustments	853	(417)	(170)

Balance, end of year	152,257	242,720	194,511

Total shareholder’s equity	$982,780	$1,032,948	$934,585

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

($ in thousands)	Year Ended December 31,
	2013	2012	2011
Cash flows from operating activities
Net income	$40,295	$50,154	$68,870
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization and other non-cash items	(42,741)	(38,127)	(36,228)
Realized capital gains and losses	(14,911)	(17,743)	(42,907)
Interest credited to contractholder funds	129,911	144,340	154,447
Changes in:
Policy benefits and other insurance reserves	(26,252)	(29,081)	(22,697)
Deferred policy acquisition costs	10,230	(6,278)	(6,740)
Income taxes	10,673	33,391	43,297
Other operating assets and liabilities	(16,790)	(2,664)	1,199

Net cash provided by operating activities	90,415	133,992	159,241

Cash flows from investing activities
Proceeds from sales
Fixed income securities	279,029	641,599	676,468
Equity securities	86,400	—	25,121
Limited partnership interests	23,009	6,131	5,684
Investment collections
Fixed income securities	374,968	451,878	349,578
Mortgage loans	90,226	83,394	28,155
Investment purchases
Fixed income securities	(427,674)	(775,407)	(668,237)
Equity securities	(88,307)	(49,931)	—
Limited partnership interests	(38,794)	(33,970)	(63,732)
Mortgage loans	(35,475)	(87,011)	(98,131)
Change in short-term investments, net	(33,563)	85,850	(16,744)
Change in policy loans and other investments, net	3,133	342	15,000

Net cash provided by investing activities	232,952	322,875	253,162

Cash flows from financing activities
Contractholder fund deposits	98,601	115,184	121,937
Contractholder fund withdrawals	(436,580)	(558,751)	(537,292)

Net cash used in financing activities	(337,979)	(443,567)	(415,355)

Net (decrease) increase in cash	(14,612)	13,300	(2,952)
Cash at beginning of year	16,882	3,582	6,534

Cash at end of year	$2,270	$16,882	$3,582

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1.	General

Basis of presentation

The accompanying financial statements include the accounts of Allstate Life Insurance Company of New York (the “Company”), a wholly owned subsidiary of Allstate Life Insurance Company (“ALIC”), which is wholly owned by Allstate Insurance Company (“AIC”). All of the outstanding stock of AIC is owned by Allstate Insurance Holdings, LLC, a wholly owned subsidiary of The Allstate Corporation (the “Corporation”). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

To conform to the current year presentation, certain amounts in the prior year notes to financial statements have been reclassified.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Nature of operations

The Company sells interest-sensitive, traditional and variable life insurance and voluntary accident and health insurance products to customers in the State of New York. Effective January 1, 2014, the Company no longer offers fixed annuities such as deferred and immediate annuities. The following table summarizes premiums and contract charges by product.

($ in thousands)	2013	2012	2011
Premiums
Traditional life insurance	$38,618	$19,828	$20,728
Immediate annuities with life contingencies	4,349	6,653	12,434
Accident and health insurance	12,822	11,556	10,644

Total premiums	55,789	38,037	43,806

Contract charges
Interest-sensitive life insurance	72,740	54,357	52,228
Fixed annuities	398	1,331	2,617

Total contract charges	73,138	55,688	54,845

Total premiums and contract charges	$128,927	$93,725	$98,651

The Company distributes its products through Allstate exclusive agencies and exclusive financial specialists, and workplace enrolling independent agents.

The Company has exposure to market risk as a result of its investment portfolio. Market risk is the risk that the Company will incur realized and unrealized net capital losses due to adverse changes in interest rates, credit spreads, equity prices or currency exchange rates. The Company’s primary market risk exposures are to changes in interest rates, credit spreads and equity prices. Interest rate risk is the risk that the Company will incur a loss due to adverse changes in interest rates relative to the interest rate characteristics of its interest bearing assets and liabilities. This risk arises from many of the Company’s primary activities, as it invests substantial funds in interest-sensitive assets and issues interest-sensitive liabilities. Interest rate risk includes risks related to changes in U.S. Treasury yields and other key risk-free reference yields. Credit spread risk is the risk that the Company will incur a loss due to adverse changes in credit spreads. This risk arises from many of the Company’s primary activities, as the Company invests substantial funds in spread-sensitive fixed income assets. Equity price risk is the risk that the Company will incur losses due to adverse changes in the general levels of the equity markets.

The Company monitors economic and regulatory developments that have the potential to impact its business. Federal and state laws and regulations affect the taxation of insurance companies and life insurance and annuity products. Congress and various state legislatures from time to time consider legislation that would reduce or eliminate the favorable policyholder tax treatment currently applicable to life insurance and annuities. Congress and various state legislatures also consider proposals to reduce the taxation of certain products or investments that may compete with life insurance or annuities. Legislation that increases the taxation on insurance products or reduces the taxation on competing products could lessen the advantage or create a disadvantage for certain of the Company’s products making them less competitive. Such proposals, if adopted, could have an adverse effect on the Company’s financial position or ability to sell such products and could result in the surrender of some existing contracts and policies. In addition, changes in the federal estate tax laws could negatively affect the demand for the types of life insurance used in estate planning.

2.	Summary of Significant Accounting Policies

Investments

Fixed income securities include bonds, residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”) and redeemable preferred stocks. Fixed income securities, which may be sold prior to their contractual maturity, are designated as available for sale and are carried at fair value. The difference between amortized cost and fair value, net of deferred income taxes, certain deferred policy acquisition costs (“DAC”), certain deferred sales inducement costs (“DSI”) and certain reserves for life-contingent contract benefits, is reflected as a component of accumulated other comprehensive income. Cash received from calls, principal payments and make-whole payments is reflected as a component of proceeds from sales and cash received from maturities and pay-downs, including prepayments, is reflected as a component of investment collections within the Statements of Cash Flows.

Mortgage loans are carried at unpaid principal balances, net of unamortized premium or discount and valuation allowances. Valuation allowances are established for impaired loans when it is probable that contractual principal and interest will not be collected.

Equity securities primarily include common stocks and exchange traded funds. Equity securities are designated as available for sale and are carried at fair value. The difference between cost and fair value, net of deferred income taxes, is reflected as a component of accumulated other comprehensive income.

Investments in limited partnership interests, including interests in private equity/debt funds, where the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies are accounted for in accordance with the cost method of accounting; all other investments in limited partnership interests are accounted for in accordance with the equity method of accounting (“EMA”).

Short-term investments, including money market funds, commercial paper and other short-term investments, are carried at fair value. Policy loans are carried at unpaid principal balances. Other investments consist of notes due from related party and derivatives. Notes due from related party are carried at outstanding principal balances. Derivatives are carried at fair value.

Investment income primarily consists of interest, dividends, income from certain derivative transactions, income from cost method limited partnership interests, and, in 2013 and 2012, income from EMA limited partnership interests. Interest is recognized on an accrual basis using the effective yield method and dividends are recorded at the ex-dividend date. Interest income for RMBS, CMBS and ABS is determined considering estimated pay-downs, including prepayments, obtained from third party data sources and internal estimates.

Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. For RMBS, CMBS and ABS of high credit quality with fixed interest rates, the effective yield is recalculated on a retrospective basis. For all others, the effective yield is recalculated on a prospective basis. Accrual of income is suspended for other-than-temporarily impaired fixed income securities when the timing and amount of cash flows expected to be received is not reasonably estimable. Accrual of income is suspended for mortgage loans that are in default or when full and timely collection of principal and interest payments is not probable. Cash receipts on investments on nonaccrual status are generally recorded as a reduction of carrying value. Income from cost method limited partnership interests is recognized upon receipt of amounts distributed by the partnerships. Income from EMA limited partnership interests is recognized based on the Company’s share of the partnerships’ net income, including unrealized gains and losses, and is recognized on a delay due to the availability of the related financial statements. Income recognition on private equity/debt funds is generally on a three month delay.

Realized capital gains and losses include gains and losses on investment sales, write-downs in value due to other-than-temporary declines in fair value, adjustments to valuation allowances on mortgage loans, periodic changes in fair value and settlements of certain derivatives including hedge ineffectiveness, and, in 2011, income from EMA limited partnership interests. Realized capital gains and losses on investment sales, including principal payments, are determined on a specific identification basis.

Derivative and embedded derivative financial instruments

Derivative financial instruments include interest rate caps and a reinvestment related risk transfer reinsurance agreement with ALIC that meets the accounting definition of a derivative (see Note 4). Derivatives required to be separated from the host instrument and accounted for as derivative financial instruments (“subject to bifurcation”) are embedded in certain fixed income securities, equity-indexed life contracts and reinsured variable annuity contracts.

All derivatives are accounted for on a fair value basis and reported as other investments, other assets or contractholder funds. The income statement effects of derivatives, including fair value gains and losses and accrued periodic settlements, are reported in realized capital gains and losses. Embedded derivative instruments subject to bifurcation are also accounted for on a fair value basis and are reported together with the host contract. The change in fair value of derivatives embedded in certain fixed income securities and subject to bifurcation is reported in realized capital gains and losses. The change in fair value of derivatives embedded in life and annuity product contracts and subject to bifurcation is reported in contract benefits or interest credited to contractholder funds. Cash flows from embedded derivatives subject to bifurcation are reported consistently with the host contracts within the Statements of Cash Flows. Cash flows from other derivatives are reported in cash flows from investing activities within the Statements of Cash Flows.

Securities loaned

The Company’s business activities include securities lending transactions, which are used primarily to generate net investment income. The proceeds received in conjunction with securities lending transactions are reinvested in short-term investments. These transactions are short-term in nature, usually 30 days or less.

The Company receives cash collateral for securities loaned in an amount generally equal to 102% of the fair value of securities and records the related obligations to return the collateral in other liabilities and accrued expenses. The carrying value of these obligations approximates fair value because of their relatively short-term nature. The Company monitors the market value of securities loaned on a daily basis and obtains additional collateral as necessary under the terms of the agreements to mitigate counterparty credit risk. The Company maintains the right and ability to repossess the securities loaned on short notice.

Recognition of premium revenues and contract charges, and related benefits and interest credited

Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Voluntary accident and health insurance products are expected to remain in force for an extended period. Premiums from these products are recognized as revenue when due from policyholders. Benefits are reflected in contract benefits and recognized in relation to premiums, so that profits are recognized over the life of the policy.

Immediate annuities with life contingencies, including certain structured settlement annuities, provide insurance protection over a period that extends beyond the period during which premiums are collected. Premiums from these products are recognized as revenue when received at the inception of the contract. Benefits and expenses are recognized in relation to premiums. Profits from these policies come from investment income, which is recognized over the life of the contract.

Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and contract charges assessed against the contractholder account balance. Premiums from these contracts are reported as contractholder fund deposits. Contract charges consist of fees assessed against the contractholder account balance for the cost of insurance (mortality risk), contract administration and surrender of the contract prior to contractually specified dates. These contract charges are recognized as revenue when assessed against the contractholder account balance. Contract benefits include life-contingent benefit payments in excess of the contractholder account balance.

Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, including market value adjusted annuities and immediate annuities without life contingencies, are considered investment contracts. Consideration received for such contracts is reported as contractholder fund deposits. Contract charges for investment contracts consist of fees assessed against the contractholder account balance for maintenance, administration and surrender of the contract prior to contractually specified dates, and are recognized when assessed against the contractholder account balance.

Interest credited to contractholder funds represents interest accrued or paid on interest-sensitive life and investment contracts. Crediting rates for certain fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed minimum rates. Crediting rates for indexed life contracts are generally based on an equity index, such as the Standard & Poor’s (“S&P”) 500 Index. Interest credited also includes amortization of DSI expenses. DSI is amortized into interest credited using the same method used to amortize DAC.

Contract charges for variable life and variable annuity products consist of fees assessed against the contractholder account balances for contract maintenance, administration, mortality, expense and surrender of the contract prior to contractually specified dates. Contract benefits incurred for variable annuity products include guaranteed minimum death, income, withdrawal and accumulation benefits. All of the Company’s variable annuity business is ceded through reinsurance agreements and the contract charges and contract benefits related thereto are reported net of reinsurance ceded.

Deferred policy acquisition and sales inducement costs

Costs that are related directly to the successful acquisition of new or renewal life insurance and investment contracts are deferred and recorded as DAC. These costs are principally agents’ and brokers’ remuneration and certain underwriting expenses. DSI costs, which are deferred and recorded as other assets, relate to sales inducements offered on sales to new customers, principally on annuity and interest-sensitive life contracts. These sales inducements are primarily in the form of additional credits to the customer’s account balance or enhancements to interest credited for a specified period which are in excess of the rates currently being credited to similar contracts without sales inducements. All other acquisition costs are expensed as incurred and included in operating costs and expenses. Amortization of DAC is included in amortization of deferred policy acquisition costs and is described in more detail below. DSI is amortized into income using the same methodology and assumptions as DAC and is included in interest credited to contractholder funds. DAC and DSI are periodically reviewed for recoverability and adjusted if necessary.

For traditional life insurance, DAC is amortized over the premium paying period of the related policies in proportion to the estimated revenues on such business. Assumptions used in the amortization of DAC and reserve calculations are established at the time the policy is issued and are generally not revised during the life of the policy. Any deviations from projected business in force resulting from actual policy terminations differing from expected levels and any estimated premium deficiencies may result in a change to the rate of amortization in the period such events occur. Generally, the amortization periods for these policies approximates the estimated lives of the policies.

For interest-sensitive life, fixed annuities and other investment contracts, DAC and DSI are amortized in proportion to the incidence of the total present value of gross profits, which includes both actual historical gross profits (“AGP”) and estimated future gross profits (“EGP”) expected to be earned over the estimated lives of the contracts. The amortization is net of interest on the prior period DAC balance using rates established at the inception of the contracts. Actual amortization periods generally range from 15-30 years; however, incorporating estimates of the rate of customer surrenders, partial withdrawals and deaths generally results in the majority of the DAC being amortized during the surrender charge period, which is typically 10-20 years for interest-sensitive life and 5-10 years for fixed annuities. The cumulative DAC and DSI amortization is reestimated and adjusted by a cumulative charge or credit to income when there is a difference between the incidence of actual versus expected gross profits in a reporting period or when there is a change in total EGP. When DAC or DSI amortization or a component of gross profits for a quarterly period is potentially negative (which would result in an increase of the DAC or DSI balance) as a result of negative AGP, the specific facts and circumstances surrounding the potential negative amortization are considered to determine whether it is appropriate for recognition in the financial statements. Negative amortization is only recorded when the increased DAC or DSI balance is determined to be recoverable based on facts and circumstances. Recapitalization of DAC and DSI is limited to the originally deferred costs plus interest.

AGP and EGP primarily consist of the following components: contract charges for the cost of insurance less mortality costs and other benefits; investment income and realized capital gains and losses less interest credited; and surrender and other contract charges less maintenance expenses. The principal assumptions for determining the amount of EGP are persistency, mortality, expenses, investment returns, including capital gains and losses on assets supporting contract liabilities, interest crediting rates to contractholders, and the effects of any hedges. For products whose supporting investments are exposed to capital losses in excess of the Company’s expectations which may cause periodic AGP to become temporarily negative, EGP and AGP utilized in DAC and DSI amortization may be modified to exclude the excess capital losses.

The Company performs quarterly reviews of DAC and DSI recoverability for interest-sensitive life, fixed annuities and other investment contracts in the aggregate using current assumptions. If a change in the amount of EGP is significant, it could result in the unamortized DAC or DSI not being recoverable, resulting in a charge which is included as a component of amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively.

The DAC and DSI balances presented include adjustments to reflect the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized capital gains or losses in the respective product investment portfolios were actually realized. The adjustments are recorded net of tax in accumulated other comprehensive income. DAC, DSI and deferred income taxes determined on unrealized capital gains and losses and reported in accumulated other comprehensive income recognize the impact on shareholder’s equity consistently with the amounts that would be recognized in the income statement on realized capital gains and losses.

Customers of the Company may exchange one insurance policy or investment contract for another offered by the Company, or make modifications to an existing investment or life contract issued by the Company. These transactions are identified as internal replacements for accounting purposes. Internal replacement transactions determined to result in replacement contracts that are substantially unchanged from the replaced contracts are accounted for as continuations of the replaced contracts. Unamortized DAC and DSI related to the replaced contracts continue to be deferred and amortized in connection with the replacement contracts. For interest-sensitive life and investment contracts, the EGP of the replacement contracts are treated as a revision to the EGP of the replaced contracts in the determination of amortization of DAC and DSI. For traditional life insurance policies, any changes to unamortized DAC that result from replacement contracts are treated as prospective revisions. Any costs associated with the issuance of replacement contracts are characterized as maintenance costs and expensed as incurred. Internal replacement transactions determined to result in a substantial change to the replaced contracts are accounted for as an extinguishment of the replaced contracts, and any unamortized DAC and DSI related to the replaced contracts are eliminated with a corresponding charge to amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively.

Reinsurance

In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance. The Company has also used reinsurance to effect the disposition of certain blocks of business. The amounts reported as reinsurance recoverables include amounts billed to reinsurers on losses paid as well as estimates of amounts expected to be recovered from reinsurers on insurance liabilities and contractholder funds that have not yet been paid. Reinsurance recoverables on unpaid losses are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Insurance liabilities are reported gross of reinsurance recoverables. Reinsurance premiums are generally reflected in income in a manner consistent with the recognition of premiums on the reinsured contracts. Reinsurance does not extinguish the Company’s primary liability under the policies written. Therefore, the Company regularly evaluates the financial condition of its reinsurers and establishes allowances for uncollectible reinsurance as appropriate.

The Company has a reinsurance treaty with ALIC through which it primarily cedes reinvestment related risk on its structured settlement annuities. The terms of the treaty meet the accounting definition of a derivative. Accordingly, the treaty is recorded in the Statement of Financial Position at fair value. Changes in the fair value of the treaty and premiums paid to ALIC are recognized in realized capital gains and losses.

Income taxes

The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are unrealized capital gains and losses, differences in tax bases of invested assets, DAC and insurance reserves. A deferred tax asset valuation allowance is established when there is uncertainty that such assets will be realized.

Reserve for life-contingent contract benefits

The reserve for life-contingent contract benefits payable under insurance policies, including traditional life insurance, life-contingent immediate annuities and voluntary accident and health insurance products, is computed on the basis of long-term actuarial assumptions of future investment yields, mortality, morbidity, policy terminations and expenses. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by characteristics such as type of coverage, year of issue and policy duration. To the extent that unrealized gains on fixed income securities would result in a premium deficiency if those gains were realized, the related increase in reserves for certain immediate annuities with life contingencies is recorded net of tax as a reduction of unrealized net capital gains included in accumulated other comprehensive income.

Contractholder funds

Contractholder funds represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life insurance and fixed annuities. Contractholder funds primarily comprise cumulative deposits received and interest credited to the contractholder less cumulative contract benefits, surrenders, withdrawals and contract charges for mortality or administrative expenses. Contractholder funds also include reserves for secondary guarantees on interest-sensitive life insurance and certain fixed annuity contracts and reserves for certain guarantees on reinsured variable annuity contracts.

Separate accounts

Separate accounts assets are carried at fair value. The assets of the separate accounts are legally segregated and available only to settle separate account contract obligations. Separate accounts liabilities represent the contractholders’ claims to the related assets and are carried at an amount equal to the separate accounts assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and therefore are not included in the Company’s Statements of Operations and Comprehensive Income. Deposits to and surrenders and withdrawals from the separate accounts are reflected in separate accounts liabilities and are not included in cash flows.

Absent any contract provision wherein the Company provides a guarantee, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives. All of the Company’s variable annuity business was reinsured beginning in 2006.

Off-balance sheet financial instruments

Commitments to invest, commitments to extend mortgage loans and financial guarantees have off-balance sheet risk because their contractual amounts are not recorded in the Company’s Statements of Financial Position (see Note 7 and Note 11).

Adopted accounting standards

Disclosures about Offsetting Assets and Liabilities

In December 2011 and January 2013, the Financial Accounting Standards Board (“FASB”) issued guidance requiring expanded disclosures, including both gross and net information, for derivatives, repurchase and reverse repurchase agreements, and securities borrowing and securities lending transactions that are either offset in the reporting entity’s financial statements or those that are subject to an enforceable master netting arrangement or similar agreement. The Company adopted the new guidance in 2013. The new guidance affects disclosures only and therefore had no impact on the Company’s results of operations or financial position.

Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income

In February 2013, the FASB issued guidance requiring expanded disclosures about the amounts reclassified out of accumulated other comprehensive income by component. The guidance requires the presentation of significant amounts reclassified out of accumulated other comprehensive income by income statement line item but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, cross-reference to other disclosures that provide additional detail about those amounts is required. The Company adopted the new guidance in 2013. The new guidance affects disclosures only and therefore had no impact on the Company’s results of operations or financial position.

3.	Supplemental Cash Flow Information

Non-cash modifications of certain mortgage loans and fixed income securities totaled $5.0 million, $12.0 million and $20.7 million in 2013, 2012 and 2011, respectively.

Liabilities for collateral received in conjunction with the Company’s securities lending program were $62.6 million, $59.8 million and $61.1 million as of December 31, 2013, 2012 and 2011, respectively, and are reported in other liabilities and accrued expenses. The accompanying cash flows are included in cash flows from operating activities in the Statements of Cash Flows along with the activities resulting from management of the proceeds, which for the years ended December 31 are as follows:

($ in thousands)	2013	2012	2011
Net change in proceeds managed
Net change in short-term investments	$(2,838)	$1,325	$66,886

Operating cash flow (used) provided	$(2,838)	$1,325	$66,886

Net change in liabilities
Liabilities for collateral, beginning of year	$(59,772)	$(61,097)	$(127,983)
Liabilities for collateral, end of year	(62,610)	(59,772)	(61,097)

Operating cash flow provided (used)	$2,838	$(1,325)	$(66,886)

In 2011, the Company sold mortgage loans with carrying values of $5.9 million, respectively, to an affiliate in exchange for notes receivable with a principal sum equal to the mortgage loans (see Note 4).

In 2011, a payable associated with the pension benefit obligations due to AIC totaling $351 thousand was forgiven. The forgiveness of the payable reflects a non-cash financing activity.

4.	Related Party Transactions

Business operations

The Company uses services performed by its affiliates, AIC, ALIC and Allstate Investments LLC, and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, the Company shares the services of employees with AIC. The Company reimburses its affiliates for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation, retirement and other benefit programs (see Note 14), allocated to the Company were $54.2 million, $51.4 million and $46.5 million in 2013, 2012 and 2011, respectively. A portion of these expenses relate to the acquisition of business, which are deferred and amortized into income as described in Note 2.

Structured settlement annuities

The Company issued $0.9 million, $5.9 million and $8.0 million of structured settlement annuities, a type of immediate annuity, in 2013, 2012 and 2011, respectively, at prices determined using interest rates in effect at the time of purchase, to fund structured settlements in matters involving AIC. Of these amounts, $89 thousand and $1.3 million relate to structured settlement annuities with life contingencies and are included in premium revenue for 2012 and 2011, respectively. The Company had no amounts related to structured settlement annuities with life contingencies that were included in premium revenue for 2013. Effective March 22, 2013, the Company no longer offers structured settlement annuities.

In most cases, these annuities were issued under a “qualified assignment” whereby Allstate Assignment Corporation (“AAC”) and prior to July 1, 2001 Allstate Settlement Corporation (“ASC”), both wholly owned subsidiaries of ALIC, purchased annuities from the Company and assumed AIC’s obligation to make future payments.

AIC issued surety bonds to guarantee the payment of structured settlement benefits assumed by ASC (from both AIC and non-related parties) and funded by certain annuity contracts issued by the Company through June 30, 2001. ASC entered into a General Indemnity Agreement pursuant to which it indemnified AIC for any liabilities associated with the surety bonds and gave AIC certain collateral security rights with respect to the annuities and certain other rights in the event of any defaults covered by the surety bonds. For contracts written on or after July 1, 2001, AIC no longer issues surety bonds to guarantee the payment of structured settlement benefits. Alternatively, ALIC guarantees the payment of structured settlement benefits on all contracts issued on or after July 1, 2001. Reserves recorded by the Company for annuities that are guaranteed by ALIC or the surety bonds of AIC were $2.08 billion and $2.10 billion as of December 31, 2013 and 2012, respectively.

Broker-Dealer agreements

The Company receives distribution services from Allstate Financial Services, LLC, an affiliated broker-dealer company, for certain annuity and variable life insurance contracts sold by Allstate exclusive agencies. For these services, the Company incurred commission and other distribution expenses of $246 thousand, $316 thousand and $277 thousand in 2013, 2012 and 2011, respectively.

The Company has a service agreement with Allstate Distributors, LLC (“ADLLC”), a broker-dealer company owned by ALIC, whereby ADLLC promotes and markets products sold by the Company. In return for these services, the Company recorded expense of $14 thousand, $27 thousand and $1.1 million in 2013, 2012 and 2011, respectively.

Reinsurance

The Company has reinsurance agreements with ALIC whereby a portion of the Company’s premiums and policy benefits are ceded to ALIC (see Note 9).

The Company has a reinsurance treaty through which it primarily cedes reinvestment related risk on its structured settlement annuities to ALIC. Under the terms of the treaty, the Company pays a premium to ALIC that varies with the aggregate structured settlement annuity statutory reserve balance. In return, ALIC guarantees that the yield on the portion of the Company’s investment portfolio that supports structured settlement annuity liabilities will not fall below contractually determined rates. The Company ceded premium related to structured settlement annuities to ALIC of $3.5 million in each of 2013, 2012 and 2011. As of December 31, 2013 and 2012, the carrying value of the structured settlement reinsurance treaty was $27.8 million and $34.7 million, respectively, which is recorded in other assets. The premiums ceded and changes in the fair value of the reinsurance treaty are reflected as a component of realized capital gains and losses as the treaty is recorded as a derivative instrument.

Income taxes

The Company is a party to a federal income tax allocation agreement with the Corporation (see Note 12).

Intercompany loan agreement

The Company has an intercompany loan agreement with the Corporation. The amount of intercompany loans available to the Company is at the discretion of the Corporation. The maximum amount of loans the Corporation will have outstanding to all its eligible subsidiaries at any given point in time is limited to $1 billion. The Corporation may use commercial paper borrowings, bank lines of credit and securities lending to fund intercompany borrowings. The Company had no amounts outstanding under the intercompany loan agreement as of December 31, 2013 or 2012.

Notes receivable-investment sales

In 2009, the Company entered into an asset purchase agreement with Road Bay Investments, LLC (“RBI”), a subsidiary of ALIC, which allows RBI to purchase from the Company mortgage loans or participations in mortgage loans with an aggregate fair value of up to $50 million. As consideration for the purchase of the assets, RBI issues notes to the Company. As security for the performance of RBI’s obligations under the agreement and notes, RBI granted a pledge of and security interest in RBI’s right, title and interest in the mortgage loans and their proceeds. The Company had no balance due on notes from RBI as of December 31, 2013. The balance of notes due from RBI was $2.8 million as of December 31, 2012. The notes due from RBI are classified as other investments in the Statements of Financial Position.

In March 2011, the Company sold to RBI mortgage loans with a fair value of $2.8 million on the date of sale and RBI issued the Company a 5.80% note due March 9, 2018 for the same amount. In July 2013, RBI repaid the entire principal of this note. In April 2011, the Company sold to RBI mortgage loans with a fair value of $3.0 million on the date of sale and RBI issued the Company a 5.75% note due April 19, 2018 for the same amount. In June 2011, RBI repaid the entire principal of this note.

In March 2010, the Company sold to RBI mortgage loans with a fair value of $13.7 million on the date of sale and RBI issued the Company a 7.00% note due March 26, 2017 for the same amount. In 2012, 2011 and 2010, RBI repaid $2.8 million and $1.1 million and $9.8 million, respectively, of this note. In November 2010, the Company sold to RBI mortgage loans with a fair value of $2.7 million on the date of sale and RBI issued the Company a 7.50% note due November 18, 2017 for the same amount. In June 2011, RBI repaid the entire principal of this note. In December 2010, the Company sold to RBI mortgage loans with a fair value of $3.5 million on the date of sale and RBI issued the Company a 6.50% note due December 14, 2017 for the same amount. In June 2011, RBI repaid the entire principal of this note.

In September 2009, the Company sold to RBI mortgage loans with a fair value of $8.3 million on the date of sale and RBI issued the Company a 7.00% note due September 25, 2016 for the same amount. In February 2011, RBI repaid the entire principal of this note.

In 2013, 2012 and 2011, the Company recorded net investment income on the notes due from RBI of $65 thousand, $220 thousand and $679 thousand, respectively.

Pension benefit plans

Effective November 30, 2011, the Corporation became the sponsor of the defined benefit pension plans that cover most full-time employees, certain part-time employees and employee-agents. Prior to November 30, 2011, AIC was the sponsor of these plans. In connection with the change in sponsorship, amounts payable by the Company to the previous plan sponsor, AIC, totaling $351 thousand were forgiven which was recorded as an increase to retained income.

5.	Investments

Fair values

The amortized cost, gross unrealized gains and losses and fair value for fixed income securities are as follows:

	Amortized cost	Gross unrealized		Fair value
($ in thousands)		Gains	Losses
December 31, 2013
U.S. government and agencies	$237,510	$57,321	$—	$294,831
Municipal	677,780	58,068	(9,864)	725,984
Corporate	3,572,713	236,627	(43,751)	3,765,589
Foreign government	320,327	62,266	(977)	381,616
RMBS	154,242	5,817	(140)	159,919
CMBS	166,927	9,091	(38)	175,980
ABS	87,176	2,260	(929)	88,507
Redeemable preferred stock	9,026	1,286	—	10,312

Total fixed income securities	$5,225,701	$432,736	$(55,699)	$5,602,738

December 31, 2012
U.S. government and agencies	$333,787	$83,260	$—	$417,047
Municipal	704,032	123,669	(9,040)	818,661
Corporate	3,482,420	423,330	(7,224)	3,898,526
Foreign government	303,649	92,986	(94)	396,541
RMBS	284,885	11,708	(915)	295,678
CMBS	195,605	11,871	(6,760)	200,716
ABS	98,415	4,652	(941)	102,126
Redeemable preferred stock	9,087	1,543	—	10,630

Total fixed income securities	$5,411,880	$753,019	$(24,974)	$6,139,925

Scheduled maturities

The scheduled maturities for fixed income securities are as follows as of December 31, 2013:

($ in thousands)	Amortized cost	Fair value
Due in one year or less	$237,779	$243,799
Due after one year through five years	1,231,218	1,354,142
Due after five years through ten years	1,886,134	1,986,043
Due after ten years	1,462,225	1,594,348

	4,817,356	5,178,332
RMBS, CMBS and ABS	408,345	424,406

Total	$5,225,701	$5,602,738

Actual maturities may differ from those scheduled as a result of calls and make-whole payments by the issuers. RMBS, CMBS and ABS are shown separately because of the potential for prepayment of principal prior to contractual maturity dates.

Net investment income

Net investment income for the years ended December 31 is as follows:

($ in thousands)	2013	2012	2011
Fixed income securities	$289,571	$305,849	$326,000
Mortgage loans	31,375	32,882	30,726
Equity securities	4,870	3,589	2,818
Limited partnership interests(1)	8,862	13,316	3,157
Short-term investments	210	355	525
Policy loans	2,543	2,600	2,628
Other	65	220	679

Investment income, before expense	337,496	358,811	366,533
Investment expense	(12,379)	(12,616)	(10,264)

Net investment income	$325,117	$346,195	$356,269

(1)	Income from EMA limited partnerships is reported in net investment income in 2013 and 2012 and realized capital gains and losses in 2011.

Realized capital gains and losses

Realized capital gains and losses by asset type for the years ended December 31 are as follows:

($ in thousands)	2013	2012	2011
Fixed income securities	$(1,537)	$2,545	$10,600
Mortgage loans	(1,507)	1,452	(1,119)
Equity securities	27,944	—	9,575
Limited partnership interests(1)	(40)	(221)	8,752
Derivatives	(9,949)	13,967	15,096
Short-term investments	—	—	3

Realized capital gains and losses	$14,911	$17,743	$42,907

(1)	Income from EMA limited partnerships is reported in net investment income in 2013 and 2012 and realized capital gains and losses in 2011.

Realized capital gains and losses by transaction type for the years ended December 31 are as follows:

($ in thousands)	2013	2012	2011
Impairment write-downs	$(3,431)	$(5,144)	$(18,129)
Change in intent write-downs	(5,515)	(310)	(1,449)

Net other-than-temporary impairment losses recognized in earnings	(8,946)	(5,454)	(19,578)
Sales	33,806	9,230	38,631
Valuation of derivative instruments	(9,965)	13,966	16,552
Settlements of derivative instruments	16	1	(1,456)
EMA limited partnership income	—	—	8,758

Realized capital gains and losses	$14,911	$17,743	$42,907

Gross gains of $7.6 million, $22.1 million and $29.9 million and gross losses of $2.5 million, $16.0 million and $10.7 million were realized on sales of fixed income securities during 2013, 2012 and 2011, respectively.

Other-than-temporary impairment losses by asset type for the years ended December 31 are as follows:

	2013			2012			2011
($ in thousands)	Gross	Included in OCI	Net	Gross	Included in OCI	Net	Gross	Included in OCI	Net
Fixed income securities:
Municipal	$(1,727)	$—	$(1,727)	$—	$—	$—	$(406)	$—	$(406)
Corporate	—	—	—	(2,301)	(476)	(2,777)	(5,259)	1,567	(3,692)
RMBS	28	—	28	(531)	(360)	(891)	(2,210)	91	(2,119)
CMBS	(8,392)	3,464	(4,928)	—	(2,423)	(2,423)	(12,287)	568	(11,719)

Total fixed income securities	(10,091)	3,464	(6,627)	(2,832)	(3,259)	(6,091)	(20,162)	2,226	(17,936)
Mortgage loans	(1,832)	—	(1,832)	637	—	637	(1,642)	—	(1,642)
Equity securities	(487)	—	(487)	—	—	—	—	—	—

Other-than-temporary impairment losses	$(12,410)	$3,464	$(8,946)	$(2,195)	$(3,259)	$(5,454)	$(21,804)	$2,226	$(19,578)

The total amount of other-than-temporary impairment losses included in accumulated other comprehensive income at the time of impairment for fixed income securities, which were not included in earnings, were $41 thousand and $58 thousand as of December 31, 2013 and 2012, respectively, and all related to RMBS. The amount excludes $299 thousand and $268 thousand as of December 31, 2013 and 2012, respectively, of net unrealized gains related to changes in valuation of the fixed income securities subsequent to the impairment measurement date.

Rollforwards of the cumulative credit losses recognized in earnings for fixed income securities held as of December 31 are as follows:

($ in thousands)	2013	2012	2011
Beginning balance	$(1,685)	$(11,503)	$(24,172)
Additional credit loss for securities previously other-than-temporarily impaired	29	(4,796)	(4,387)
Additional credit loss for securities not previously other-than-temporarily impaired	(1,628)	(985)	(12,100)
Reduction in credit loss for securities disposed or collected	960	15,599	28,304
Reduction in credit loss for securities the Company has made the decision to sell or more likely than not will be required to sell	1,628	—	7
Change in credit loss due to accretion of increase in cash flows	—	—	845

Ending balance	$(696)	$(1,685)	$(11,503)

The Company uses its best estimate of future cash flows expected to be collected from the fixed income security, discounted at the security’s original or current effective rate, as appropriate, to calculate a recovery value and determine whether a credit loss exists. The determination of cash flow estimates is inherently subjective and methodologies may vary depending on facts and circumstances specific to the security. All reasonably available information relevant to the collectability of the security, including past events, current conditions, and reasonable and supportable assumptions and forecasts, are considered when developing the estimate of cash flows expected to be collected. That information generally includes, but is not limited to, the remaining payment terms of the security, prepayment speeds, foreign exchange rates, the financial condition and future earnings potential of the issue or issuer, expected defaults, expected recoveries, the value of underlying collateral, vintage, geographic concentration, available reserves or escrows, current subordination levels, third party guarantees and other credit enhancements. Other information, such as industry analyst reports and forecasts, sector credit ratings, financial condition of the bond insurer for insured fixed income securities, and other market data relevant to the realizability of contractual cash flows, may also be considered. The estimated fair value of collateral will be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of collateral for ultimate settlement. If the estimated recovery value is less than the amortized cost of the security, a credit loss exists and an other-than-temporary impairment for the difference between the estimated recovery value and amortized cost is recorded in earnings. The portion of the unrealized loss related to factors other than credit remains classified in accumulated other comprehensive income. If the Company determines that the fixed income security does not have sufficient cash flow or other information to estimate a recovery value for the security, the Company may conclude that the entire decline in fair value is deemed to be credit related and the loss is recorded in earnings.

Unrealized net capital gains and losses

Unrealized net capital gains and losses included in accumulated other comprehensive income are as follows:

	Fair value	Gross unrealized		Unrealized net gains (losses)
($ in thousands)		Gains	Losses
December 31, 2013
Fixed income securities	$5,602,738	$432,736	$(55,699)	$377,037
Equity securities	202,622	38,978	(5)	38,973
Short-term investments	98,553	1	(1)	—
EMA limited partnerships(1)				—

Unrealized net capital gains and losses, pre-tax				416,010
Amounts recognized for:
Insurance reserves(2)				(168,267)
DAC and DSI(3)				(13,911)

Amounts recognized				(182,178)
Deferred income taxes				(81,841)

Unrealized net capital gains and losses, after-tax				$151,991

(1)

Unrealized net capital gains and losses for limited partnership interests represent the Company’s share of EMA limited partnerships’ other comprehensive income. Fair value and gross gains and losses are not applicable.

(2)

The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. Although the Company evaluates premium deficiencies on the combined performance of life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to certain payout annuities with life contingencies.

(3)

The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

	Fair value	Gross unrealized		Unrealized net gains (losses)
		Gains	Losses
December 31, 2012
Fixed income securities	$6,139,925	$753,019	$(24,974)	$728,045
Equity securities	164,971	31,555	(317)	31,238
Short-term investments	61,948	1	—	1
EMA limited partnerships				127

Unrealized net capital gains and losses, pre-tax				759,411
Amounts recognized for:
Insurance reserves				(360,887)
DAC and DSI				(24,206)

Amounts recognized				(385,093)
Deferred income taxes				(131,011)

Unrealized net capital gains and losses, after-tax				$243,307

Change in unrealized net capital gains and losses

The change in unrealized net capital gains and losses for the years ended December 31 is as follows:

($ in thousands)	2013	2012	2011
Fixed income securities	$(351,008)	$163,066	$265,163
Equity securities	7,735	10,861	(4,834)
Short-term investments	(1)	4	(3)
EMA limited partnerships	(127)	97	30

Total	(343,401)	174,028	260,356
Amounts recognized for:
Insurance reserves	192,620	(90,058)	(167,226)
DAC and DSI	10,295	(9,162)	(10,811)

Amounts recognized	202,915	(99,220)	(178,037)
Deferred income taxes	49,170	(26,182)	(28,812)

(Decrease) increase in unrealized net capital gains and losses, after-tax	$(91,316)	$48,626	$53,507

Portfolio monitoring

The Company has a comprehensive portfolio monitoring process to identify and evaluate each fixed income and equity security whose carrying value may be other-than-temporarily impaired.

For each fixed income security in an unrealized loss position, the Company assesses whether management with the appropriate authority has made the decision to sell or whether it is more likely than not the Company will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, the security’s decline in fair value is considered other than temporary and is recorded in earnings.

If the Company has not made the decision to sell the fixed income security and it is not more likely than not the Company will be required to sell the fixed income security before recovery of its amortized cost basis, the Company evaluates whether it expects to receive cash flows sufficient to recover the entire amortized cost basis of the security. The Company calculates the estimated recovery value by discounting the best estimate of future cash flows at the security’s original or current effective rate, as appropriate, and compares this to the amortized cost of the security. If the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the fixed income security, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss related to other factors recognized in other comprehensive income.

For equity securities, the Company considers various factors, including whether it has the intent and ability to hold the equity security for a period of time sufficient to recover its cost basis. Where the Company lacks the intent and ability to hold to recovery, or believes the recovery period is extended, the equity security’s decline in fair value is considered other than temporary and is recorded in earnings.

For fixed income and equity securities managed by third parties, either the Company has contractually retained its decision making authority as it pertains to selling securities that are in an unrealized loss position or it recognizes any unrealized loss at the end of the period through a charge to earnings.

The Company’s portfolio monitoring process includes a quarterly review of all securities to identify instances where the fair value of a security compared to its amortized cost (for fixed income securities) or cost (for equity securities) is below established thresholds. The process also includes the monitoring of other impairment indicators such as ratings, ratings downgrades and payment defaults. The securities identified, in addition to other securities for which the Company may have a concern, are evaluated for potential other-than-temporary impairment using all reasonably available information relevant to the collectability or recovery of the security. Inherent in the Company’s evaluation of other-than-temporary impairment for these fixed income and equity securities are assumptions and estimates about the financial condition and future earnings potential of the issue or issuer. Some of the factors that may be considered in evaluating whether a decline in fair value is other than temporary are: 1) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; 2) the specific reasons that a security is in an unrealized loss position, including overall market conditions which could affect liquidity; and 3) the length of time and extent to which the fair value has been less than amortized cost or cost.

The following table summarizes the gross unrealized losses and fair value of fixed income and equity securities by the length of time that individual securities have been in a continuous unrealized loss position.

	Less than 12 months			12 months or more			Total unrealized losses
($ in thousands)	Number of issues	Fair value	Unrealized losses	Number of issues	Fair value	Unrealized losses
December 31, 2013
Fixed income securities
Municipal	15	$74,713	$(5,180)	1	$14,663	$(4,684)	$(9,864)
Corporate	209	805,236	(35,258)	16	72,904	(8,493)	(43,751)
Foreign government	—	—	—	1	8,976	(977)	(977)
RMBS	—	—	—	5	15,742	(140)	(140)
CMBS	3	5,533	(38)	—	—	—	(38)
ABS	1	5,076	(4)	1	9,075	(925)	(929)

Total fixed income securities	228	890,558	(40,480)	24	121,360	(15,219)	(55,699)
Equity securities	5	637	(5)	—	—	—	(5)

Total fixed income and equity securities	233	$891,195	$(40,485)	24	$121,360	$(15,219)	$(55,704)

Investment grade fixed income securities	175	$851,728	$(37,398)	10	$66,380	$(9,785)	$(47,183)
Below investment grade fixed income securities	53	38,830	(3,082)	14	54,980	(5,434)	(8,516)

Total fixed income securities	228	$890,558	$(40,480)	24	$121,360	$(15,219)	$(55,699)

December 31, 2012
Fixed income securities
Municipal	—	$—	$—	6	$45,374	$(9,040)	$(9,040)
Corporate	27	116,512	(2,068)	13	54,442	(5,156)	(7,224)
Foreign government	1	9,854	(94)	—	—	—	(94)
RMBS	2	33	—	4	19,497	(915)	(915)
CMBS	1	1,995	(6)	5	21,115	(6,754)	(6,760)
ABS	—	—	—	2	12,838	(941)	(941)

Total fixed income securities	31	$128,394	$(2,168)	30	$153,266	$(22,806)	$(24,974)
Equity securities	2	24,954	(317)	—	—	—	(317)

Total fixed income and equity securities	33	$153,348	$(2,485)	30	$153,266	$(22,806)	$(25,291)

Investment grade fixed income securities	23	$107,042	$(1,359)	17	$99,235	$(11,525)	$(12,884)
Below investment grade fixed income securities	8	21,352	(809)	13	54,031	(11,281)	(12,090)

Total fixed income securities	31	$128,394	$(2,168)	30	$153,266	$(22,806)	$(24,974)

As of December 31, 2013, $49.6 million of unrealized losses are related to securities with an unrealized loss position less than 20% of amortized cost or cost, the degree of which suggests that these securities do not pose a high risk of being other-than-temporarily impaired. Of the $49.6 million, $42.5 million are related to unrealized losses on investment grade fixed income securities. Investment grade is defined as a security having a rating of Aaa, Aa, A or Baa from Moody’s, a rating of AAA, AA, A or BBB from S&P, Fitch, Dominion, Kroll or Realpoint, a rating of aaa, aa, a or bbb from A.M. Best, or a comparable internal rating if an externally provided rating is not available. Unrealized losses on investment grade securities are principally related to increasing risk-free interest rates or widening credit spreads since the time of initial purchase.

As of December 31, 2013, the remaining $6.1 million of unrealized losses are related to securities in unrealized loss positions greater than or equal to 20% of amortized cost. Investment grade fixed income securities comprising $4.7 million of these unrealized losses were evaluated based on factors such as discounted cash flows and the financial condition and near-term and long-term prospects of the issue or issuer and were determined to have adequate resources to fulfill contractual obligations. Of the $6.1 million, $1.4 million are related to below investment grade fixed income securities.

RMBS, CMBS and ABS in an unrealized loss position were evaluated based on actual and projected collateral losses relative to the securities’ positions in the respective securitization trusts, security specific expectations of cash flows, and credit ratings. This evaluation also takes into consideration credit enhancement, measured in terms of (i) subordination from other classes of securities in the trust that are contractually obligated to absorb losses before the class of security the Company owns, (ii) the expected impact of other structural features embedded in the securitization trust beneficial to the class of securities the Company owns, such as overcollateralization and excess spread, and (iii) for RMBS and ABS in an unrealized loss position, credit enhancements from reliable bond insurers, where applicable. Municipal bonds in an unrealized loss position were evaluated based on the quality of the underlying securities. Unrealized losses on equity securities are primarily related to temporary equity market fluctuations of securities that are expected to recover.

As of December 31, 2013, the Company has not made the decision to sell and it is not more likely than not the Company will be required to sell fixed income securities with unrealized losses before recovery of the amortized cost basis. As of December 31, 2013, the Company had the intent and ability to hold equity securities with unrealized losses for a period of time sufficient for them to recover.

Limited partnerships

As of December 31, 2013 and 2012, the carrying value of equity method limited partnerships totaled $75.1 million and $70.1 million, respectively. The Company recognizes an impairment loss for equity method limited partnerships when evidence demonstrates that the loss is other than temporary. Evidence of a loss in value that is other than temporary may include the absence of an ability to recover the carrying amount of the investment or the inability of the investee to sustain a level of earnings that would justify the carrying amount of the investment. The Company had no write-downs related to equity method limited partnerships in 2013, 2012 or 2011.

As of December 31, 2013 and 2012, the carrying value for cost method limited partnerships was $41.4 million and $29.7 million, respectively. To determine if an other-than-temporary impairment has occurred, the Company evaluates whether an impairment indicator has occurred in the period that may have a significant adverse effect on the carrying value of the investment. Impairment indicators may include: significantly reduced valuations of the investments held by the limited partnerships; actual recent cash flows received being significantly less than expected cash flows; reduced valuations based on financing completed at a lower value; completed sale of a material underlying investment at a price significantly lower than expected; or any other adverse events since the last financial statements received that might affect the fair value of the investee’s capital. Additionally, the Company’s portfolio monitoring process includes a quarterly review of all cost method limited partnerships to identify instances where the net asset value is below established thresholds for certain periods of time, as well as investments that are performing below expectations, for further impairment consideration. If a cost method limited partnership is other-than-temporarily impaired, the carrying value is written down to fair value, generally estimated to be equivalent to the reported net asset value of the underlying funds. In 2013, 2012 and 2011, the Company had no write-downs related to cost method limited partnerships.

Mortgage loans

The Company’s mortgage loans are commercial mortgage loans collateralized by a variety of commercial real estate property types located throughout the United States and totaled, net of valuation allowance, $514.5 million and $570.4 million as of December 31, 2013 and 2012, respectively. Substantially all of the commercial mortgage loans are non-recourse to the borrower. The following table shows the principal geographic distribution of commercial real estate represented in the Company’s mortgage loan portfolio. No other state represented more than 5% of the portfolio as of December 31.

(% of mortgage loan portfolio carrying value)	2013	2012
California	25.6%	24.3%
Illinois	13.0	11.5
New Jersey	8.8	7.4
Texas	5.5	8.9
Arizona	5.3	5.7
Ohio	4.9	5.6
Florida	4.5	5.3

The types of properties collateralizing the mortgage loans as of December 31 are as follows:

(% of mortgage loan portfolio carrying value)	2013	2012
Warehouse	26.6%	28.3%
Retail	23.3	19.9
Office buildings	20.2	22.6
Apartment complex	20.1	21.4
Other	9.8	7.8

Total	100.0%	100.0%

The contractual maturities of the mortgage loan portfolio as of December 31, 2013 are as follows:

($ in thousands)	Number of loans	Carrying value	Percent
2014	5	$21,756	4.2%
2015	16	90,513	17.6
2016	12	58,694	11.4
2017	8	42,992	8.4
Thereafter	54	300,534	58.4

Total	95	$514,489	100.0%

Mortgage loans are evaluated for impairment on a specific loan basis through a quarterly credit monitoring process and review of key credit quality indicators. Mortgage loans are considered impaired when it is probable that the Company will not collect the contractual principal and interest. Valuation allowances are established for impaired loans to reduce the carrying value to the fair value of the collateral less costs to sell or the present value of the loan’s expected future repayment cash flows discounted at the loan’s original effective interest rate. Impaired mortgage loans may not have a valuation allowance when the fair value of the collateral less costs to sell is higher than the carrying value. Valuation allowances are adjusted for subsequent changes in the fair value of the collateral less costs to sell. Mortgage loans are charged off against their corresponding valuation allowances when there is no reasonable expectation of recovery. The impairment evaluation is non-statistical in respect to the aggregate portfolio but considers facts and circumstances attributable to each loan. It is not considered probable that additional impairment losses, beyond those identified on a specific loan basis, have been incurred as of December 31, 2013.

Accrual of income is suspended for mortgage loans that are in default or when full and timely collection of principal and interest payments is not probable. Cash receipts on mortgage loans on nonaccrual status are generally recorded as a reduction of carrying value.

Debt service coverage ratio is considered a key credit quality indicator when mortgage loans are evaluated for impairment. Debt service coverage ratio represents the amount of estimated cash flows from the property available to the borrower to meet principal and interest payment obligations. Debt service coverage ratio estimates are updated annually or more frequently if conditions are warranted based on the Company’s credit monitoring process.

The following table reflects the carrying value of non-impaired fixed rate mortgage loans summarized by debt service coverage ratio distribution as of December 31. There were no variable rate mortgage loans as of December 31, 2013 or 2012.

($ in thousands)	2013	2012
Debt service coverage ratio distribution
Below 1.0	$25,086	$27,383
1.0 - 1.25	68,687	99,713
1.26 - 1.50	155,452	150,877
Above 1.50	253,039	292,392

Total non-impaired mortgage loans	$502,264	$570,365

Mortgage loans with a debt service coverage ratio below 1.0 that are not considered impaired primarily relate to instances where the borrower has the financial capacity to fund the revenue shortfalls from the properties for the foreseeable term, the decrease in cash flows from the properties is considered temporary, or there are other risk mitigating circumstances such as additional collateral, escrow balances or borrower guarantees.

As of December 31, 2013, there were $12.2 million of impaired mortgage loans with a valuation allowance of $1.8 million. There were no impaired mortgage loans as of December 31, 2012. The average balance of impaired loans was $7.6 million, $1.2 million and $4.4 million during 2013, 2012 and 2011, respectively.

The rollforward of the valuation allowance on impaired mortgage loans for the years ended December 31 is as follows:

($ in thousands)	2013	2012	2011
Beginning balance	$—	$637	$1,670
Net increase (decrease) in valuation allowance	1,832	(637)	1,642
Charge offs	—	—	(2,675)

Ending balance	$1,832	$—	$637

There were no past due mortgage loans as of December 31, 2013 or 2012.

Municipal bonds

The Company maintains a diversified portfolio of municipal bonds. The following table shows the principal geographic distribution of municipal bond issuers represented in the Company’s portfolio as of December 31. No other state represents more than 5% of the portfolio.

(% of municipal bond portfolio carrying value)	2013	2012
California	22.9%	21.3%
Texas	11.1	12.0
Illinois	5.9	6.0
Oregon	5.2	4.9

Concentration of credit risk

As of December 31, 2013, the Company is not exposed to any credit concentration risk of a single issuer and its affiliates greater than 10% of the Company’s shareholder’s equity.

Securities loaned

The Company’s business activities include securities lending programs with third parties, mostly large banks. As of December 31, 2013 and 2012, fixed income securities with a carrying value of $60.7 million and $57.9 million, respectively, were on loan under these agreements. Interest income on collateral, net of fees, was zero in 2013, 2012 and 2011.

Other investment information

Included in fixed income securities are below investment grade assets totaling $285.7 million and $288.1 million as of December 31, 2013 and 2012, respectively.

As of December 31, 2013, fixed income securities and short-term investments with a carrying value of $2.6 million were on deposit with regulatory authorities as required by law.

As of December 31, 2013, there were no fixed income securities that were non-income producing.

6.	Fair Value of Assets and Liabilities

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets and liabilities recorded on the Statements of Financial Position at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

Level 1:	Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

Level 2:	Assets and liabilities whose values are based on the following:

(a)	Quoted prices for similar assets or liabilities in active markets;

(b)	Quoted prices for identical or similar assets or liabilities in markets that are not active; or

(c)	Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

Level 3:	Assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Company’s estimates of the assumptions that market participants would use in valuing the assets and liabilities.

The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments.

The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance that assets and liabilities are appropriately valued through the execution of various processes and controls designed to ensure the overall reasonableness and consistent application of valuation methodologies, including inputs and assumptions, and compliance with accounting standards. For fair values received from third parties or internally estimated, the Company’s processes and controls are designed to ensure that the valuation methodologies are appropriate and consistently applied, the inputs and assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are accurately recorded. For example, on a continuing basis, the Company assesses the reasonableness of individual fair values that have stale security prices or that exceed certain thresholds as compared to previous fair values received from valuation service providers or brokers or derived from internal models. The Company performs procedures to understand and assess the methodologies, processes and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third party valuation sources for selected securities. The Company performs ongoing price validation procedures such as back-testing of actual sales, which corroborate the various inputs used in internal models to market observable data. When fair value determinations are expected to be more variable, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

The Company has two types of situations where investments are classified as Level 3 in the fair value hierarchy. The first is where quotes continue to be received from independent third-party valuation service providers and all significant inputs are market observable; however, there has been a significant decrease in the volume and level of activity for the asset when compared to normal market activity such that the degree of market observability has declined to a point where categorization as a Level 3 measurement is considered appropriate. The indicators considered in determining whether a significant decrease in the volume and level of activity for a specific asset has occurred include the level of new issuances in the primary market, trading volume in the secondary market, the level of credit spreads over historical levels, applicable bid-ask spreads, and price consensus among market participants and other pricing sources.

The second situation where the Company classifies securities in Level 3 is where specific inputs significant to the fair value estimation models are not market observable. This primarily occurs in the Company’s use of broker quotes to value certain securities where the inputs have not been corroborated to be market observable, and the use of valuation models that use significant non-market observable inputs.

Certain assets are not carried at fair value on a recurring basis, including investments such as mortgage loans, limited partnership interests and policy loans. Accordingly, such investments are only included in the fair value hierarchy disclosure when the investment is subject to remeasurement at fair value after initial recognition and the resulting remeasurement is reflected in the financial statements. In addition, derivatives embedded in fixed income securities are not disclosed in the hierarchy as free-standing derivatives since they are presented with the host contracts in fixed income securities.

In determining fair value, the Company principally uses the market approach which generally utilizes market transaction data for the same or similar instruments. To a lesser extent, the Company uses the income approach which involves determining fair values from discounted cash flow methodologies. For the majority of Level 2 and Level 3 valuations, a combination of the market and income approaches is used.

Summary of significant valuation techniques for assets and liabilities measured at fair value on a recurring basis

Level 1 measurements

•	Fixed income securities: Comprise certain U.S. Treasuries. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

•	Equity securities: Comprise actively traded, exchange-listed equity securities. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

•	Short-term: Comprise actively traded money market funds that have daily quoted net asset values for identical assets that the Company can access.

•

Separate account assets: Comprise actively traded mutual funds that have daily quoted net asset values for identical assets that the Company can access. Net asset values for the actively traded mutual funds in which the separate account assets are invested are obtained daily from the fund managers.

Level 2 measurements

•	Fixed income securities:

U.S. government and agencies: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

Municipal: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

Corporate, including privately placed: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads. Also included are privately placed securities valued using a discounted cash flow model that is widely accepted in the financial services industry and uses market observable inputs and inputs derived principally from, or corroborated by, observable market data. The primary inputs to the discounted cash flow model include an interest rate yield curve, as well as published credit spreads for similar assets in markets that are not active that incorporate the credit quality and industry sector of the issuer.

Foreign government: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

RMBS and ABS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, prepayment speeds, collateral performance and credit spreads. Certain ABS are valued based on non-binding broker quotes whose inputs have been corroborated to be market observable.

CMBS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, collateral performance and credit spreads.

Redeemable preferred stock: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, underlying stock prices and credit spreads.

•

Short-term: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads. For certain short-term investments, amortized cost is used as the best estimate of fair value.

Level 3 measurements

•	Fixed income securities:

Municipal: Municipal bonds that are not rated by third party credit rating agencies but are rated by the National Association of Insurance Commissioners (“NAIC”). The primary inputs to the valuation of these municipal bonds include quoted prices for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements, contractual cash flows, benchmark yields and credit spreads. Also includes auction rate securities (“ARS”) primarily backed by student loans that have become illiquid due to failures in the auction market are valued using a discounted cash flow model that is widely accepted in the financial services industry and uses significant non-market observable inputs, including the anticipated date liquidity will return to the market.

Corporate, including privately placed: Primarily valued based on non-binding broker quotes where the inputs have not been corroborated to be market observable.

ABS: Valued based on non-binding broker quotes received from brokers who are familiar with the investments and where the inputs have not been corroborated to be market observable.

•

Other investments: Certain over-the-counter (“OTC”) derivatives, such as interest rate caps, are valued using models that are widely accepted in the financial services industry. These are categorized as Level 3 as a result of the significance of non-market observable inputs such as volatility. Other primary inputs include interest rate yield curves.

•

Other assets: Includes a structured settlement annuity reinsurance agreement accounted for as a derivative instrument that is valued internally. The model primarily uses stochastically determined cash flows, ultimate reinvestment spreads and applicable market data, such as interest rate and volatility assumptions. This item is categorized as Level 3 as a result of the significance of non-market observable inputs.

•

Contractholder funds: Derivatives embedded in certain life and annuity contracts are valued internally using models widely accepted in the financial services industry that determine a single best estimate of fair value for the embedded derivatives within a block of contractholder liabilities. The models primarily use stochastically determined cash flows based on the contractual elements of embedded derivatives, projected option cost and applicable market data, such as interest rate yield curves and equity index volatility assumptions. These are categorized as Level 3 as a result of the significance of non-market observable inputs.

Assets and liabilities measured at fair value on a non-recurring basis

Mortgage loans written-down to fair value in connection with recognizing impairments are valued based on the fair value of the underlying collateral less costs to sell. Limited partnership interests written-down to fair value in connection with recognizing other-than-temporary impairments are valued using net asset values.

The following table summarizes the Company’s assets and liabilities measured at fair value on a recurring basis as of December 31, 2013. There were no assets or liabilities measured at fair value on a non-recurring basis as of December 31, 2013.

($ in thousands)	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Balance as of December 31, 2013
Assets
Fixed income securities:
U.S. government and agencies	$3,678	$291,153	$—	$294,831
Municipal	—	674,669	51,315	725,984
Corporate	—	3,506,161	259,428	3,765,589
Foreign government	—	381,616	—	381,616
RMBS	—	159,919	—	159,919
CMBS	—	175,980	—	175,980
ABS	—	63,708	24,799	88,507
Redeemable preferred stock	—	10,312	—	10,312

Total fixed income securities	3,678	5,263,518	335,542	5,602,738
Equity securities	202,622	—	—	202,622
Short-term investments	3,157	95,396	—	98,553
Other investments: Free-standing derivatives	—	—	1,076	1,076
Separate account assets	435,446	—	—	435,446
Other assets	—	—	27,826	27,826

Total assets at fair value	$644,903	$5,358,914	$364,444	$6,368,261

% of total assets at fair value	10.1%	84.2%	5.7%	100.0%

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$(9,197)	$(9,197)

Total liabilities at fair value	$—	$—	$(9,197)	$(9,197)

% of total liabilities at fair value	—%	—%	100.0%	100.0%

The following table summarizes the Company’s assets and liabilities measured at fair value on a recurring basis as of December 31, 2012. There were no assets or liabilities measured at fair value on a non-recurring basis as of December 31, 2012.

($ in thousands)	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Balance as of December 31, 2012
Assets
Fixed income securities:
U.S. government and agencies	$111,133	$305,914	$—	$417,047
Municipal	—	750,989	67,672	818,661
Corporate	—	3,638,175	260,351	3,898,526
Foreign government	—	396,541	—	396,541
RMBS	—	295,678	—	295,678
CMBS	—	200,716	—	200,716
ABS	—	75,156	26,970	102,126
Redeemable preferred stock	—	10,630	—	10,630

Total fixed income securities	111,133	5,673,799	354,993	6,139,925
Equity securities	164,971	—	—	164,971
Short-term investments	7,675	54,273	—	61,948
Other investments: Free-standing derivatives	—	—	306	306
Separate account assets	436,380	—	—	436,380
Other assets	—	—	34,655	34,655

Total assets at fair value	$720,159	$5,728,072	$389,954	$6,838,185

% of total assets at fair value	10.5%	83.8%	5.7%	100.0%

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$(17,877)	$(17,877)

Total liabilities at fair value	$—	$—	$(17,877)	$(17,877)

% of total liabilities at fair value	—%	—%	100.0%	100.0%

The following table summarizes quantitative information about the significant unobservable inputs used in Level 3 fair value measurements.

($ in thousands)	Fair value	Valuation technique	Unobservable input	Range	Weighted average
December 31, 2013
ARS backed by student loans	$19,149	Discounted cash flow model	Anticipated date liquidity will return to the market	36 - 54 months	39 - 51 months
Other assets – Structured settlement annuity reinsurance agreement	$27,826	Stochastic cash flow model	Ultimate reinvestment spreads	133.9 - 198.4 basis points	157.5 basis points

December 31, 2012
ARS backed by student loans	$31,429	Discounted cash flow model	Anticipated date liquidity will return to the market	36 - 60 months	38 - 50 months
Other assets – Structured settlement annuity reinsurance agreement	$34,655	Stochastic cash flow model	Ultimate reinvestment spreads	133.8 - 196.0 basis points	156.4 basis points

If the anticipated date liquidity will return to the market is sooner (later), it would result in a higher (lower) fair value. If the ultimate reinvestment spreads increased (decreased), it would result in a lower (higher) fair value.

As of December 31, 2013 and 2012, Level 3 fair value measurements include $308.9 million and $310.1 million of fixed income securities valued based on non-binding broker quotes where the inputs have not been corroborated to be market observable. The Company does not develop the unobservable inputs used in measuring fair value; therefore, these are not included in the table above. However, an increase (decrease) in credit spreads for fixed income securities valued based on non-binding broker quotes would result in a lower (higher) fair value.

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2013.

	Balance as of December 31, 2012	Total gains (losses) included in:		Transfers into Level 3	Transfers out of Level 3
($ in thousands)		Net income(1)	OCI
Assets
Fixed income securities:
Municipal	$67,672	$(1,960)	$2,614	$—	$—
Corporate	260,351	8,509	(8,214)	9,663	(4,160)
RMBS	—	—	—	—	—
ABS	26,970	—	(951)	—	—

Total fixed income securities	354,993	6,549	(6,551)	9,663	(4,160)
Free-standing derivatives, net	306	431	—	—	—
Other assets	34,655	(6,829)	—	—	—

Total recurring Level 3 assets	$389,954	$151	$(6,551)	$9,663	$(4,160)

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$(17,877)	$8,680	$—	$—	$—

Total recurring Level 3 liabilities	$(17,877)	$8,680	$—	$—	$—

	Purchases	Sales	Issues	Settlements	Balance as of December 31, 2013
Assets
Fixed income securities:
Municipal	$—	$(15,067)	$—	$(1,944)	$51,315
Corporate	6,910	(10,615)	—	(3,016)	259,428
RMBS	—	—	—	—	—
ABS	—	—	—	(1,220)	24,799

Total fixed income securities	6,910	(25,682)	—	(6,180)	335,542
Free-standing derivatives, net	339	—	—	—	1,076
Other assets	—	—	—	—	27,826

Total recurring Level 3 assets	$7,249	$(25,682)	$—	$(6,180)	$364,444

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$—	$—	$(9,197)

Total recurring Level 3 liabilities	$—	$—	$—	$—	$(9,197)

(1)

The effect to net income totals $8.8 million and is reported in the Statements of Operations and Comprehensive Income as follows: $(6.6) million in realized capital gains and losses, $6.7 million in net investment income, $(297) thousand in interest credited to contractholder funds and $9.0 million in contract benefits.

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2012.

	Balance as of December 31, 2011	Total gains (losses) included in:
($ in thousands)		Net income(1)	OCI	Transfers into Level 3	Transfers out of Level 3
Assets
Fixed income securities:
Municipal	$50,422	$50	$3,082	$18,576	$—
Corporate	223,643	3,854	11,224	52,629	—
RMBS	2,730	—	—	—	(2,730)
ABS	26,425	—	3,668	—	—

Total fixed income securities	303,220	3,904	17,974	71,205	(2,730)
Free-standing derivatives, net	(2,867)	(296)	—	—	—
Other assets	16,869	17,786	—	—	—

Total recurring Level 3 assets	$317,222	$21,394	$17,974	$71,205	$(2,730)

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$(21,854)	$3,977	$—	$—	$—

Total recurring Level 3 liabilities	$(21,854)	$3,977	$—	$—	$—

	Purchases	Sales	Issues	Settlements	Balance as of December 31, 2012
Assets
Fixed income securities:
Municipal	$—	$(2,251)	$—	$(2,207)	$67,672
Corporate	18,029	(18,812)	—	(30,216)	260,351
RMBS	—	—	—	—	—
ABS	—	(1,866)	—	(1,257)	26,970

Total fixed income securities	18,029	(22,929)	—	(33,680)	354,993
Free-standing derivatives, net	3,471	—	—	(2)	306
Other assets	—	—	—	—	34,655

Total recurring Level 3 assets	$21,500	$(22,929)	$—	$(33,682)	$389,954

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$—	$—	$(17,877)

Total recurring Level 3 liabilities	$—	$—	$—	$—	$(17,877)

(1)

The effect to net income totals $25.4 million and is reported in the Statements of Operations and Comprehensive Income as follows: $14.3 million in realized capital gains and losses, $7.1 million in net investment income, $(142) thousand in interest credited to contractholder funds and $4.1 million in contract benefits.

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2011.

	Balance as of December 31, 2010	Total gains (losses) included in:
($ in thousands)		Net income(1)	OCI	Transfers into Level 3	Transfers out of Level 3
Assets
Fixed income securities:
Municipal	$103,369	$43	$1,054	$5,378	$(7,892)
Corporate	225,207	8,719	4,191	10,882	(37,097)
RMBS	80,063	(1,066)	1,743	—	(56,510)
CMBS	141,869	(4,698)	15,987	—	(133,918)
ABS	40,851	149	252	—	(23,013)

Total fixed income securities	591,359	3,147	23,227	16,260	(258,430)
Free-standing derivatives, net	(3,011)	(3,153)	—	—	—
Other assets	(4,870)	21,739	—	—	—

Total recurring Level 3 assets	$583,478	$21,733	$23,227	$16,260	$(258,430)

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$(17,544)	$(4,310)	$—	$—	$—

Total recurring Level 3 liabilities	$(17,544)	$(4,310)	$—	$—	$—

	Purchases	Sales	Issues	Settlements	Balance as of December 31, 2011
Assets
Fixed income securities:
Municipal	$—	$(49,623)	$—	$(1,907)	$50,422
Corporate	24,978	(11,680)	—	(1,557)	223,643
RMBS	—	(8,582)	—	(12,918)	2,730
CMBS	—	(19,240)	—	—	—
ABS	14,999	(3,856)	—	(2,957)	26,425

Total fixed income securities	39,977	(92,981)	—	(19,339)	303,220
Free-standing derivatives, net	1,867	—	—	1,430	(2,867	)(2)
Other assets	—	—	—	—	16,869

Total recurring Level 3 assets	$41,844	$(92,981)	$—	$(17,909)	$317,222

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$—	$—	$(21,854)

Total recurring Level 3 liabilities	$—	$—	$—	$—	$(21,854)

(1)

The effect to net income totals $17.4 million and is reported in the Statements of Operations and Comprehensive Income as follows: $13.4 million in realized capital gains and losses, $8.3 million in net investment income, $(156) thousand in interest credited to contractholder funds and $(4.2) million in contract benefits.

(2)	Comprises $38 thousand of assets and $2.9 million of liabilities.

Transfers between level categorizations may occur due to changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. Transfers between level categorizations may also occur due to changes in the valuation source. For example, in situations where a fair value quote is not provided by the Company’s independent third-party valuation service provider and as a result the price is stale or has been replaced with a broker quote whose inputs have not been corroborated to be market observable, the security is transferred into Level 3. Transfers in and out of level categorizations are reported as having occurred at the beginning of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized and changes in unrealized gains and losses in the quarter of transfer are reflected in the Level 3 rollforward table.

There were no transfers between Level 1 and Level 2 during 2013, 2012 or 2011.

During 2011, certain RMBS, CMBS and ABS were transferred into Level 2 from Level 3 as a result of increased liquidity in the market and a sustained increase in the market activity for these assets. Additionally, in 2011 certain ABS that were valued based on non-binding broker quotes were transferred into Level 2 from Level 3 since the inputs were corroborated to be market observable.

Transfers into Level 3 during 2013, 2012 and 2011 included situations where a fair value quote was not provided by the Company’s independent third-party valuation service provider and as a result the price was stale or had been replaced with a broker quote where the inputs had not been corroborated to be market observable resulting in the security being classified as Level 3. Transfers out of Level 3 during 2013, 2012 and 2011 included situations where a broker quote was used in the prior period and a fair value quote became available from the Company’s independent third-party valuation service provider in the current period. A quote utilizing the new pricing source was not available as of the prior period, and any gains or losses related to the change in valuation source for individual securities were not significant.

The following table provides the change in unrealized gains and losses included in net income for Level 3 assets and liabilities held as of December 31.

($ in thousands)	2013	2012	2011
Assets
Fixed income securities:
Municipal	$(1,458)	$54	$151
Corporate	6,633	4,912	8,193

Total fixed income securities	5,175	4,966	8,344
Free-standing derivatives, net	431	(279)	(1,714)
Other assets	(6,829)	17,786	21,739

Total recurring Level 3 assets	$(1,223)	$22,473	$28,369

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$8,680	$3,977	$(4,310)

Total recurring Level 3 liabilities	$8,680	$3,977	$(4,310)

The amounts in the table above represent the change in unrealized gains and losses included in net income for the period of time that the asset or liability was determined to be in Level 3. These gains and losses total $7.5 million in 2013 and are reported as follows: $(7.9) million in realized capital gains and losses, $6.7 million in net investment income, $(297) thousand in interest credited to contractholder funds and $9.0 million in contract benefits. These gains and losses total $26.5 million in 2012 and are reported as follows: $16.3 million in realized capital gains and losses, $6.2 million in net investment income, $(142) thousand in interest credited to contractholder funds and $4.1 million in contract benefits. These gains and losses total $24.1 million in 2011 and are reported as follows: $16.5 million in realized capital gains and losses, $11.9 million in net investment income, $(156) thousand in interest credited to contractholder funds and $(4.2) million in contract benefits.

Presented below are the carrying values and fair value estimates of financial instruments not carried at fair value.

Financial assets

	December 31, 2013		December 31, 2012
($ in thousands)	Carrying value	Fair value	Carrying value	Fair value
Mortgage loans	$514,489	$534,241	$570,365	$602,516
Cost method limited partnerships	41,419	44,401	29,746	30,920
Notes due from related party	—	—	2,833	2,833

The fair value of mortgage loans is based on discounted contractual cash flows or, if the loans are impaired due to credit reasons, the fair value of collateral less costs to sell. Risk adjusted discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics, using similar types of properties as collateral. The fair value of cost method limited partnerships is determined using reported net asset values of the underlying funds. The fair value of notes due from related party, which are reported in other investments, is based on discounted cash flow calculations using current interest rates for instruments with comparable terms. The fair value measurements for mortgage loans, cost method limited partnerships and notes due from related party are categorized as Level 3.

Financial liabilities

	December 31, 2013		December 31, 2012
($ in thousands)	Carrying value	Fair value	Carrying value	Fair value
Contractholder funds on investment contracts	$2,771,149	$2,912,758	$3,050,538	$3,222,131
Liability for collateral	62,610	62,610	59,772	59,772

The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts utilizing prevailing market rates for similar contracts adjusted for the Company’s own credit risk. Deferred annuities included in contractholder funds are valued using discounted cash flow models which incorporate market value margins, which are based on the cost of holding economic capital, and the Company’s own credit risk. Immediate annuities without life contingencies are valued at the present value of future benefits using market implied interest rates which include the Company’s own credit risk. The liability for collateral is valued at carrying value due to its short-term nature. The fair value measurements for contractholder funds on investment contracts are categorized as Level 3. The fair value measurements for liability for collateral are categorized as Level 2.

7.	Derivative Financial Instruments and Off-balance sheet Financial Instruments

The Company uses derivatives to manage risks with certain assets and liabilities arising from the potential adverse impacts from changes in risk-free interest rates. The Company does not use derivatives for speculative purposes.

Asset-liability management is a risk management strategy that is principally employed to balance the respective interest-rate sensitivities of the Company’s assets and liabilities. Depending upon the attributes of the assets acquired and liabilities issued, derivative instruments such as interest rate caps are utilized to change the interest rate characteristics of existing assets and liabilities to ensure the relationship is maintained within specified ranges and to reduce exposure to rising or falling interest rates. The Company also has a reinsurance treaty that is recorded as a derivative instrument, under which it primarily cedes reinvestment related risk on its structured settlement annuities to ALIC.

The Company also has derivatives embedded in non-derivative host contracts that are required to be separated from the host contracts and accounted for at fair value with changes in fair value of embedded derivatives reported in net income. The Company’s primary embedded derivatives are guaranteed minimum accumulation and withdrawal benefits in reinsured variable annuity contracts; equity options in life product contracts, which provide equity returns to contractholders; and conversion options in fixed income securities, which provide the Company with the right to convert the instrument into a predetermined number of shares of common stock.

The notional amounts specified in the contracts are used to calculate the exchange of contractual payments under the agreements and are generally not representative of the potential for gain or loss on these agreements. Fair value, which is equal to the carrying value, is the estimated amount that the Company would receive or pay to terminate the derivative contracts at the reporting date. The carrying value amounts for OTC derivatives are further adjusted for the effects, if any, of enforceable master netting agreements and are presented on a net basis, by counterparty agreement, in the Statements of Financial Position. The Company’s interest rate cap agreements are subject to enforceable master netting agreements; however, no offset amounts were required to net the carrying values as of December 31, 2013 or 2012.

Non-hedge accounting is generally used for “portfolio” level hedging strategies where the terms of the individual hedged items do not meet the strict homogeneity requirements to permit the application of hedge accounting. For non-hedge derivatives, net income includes changes in fair value and accrued periodic settlements, when applicable. With the exception of non-hedge embedded derivatives, all of the Company’s derivatives are evaluated for their ongoing effectiveness as either accounting hedge or non-hedge derivative financial instruments on at least a quarterly basis.

The following table provides a summary of the volume and fair value positions of derivative instruments as well as their reporting location in the Statement of Financial Position as of December 31, 2013. None of these derivatives are designated as accounting hedging instruments.

	Asset derivatives
($ in thousands)	Balance sheet location	Volume- notional amount	Fair value, net	Gross asset	Gross liability
Interest rate contracts
Interest rate cap agreements	Other investments	$40,100	$1,076	$1,076	$—
Embedded derivative financial instruments
Conversion options	Fixed income securities	42	—	—	—
Other contracts
Structured settlement annuity reinsurance agreement	Other assets	—	27,826	27,826	—

Total asset derivatives		$40,142	$28,902	$28,902	$—

	Liability derivatives
	Balance sheet location	Volume- notional amount	Fair value, net	Gross asset	Gross liability
Embedded derivative financial instruments
Guaranteed accumulation benefits	Contractholder funds	$136,770	$(7,925)	$—	$(7,925)
Guaranteed withdrawal benefits	Contractholder funds	28,924	(677)	—	(677)
Equity-indexed options in life product contracts	Contractholder funds	9,581	(595)	—	(595)

Total liability derivatives		$175,275	$(9,197)	$—	$(9,197)

Total derivatives		$215,417	$19,705

The following table provides a summary of the volume and fair value positions of derivative instruments as well as their reporting location in the Statement of Financial Position as of December 31, 2012. None of these derivatives are designated as accounting hedging instruments.

	Asset derivatives
($ in thousands)	Balance sheet location	Volume- notional amount	Fair value, net	Gross asset	Gross liability
Interest rate contracts
Interest rate cap agreements	Other investments	$152,400	$306	$306	$—
Embedded derivative financial instruments
Conversion options	Fixed income securities	1,000	83	83	—
Other contracts
Structured settlement annuity reinsurance agreement	Other assets	—	34,655	34,655	—

Total asset derivatives		$153,400	$35,044	$35,044	$—

	Liability derivatives
	Balance sheet location	Volume- notional amount	Fair value, net	Gross asset	Gross liability
Embedded derivative financial instruments
Guaranteed accumulation benefits	Contractholder funds	$148,926	$(15,508)	$—	$(15,508)
Guaranteed withdrawal benefits	Contractholder funds	29,800	(2,071)	—	(2,071)
Equity-indexed options in life product contracts	Contractholder funds	6,589	(298)	—	(298)

Total liability derivatives		$185,315	$(17,877)	$—	$(17,877)

Total derivatives		$338,715	$17,167

The following tables present gains and losses from valuation and settlements reported on derivatives not designated as accounting hedging instruments in the Statements of Operations and Comprehensive Income for the years ended December 31.

	2013
($ in thousands)	Realized capital gains and losses	Contract benefits	Interest credited to contractholder funds	Total gain (loss) recognized in net income on derivatives
Interest rate contracts	$431	$—	$—	$431
Embedded derivative financial instruments	(83)	8,977	(297)	8,597
Other contracts-structured settlement annuity reinsurance agreement	(10,297)	—	—	(10,297)

Total	$(9,949)	$8,977	$(297)	$(1,269)

	2012
	Realized capital gains and losses	Contract benefits	Interest credited to contractholder funds	Total gain (loss) recognized in net income on derivatives
Interest rate contracts	$(296)	$—	$—	$(296)
Embedded derivative financial instruments	(13)	4,119	(142)	3,964
Other contracts-structured settlement annuity reinsurance agreement	14,276	—	—	14,276

Total	$13,967	$4,119	$(142)	$17,944

	2011
	Realized capital gains and losses	Contract benefits	Interest credited to contractholder funds	Total gain (loss) recognized in net income on derivatives
Interest rate contracts	$(3,153)	$—	$—	$(3,153)
Embedded derivative financial instruments	3	(4,154)	(156)	(4,307)
Other contracts-structured settlement annuity reinsurance agreement	18,246	—	—	18,246

Total	$15,096	$(4,154)	$(156)	$10,786

The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements (“MNAs”) and obtaining collateral where appropriate. The Company uses MNAs for OTC derivative transactions that permit either party to net payments due for transactions and collateral is either pledged or obtained when certain predetermined exposure limits are exceeded. As of December 31, 2013, the Company did not have any collateral pledged to or from counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

Counterparty credit exposure represents the Company’s potential loss if all of the counterparties concurrently fail to perform under the contractual terms of the contracts and all collateral, if any, becomes worthless. This exposure is measured by the fair value of OTC derivative contracts with a positive fair value at the reporting date reduced by the effect, if any, of legally enforceable master netting agreements.

The following table summarizes the counterparty credit exposure as of December 31 by counterparty credit rating as it relates to the Company’s OTC derivatives.

($ in thousands)	2013				2012
Rating(1)	Number of counter- parties	Notional Amount(2)	Credit exposure(2)	Exposure, net of collateral(2)	Number of counter- parties	Notional Amount(2)	Credit exposure(2)	Exposure, net of collateral(2)
A+	1	$21,700	$624	$624	1	$18,800	$209	$209
A	2	10,700	227	227	1	7,900	45	45
A-	—	—	—	—	2	68,700	21	21
BBB+	1	2,700	156	156	1	5,000	31	31
BBB	1	5,000	69	69	—	—	—	—

Total	5	$40,100	$1,076	$1,076	5	$100,400	$306	$306

(1)	Rating is the lower of S&P or Moody’s ratings.
(2)	Only OTC derivatives with a net positive fair value are included for each counterparty.

Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. To limit this risk, the Company’s senior management has established risk control limits. In addition, changes in fair value of the derivative financial instruments that the Company uses for risk management purposes are generally offset by the change in the fair value or cash flows of the hedged risk component of the related assets, liabilities or forecasted transactions.

Certain of the Company’s derivative instruments contain credit-risk-contingent termination events, cross-default provisions and credit support annex agreements. Credit-risk-contingent termination events allow the counterparties to terminate the derivative on certain dates if the Company’s financial strength credit ratings by Moody’s or S&P fall below a certain level or in the event the Company is no longer rated by either Moody’s or S&P. Credit-risk-contingent cross-default provisions allow the counterparties to terminate the derivative instruments if the Company defaults by pre-determined threshold amounts on certain debt instruments. Credit-risk-contingent credit support annex agreements specify the amount of collateral the Company must post to counterparties based on the Company’s financial strength credit ratings by Moody’s or S&P, or in the event the Company is no longer rated by either Moody’s or S&P. The Company had no derivative instruments with termination, cross-default or collateral credit-risk-contingent features that were in a liability position as of December 31, 2013 or 2012.

Off-balance sheet financial instruments

The contractual amounts of off-balance-sheet financial instruments relating to commitments to invest in limited partnership interests and commitments to extend mortgage loans totaled $198.2 million and zero, respectively, as of December 31, 2013 and $118.6 million and $4.0 million, respectively, as of December 31, 2012. The contractual amounts represent the amount at risk if the contract is fully drawn upon, the counterparty defaults and the value of any underlying security becomes worthless. Unless noted otherwise, the Company does not require collateral or other security to support off-balance sheet financial instruments with credit risk.

Commitments to invest in limited partnership interests represent agreements to acquire new or additional participation in certain limited partnership investments. The Company enters into these agreements in the normal course of business. Because the investments in limited partnerships are not actively traded, it is not practical to estimate the fair value of these commitments.

Commitments to extend mortgage loans are agreements to lend to a borrower provided there is no violation of any condition established in the contract. The Company enters into these agreements to commit to future loan fundings at a predetermined interest rate. Commitments generally have fixed expiration dates or other termination clauses.

8.	Reserve for Life-Contingent Contract Benefits and Contractholder Funds

As of December 31, the reserve for life-contingent contract benefits consists of the following:

($ in thousands)	2013	2012
Immediate fixed annuities:
Structured settlement annuities	$1,903,194	$2,080,767
Other immediate fixed annuities	43,775	34,068
Traditional life insurance	192,114	185,534
Accident and health insurance	10,396	8,188
Other	1,837	2,324

Total reserve for life-contingent contract benefits	$2,151,316	$2,310,881

The following table highlights the key assumptions generally used in calculating the reserve for life-contingent contract benefits.

Product	Mortality	Interest rate	Estimation method
Structured settlement annuities	U.S. population with projected calendar year improvements; mortality rates adjusted for each impaired life based on reduction in life expectancy	Interest rate assumptions range from 2.9% to 9.0%	Present value of contractually specified future benefits

Other immediate fixed annuities	1983 individual annuity mortality table; Annuity 2000 mortality table with internal modifications; Annuity 2000 mortality table	Interest rate assumptions range from 0% to 11.5%	Present value of expected future benefits based on historical experience

Traditional life insurance	Actual company experience plus loading	Interest rate assumptions range from 4.0% to 8.0%	Net level premium reserve method using the Company’s withdrawal experience rates; includes reserves for unpaid claims

Accident and health insurance	Actual company experience plus loading	Interest rate assumptions range from 5.0% to 6.0%	Unearned premium; additional contract reserves for mortality risk and unpaid claims
Other:
Variable annuity guaranteed minimum death benefits(1)	Annuity 2000 mortality table with internal modifications	Interest rate assumptions range from 4.0% to 5.8%	Projected benefit ratio applied to cumulative assessments

(1)

In 2006, the Company disposed of its variable annuity business through a reinsurance agreement with The Prudential Insurance Company of America, a subsidiary of Prudential Financial, Inc. (collectively “Prudential”).

To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, a premium deficiency reserve is recorded for certain immediate annuities with life contingencies. A liability of $168.3 million and $360.9 million is included in the reserve for life-contingent contract benefits with respect to this deficiency as of December 31, 2013 and 2012, respectively. The offset to this liability is recorded as a reduction of the unrealized net capital gains included in accumulated other comprehensive income.

As of December 31, contractholder funds consist of the following:

($ in thousands)	2013	2012
Interest-sensitive life insurance	$696,878	$684,584
Investment contracts:
Fixed annuities	2,952,798	3,242,717
Other investment contracts	20,881	31,139

Total contractholder funds	$3,670,557	$3,958,440

The following table highlights the key contract provisions relating to contractholder funds:

Product	Interest rate	Withdrawal/surrender charges
Interest-sensitive life insurance	Interest rates credited range from 0% to 10.0% for equity-indexed life (whose returns are indexed to the S&P 500) and 2.7% to 5.1% for all other products	Either a percentage of account balance or dollar amount grading off generally over 20 years

Fixed annuities	Interest rates credited range from 0% to 9.0% for immediate annuities and 1.0% to 5.4% for other fixed annuities	Either a declining or a level percentage charge generally over ten years or less. Additionally, approximately 13.4% of fixed annuities are subject to market value adjustment for discretionary withdrawals
Other investment contracts:
Guaranteed minimum income, accumulation and withdrawal benefits on variable annuities(1) and secondary guarantees on interest-sensitive life insurance and fixed annuities	Interest rates used in establishing reserves range from 1.7% to 10.3%	Withdrawal and surrender charges are based on the terms of the related interest-sensitive life insurance or fixed annuity contract

(1)	In 2006, the Company disposed its variable annuity business through a reinsurance agreement with Prudential.

Contractholder funds activity for the years ended December 31 is as follows:

($ in thousands)	2013	2012	2011
Balance, beginning of year	$3,958,440	$4,344,897	$4,688,791
Deposits	109,282	115,708	121,999
Interest credited	129,687	144,284	154,657
Benefits	(152,822)	(149,800)	(155,403)
Surrenders and partial withdrawals	(284,755)	(409,575)	(381,834)
Contract charges	(70,856)	(67,695)	(65,034)
Net transfers from (to) separate accounts	153	38	(55)
Other adjustments	(18,572)	(19,417)	(18,224)

Balance, end of year	$3,670,557	$3,958,440	$4,344,897

The Company offered various guarantees to variable annuity contractholders. Liabilities for variable contract guarantees related to death benefits are included in the reserve for life-contingent contract benefits and the liabilities related to the income, withdrawal and accumulation benefits are included in contractholder funds. All liabilities for variable contract guarantees are reported on a gross basis on the balance sheet with a corresponding reinsurance recoverable asset.

Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death, a specified contract anniversary date, partial withdrawal or annuitization, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives. The account balances of variable annuities contracts’ separate accounts with guarantees included $362.5 million and $380.7 million of equity, fixed income and balanced mutual funds and $65.0 million and $51.3 million of money market mutual funds as of December 31, 2013 and 2012, respectively.

The table below presents information regarding the Company’s variable annuity contracts with guarantees. The Company’s variable annuity contracts may offer more than one type of guarantee in each contract; therefore, the sum of amounts listed exceeds the total account balances of variable annuity contracts’ separate accounts with guarantees.

	December 31,
($ in millions)	2013	2012
In the event of death
Separate account value	$427.4	$432.0
Net amount at risk(1)	$12.2	$27.8
Average attained age of contractholders	65 years	64 years

At annuitization (includes income benefit guarantees)
Separate account value	$29.9	$30.5
Net amount at risk(2)	$2.0	$4.5
Weighted average waiting period until annuitization options available	None	1 year

For cumulative periodic withdrawals
Separate account value	$28.6	$29.1
Net amount at risk(3)	$0.2	$0.5

Accumulation at specified dates
Separate account value	$135.8	$148.0
Net amount at risk(4)	$1.7	$5.1
Weighted average waiting period until guarantee date	4 years	5 years

(1)	Defined as the estimated current guaranteed minimum death benefit in excess of the current account balance as of the balance sheet date.

(2)	Defined as the estimated present value of the guaranteed minimum annuity payments in excess of the current account balance.
(3)	Defined as the estimated current guaranteed minimum withdrawal balance (initial deposit) in excess of the current account balance as of the balance sheet date.
(4)	Defined as the estimated present value of the guaranteed minimum accumulation balance in excess of the current account balance.

The liability for death and income benefit guarantees is equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract excess guarantee benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract excess guarantee benefits divided by the present value of all expected contract charges. The establishment of reserves for these guarantees requires the projection of future fund values, mortality, persistency and customer benefit utilization rates. These assumptions are periodically reviewed and updated. For guarantees related to death benefits, benefits represent the projected excess guaranteed minimum death benefit payments. For guarantees related to income benefits, benefits represent the present value of the minimum guaranteed annuitization benefits in excess of the projected account balance at the time of annuitization.

Projected benefits and contract charges used in determining the liability for certain guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected gross profits. Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based on factors such as the extent of benefit to the potential annuitant, eligibility conditions and the annuitant’s attained age. The liability for guarantees is re-evaluated periodically, and adjustments are made to the liability balance through a charge or credit to contract benefits.

Guarantees related to withdrawal and accumulation benefits are considered to be derivative financial instruments; therefore, the liability for these benefits is established based on its fair value.

The following table summarizes the liabilities for guarantees:

($ in thousands)	Liability for guarantees related to death benefits and interest-sensitive life products	Liability for guarantees related to income benefits	Liability for guarantees related to accumulation and withdrawal benefits	Total
Balance, December 31, 2012(1)	$10,463	$5,174	$17,579	$33,216
Less reinsurance recoverables	2,077	5,166	17,579	24,822

Net balance as of December 31, 2012	8,386	8	—	8,394
Incurred guarantee benefits	1,553	—	—	1,553
Paid guarantee benefits	—	—	—	—

Net change	1,553	—	—	1,553
Net balance as of December 31, 2013	9,939	8	—	9,947
Plus reinsurance recoverables	1,680	2,333	8,602	12,615

Balance, December 31, 2013(2)	$11,619	$2,341	$8,602	$22,562

Balance, December 31, 2011(3)	$7,572	$3,971	$21,698	$33,241
Less reinsurance recoverables	2,336	3,963	21,698	27,997

Net balance as of December 31, 2011	5,236	8	—	5,244
Incurred guarantee benefits	3,150	—	—	3,150
Paid guarantee benefits	—	—	—	—

Net change	3,150	—	—	3,150
Net balance as of December 31, 2012	8,386	8	—	8,394
Plus reinsurance recoverables	2,077	5,166	17,579	24,822

Balance, December 31, 2012(2)	$10,463	$5,174	$17,579	$33,216

(1)

Included in the total liability balance as of December 31, 2012 are reserves for variable annuity death benefits of $2.1 million, variable annuity income benefits of $5.2 million, variable annuity accumulation benefits of $15.5 million, variable annuity withdrawal benefits of $2.1 million and other guarantees of $8.4 million.

(2)

Included in the total liability balance as of December 31, 2013 are reserves for variable annuity death benefits of $1.7 million, variable annuity income benefits of $2.3 million, variable annuity accumulation benefits of $7.9 million, variable annuity withdrawal benefits of $1.0 million and other guarantees of $9.9 million.

(3)

Included in the total liability balance as of December 31, 2011 are reserves for variable annuity death benefits of $2.3 million, variable annuity income benefits of $4.0 million, variable annuity accumulation benefits of $18.7 million, variable annuity withdrawal benefits of $3.0 million and other guarantees of $5.2 million.

9.	Reinsurance

The Company reinsures certain of its risks to unaffiliated reinsurers and ALIC under yearly renewable term, coinsurance and modified coinsurance agreements. These agreements result in a passing of the agreed-upon percentage of risk to the reinsurer in exchange for negotiated reinsurance premium payments. Modified coinsurance is similar to coinsurance, except that the cash and investments that support the liability for contract benefits are not transferred to the assuming company and settlements are made on a net basis between the companies.

As of December 31, 2013 and 2012, for certain term life insurance policies, the Company ceded up to 90% of the mortality risk depending on the year of policy issuance. Further, the Company cedes the mortality risk associated with coverage in excess of $2 million per life to ALIC. Prior to July 1, 2013, the Company ceded mortality risk in excess of $250 thousand per life to ALIC.

In addition, the Company has used reinsurance to effect the disposition of certain blocks of business. The Company had reinsurance recoverables of $203.3 million and $224.5 million as of December 31, 2013 and 2012, respectively, due from Prudential related to the disposal of its variable annuity business that was effected through reinsurance agreements. In 2013, premiums and contract charges of $9.0 million, contract benefits of $11.0 million, interest credited to contractholder funds of $5.5 million, and operating costs and expenses of $1.5 million were ceded to Prudential. In 2012, premiums and contract charges of $8.4 million, contract benefits of $1.9 million, interest credited to contractholder funds of $6.0 million, and operating costs and expenses of $1.4 million were ceded to Prudential. In 2011, premiums and contract charges of $11.4 million, contract benefits of $5.4 million, interest credited to contractholder funds of $6.8 million, and operating costs and expenses of $1.7 million were ceded to Prudential. In addition, as of December 31, 2013 and 2012 the Company had reinsurance recoverables of $228 thousand and $325 thousand, respectively, due from a subsidiary of Citigroup (Triton Insurance Company) in connection with the disposition of the direct response distribution business in 2003.

As of December 31, 2013, the gross life insurance in force was $38.41 billion of which $535.3 million and $9.77 billion was ceded to affiliated and unaffiliated reinsurers, respectively.

The effects of reinsurance on premiums and contract charges for the years ended December 31 are as follows:

($ in thousands)	2013	2012	2011
Direct	$155,193	$152,197	$156,130
Assumed — non-affiliate	835	849	889
Ceded
Affiliate	(3,961)	(35,904)	(31,505)
Non-affiliate	(23,140)	(23,417)	(26,863)

Premiums and contract charges, net of reinsurance	$128,927	$93,725	$98,651

The effects of reinsurance on contract benefits for the years ended December 31 are as follows:

($ in thousands)	2013	2012	2011
Direct	$213,437	$196,463	$207,769
Assumed — non-affiliate	1,008	709	682
Ceded
Affiliate	(6,440)	(4,865)	(6,570)
Non-affiliate	(4,288)	(11,393)	(17,715)

Contract benefits, net of reinsurance	$203,717	$180,914	$184,166

The effects of reinsurance on interest credited to contractholder funds for the years ended December 31 are as follows:

($ in thousands)	2013	2012	2011
Direct	$135,354	$150,355	$161,283
Assumed — non-affiliate	25	17	19
Ceded
Non-affiliate	(5,468)	(6,032)	(6,855)

Interest credited to contractholder funds, net of reinsurance	$129,911	$144,340	$154,447

In addition to amounts included in the table above are reinsurance premiums ceded to ALIC of $3.5 million in each of 2013, 2012 and 2011 under the terms of the structured settlement annuity reinsurance agreement (see Note 4).

10.	Deferred Policy Acquisition and Sales Inducement Costs

Deferred policy acquisition costs for the years ended December 31 are as follows:

($ in thousands)	2013	2012	2011
Balance, beginning of year	$130,201	$132,614	$136,377
Acquisition costs deferred	19,553	19,423	17,842
Amortization charged to income	(29,783)	(13,145)	(11,102)
Effect of unrealized gains and losses	9,865	(8,691)	(10,503)

Balance, end of year	$129,836	$130,201	$132,614

DSI activity, which primarily relates to fixed annuities and interest-sensitive life contracts, for the years ended December 31 was as follows:

($ in thousands)	2013	2012	2011
Balance, beginning of year	$1,717	$2,019	$2,024
Sales inducements deferred	381	409	526
Amortization charged to income	(604)	(465)	(316)
Effect of unrealized gains and losses	243	(246)	(215)

Balance, end of year	$1,737	$1,717	$2,019

11.	Guarantees and Contingent Liabilities

Guaranty funds

Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in each state. The Company’s policy is to accrue assessments when the entity for which the insolvency relates has met its state of domicile’s statutory definition of insolvency and the amount of the loss is reasonably estimable. In most states, the definition is met with a declaration of financial insolvency by a court of competent jurisdiction. In certain states there must also be a final order of liquidation. As of December 31, 2013 and 2012, the liability balance included in other liabilities and accrued expenses was $8.9 million and $12.4 million, respectively. The related premium tax offsets included in other assets were $8.3 million and $8.3 million as of December 31, 2013 and 2012, respectively.

Guarantees

Related to the disposal through reinsurance of our variable annuity business to Prudential in 2006, the Company, ALIC and the Corporation have agreed to indemnify Prudential for certain pre-closing contingent liabilities (including extra-contractual liabilities of the Company and liabilities specifically excluded from the transaction) that the Company and ALIC have agreed to retain. In addition, the Company, ALIC and the Corporation will each indemnify Prudential for certain post-closing liabilities that may arise from the acts of the Company and ALIC and their agents, including in connection with the Company’s and ALIC’s provision of transition services. The reinsurance agreements contain no limitations or indemnifications with regard to insurance risk transfer, and transferred all of the future risks and responsibilities for performance on the underlying variable annuity contracts to Prudential, including those related to benefit guarantees. Management does not believe this agreement will have a material effect on results of operations, cash flows or financial position of the Company.

In the normal course of business, the Company provides standard indemnifications to contractual counterparties in connection with numerous transactions, including acquisitions and divestitures. The types of indemnifications typically provided include indemnifications for breaches of representations and warranties, taxes and certain other liabilities, such as third party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the maximum amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

The aggregate liability balance related to all guarantees was not material as of December 31, 2013.

Regulation and Compliance

The Company is subject to changing social, economic and regulatory conditions. From time to time, regulatory authorities or legislative bodies seek to impose additional regulations regarding agent and broker compensation, regulate the nature of and amount of investments, and otherwise expand overall regulation of insurance products and the insurance industry. The Company has established procedures and policies to facilitate compliance with laws and regulations, to foster prudent business operations, and to support financial reporting. The Company routinely reviews its practices to validate compliance with laws and regulations and with internal procedures and policies. As a result of these reviews, from time to time the Company may decide to modify some of its procedures and policies. Such modifications, and the reviews that led to them, may be accompanied by payments being made and costs being incurred. The ultimate changes and eventual effects of these actions on the Company’s business, if any, are uncertain.

12.	Income Taxes

The Company joins with the Corporation and its other subsidiaries (the “Allstate Group”) in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the “Allstate Tax Sharing Agreement”). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group’s federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company’s annual income tax provision being computed, with adjustments, as if the Company filed a separate return.

The Internal Revenue Service (“IRS”) is currently examining the Allstate Group’s 2011 and 2012 federal income tax returns. The IRS has completed its examination of the Allstate Group’s 2009 and 2010 federal income tax returns and issued a Revenue Agent’s Report on April 15, 2013. The Allstate Group protested certain of the adjustments contained in the report and the case was forwarded to Appeals on June 13, 2013. The IRS has also completed its examination of the Allstate Group’s federal income tax returns for the years 2005-2008 and a final settlement for those years has been approved by the Joint Committee on Taxation. The Allstate Group’s tax years prior to 2005 have been examined by the IRS and the statute of limitations has expired on those years. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material effect on the results of operations, cash flows or financial position of the Company.

The Company had no liability for unrecognized tax benefits as of December 31, 2013, 2012 or 2011, and believes it is reasonably possible that the liability balance will not significantly increase within the next twelve months. No amounts have been accrued for interest or penalties.

The components of the deferred income tax assets and liabilities as of December 31 are as follows:

($ in thousands)	2013	2012
Deferred assets
Accrued liabilities	$41	$181
Unrealized foreign currency translation adjustments	—	316
Life and annuity reserves	—	—
Other assets	—	106

Total deferred assets	41	603

Deferred liabilities
Unrealized net capital gains	(81,841)	(131,011)
Difference in tax bases of investments	(40,544)	(39,939)
DAC	(25,395)	(26,185)
Life and annuity reserves	(21,051)	(4,445)
Cumulative translation adjustment	(143)	—
Other liabilities	(4,408)	(5,078)

Total deferred liabilities	(173,382)	(206,658)

Net deferred liability	$(173,341)	$(206,055)

Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized based on the Company’s assessment that the deductions ultimately recognized for tax purposes will be fully utilized.

The components of income tax expense for the years ended December 31 are as follows:

($ in thousands)	2013	2012	2011
Current	$6,463	$7,286	$1,036
Deferred	15,998	20,260	36,326

Total income tax expense	$22,461	$27,546	$37,362

The Company paid income taxes of $11.7 million in 2013 and received refunds of $5.9 million and $6.0 million in 2012 and 2011, respectively.

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31 is as follows:

	2013	2012	2011
Statutory federal income tax rate	35.0%	35.0%	35.0%
State income tax expense	2.3	1.7	1.2
Other	(1.5)	(1.2)	(1.0)

Effective income tax rate	35.8%	35.5%	35.2%

13.	Statutory Financial Information and Dividend Limitations

The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of New York. Prescribed statutory accounting practices include a variety of publications of the NAIC, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The State of New York requires insurance companies domiciled in its state to prepare statutory-basis financial statements in conformity with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the State of New York Insurance Superintendent. Statutory accounting practices differ from GAAP primarily since they require charging policy acquisition and certain sales inducement costs to expense as incurred, establishing life insurance reserves based on different actuarial assumptions, and valuing certain investments and establishing deferred taxes on a different basis.

Statutory net income was $25.9 million, $18.8 million and $46.0 million in 2013, 2012 and 2011, respectively. Statutory capital and surplus was $553.9 million and $540.0 million as of December 31, 2013 and 2012, respectively.

Dividend Limitations

The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the New York State Insurance Department (“NYSID”) is limited to formula amounts based on net income and capital and surplus, determined in conformity with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The Company did not pay dividends in 2013. The maximum amount of dividends that the Company can pay without prior NYSID approval during 2014 is $13.8 million. Any dividend must be paid out of unassigned surplus excluding unrealized appreciation from investments, which totaled $377.4 million as of December 31, 2013, and cannot result in capital and surplus being less than the minimum amount required by law.

Under state insurance laws, insurance companies are required to maintain paid up capital of not less than the minimum capital requirement applicable to the types of insurance they are authorized to write. Insurance companies are also subject to risk-based capital (“RBC”) requirements adopted by state insurance regulators. A company’s “authorized control level RBC” is calculated using various factors applied to certain financial balances and activity. Companies that do not maintain statutory capital and surplus at a level in excess of the company action level RBC, which is two times authorized control level RBC, are required to take specified actions. Company action level RBC is significantly in excess of the minimum capital requirements. Total statutory capital and surplus and authorized control level RBC of the Company were $553.9 million and $60.3 million, respectively, as of December 31, 2013.

14.	Benefit Plans

Pension and other postretirement plans

Defined benefit pension plans, sponsored by the Corporation, cover most full-time employees, certain part-time employees and employee-agents. Benefits under the pension plans are based upon the employee’s length of service and eligible annual compensation. The cost allocated to the Company for the pension plans was $5.3 million, $3.6 million and $2.3 million in 2013, 2012 and 2011, respectively.

The Corporation has reserved the right to modify or terminate its benefit plans at any time and for any reason.

Allstate 401(k) Savings Plan

Employees of AIC are eligible to become members of the Allstate 401(k) Savings Plan (“Allstate Plan”). The Corporation’s contributions are based on the Corporation’s matching obligation and certain performance measures. The cost allocated to the Company for the Allstate Plan was $773 thousand, $717 thousand and $700 thousand in 2013, 2012 and 2011, respectively.

15.	Other Comprehensive Income

The components of other comprehensive (loss) income on a pre-tax and after-tax basis for the years ended December 31 are as follows:

	2013
($ in thousands)	Pre-tax	Tax	After-tax
Unrealized net holding losses arising during the period, net of related offsets	$(112,511)	$39,379	$(73,132)
Less: reclassification adjustment of realized capital gains and losses	27,975	(9,791)	18,184

Unrealized net capital gains and losses	(140,486)	49,170	(91,316)

Unrealized foreign currency translation adjustments	1,312	(459)	853

Other comprehensive loss	$(139,174)	$48,711	$(90,463)

	2012
	Pre-tax	Tax	After-tax
Unrealized net holding gains arising during the period, net of related offsets	$75,239	$(26,333)	$48,906
Less: reclassification adjustment of realized capital gains and losses	431	(151)	280

Unrealized net capital gains and losses	74,808	(26,182)	48,626

Unrealized foreign currency translation adjustments	(642)	225	(417)

Other comprehensive income	$74,166	$(25,957)	$48,209

	2011
	Pre-tax	Tax	After-tax
Unrealized net holding gains arising during the period, net of related offsets	$110,583	$(38,704)	$71,879
Less: reclassification adjustment of realized capital gains and losses	28,264	(9,892)	18,372

Unrealized net capital gains and losses	82,319	(28,812)	53,507

Unrealized foreign currency translation adjustments	(262)	92	(170)

Other comprehensive income	$82,057	$(28,720)	$53,337

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

SCHEDULE I—SUMMARY OF INVESTMENTS

OTHER THAN INVESTMENTS IN RELATED PARTIES

DECEMBER 31, 2013

($ in thousands)	Cost/ amortized cost	Fair value	Amount at which shown in the Balance Sheet
Type of investment
Fixed maturities:
Bonds:
United States government, government agencies and authorities	$237,510	$294,831	$294,831
States, municipalities and political subdivisions	677,780	725,984	725,984
Foreign governments	320,327	381,616	381,616
Public utilities	818,055	886,685	886,685
Convertibles and bonds with warrants attached	—	—	—
All other corporate bonds	2,754,658	2,878,904	2,878,904
Residential mortgage-backed securities	154,242	159,919	159,919
Commercial mortgage-backed securities	166,927	175,980	175,980
Asset-backed securities	87,176	88,507	88,507
Redeemable preferred stocks	9,026	10,312	10,312

Total fixed maturities	5,225,701	$5,602,738	5,602,738

Equity securities:
Common stocks:
Banks, trusts and insurance companies	1,392	$1,438	1,438
Industrial, miscellaneous and all other	162,257	201,184	201,184

Total equity securities		202,622

Mortgage loans on real estate (none acquired in satisfaction of debt)	514,489	$534,241	514,489

Policy loans	40,511		40,511
Derivative instruments	1,076	$1,076	1,076

Limited partnership interests	116,480		116,480
Other long-term investments	—		—
Short-term investments	98,553	$98,553	98,553

Total investments	$6,160,459		$6,576,469

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

SCHEDULE IV—REINSURANCE

($ in thousands)	Gross amount	Ceded to other companies(1)	Assumed from other companies	Net amount	Percentage of amount assumed to net
Year ended December 31, 2013
Life insurance in force	$37,835,153	$10,303,425	$578,980	$28,110,708	2.1%

Premiums and contract charges:
Life insurance	$140,834	$25,564	$835	$116,105	0.7%
Accident and health insurance	14,359	1,537	—	12,822	—%

Total premiums and contract charges	$155,193	$27,101	$835	$128,927	0.6%

Year ended December 31, 2012
Life insurance in force	$36,532,268	$16,858,998	$602,378	$20,275,648	3.0%

Premiums and contract charges:
Life insurance	$138,973	$57,654	$849	$82,168	1.0%
Accident and health insurance	13,224	1,667	—	11,557	—%

Total premiums and contract charges	$152,197	$59,321	$849	$93,725	0.9%

Year ended December 31, 2011
Life insurance in force	$35,166,813	$16,567,759	$623,979	$19,223,033	3.2%

Premiums and contract charges:
Life insurance	$143,652	$56,534	$889	$88,007	1.0%
Accident and health insurance	12,478	1,834	—	10,644	—%

Total premiums and contract charges	$156,130	$58,368	$889	$98,651	0.9%

(1)	No reinsurance or coinsurance income was netted against premiums ceded in 2013, 2012 or 2011.

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

SCHEDULE V—VALUATION ALLOWANCES AND QUALIFYING ACCOUNTS

($ in thousands)		Additions
Description	Balance as of beginning of period	Charged to costs and expenses	Other additions	Deductions	Balance as of end of period
Year ended December 31, 2013
Allowance for estimated losses on mortgage loans	$—	$1,832	$—	$—	$1,832
Year ended December 31, 2012
Allowance for estimated losses on mortgage loans	$637	$(637)	$—	$—	$—
Year ended December 31, 2011
Allowance for estimated losses on mortgage loans	$1,670	$1,642	$—	$2,675	$637

Item 11(f).	Selected Financial Data

5-YEAR SUMMARY OF SELECTED FINANCIAL DATA

($ in thousands)	2013	2012	2011	2010	2009
Operating Results
Premiums	$55,789	$38,037	$43,806	$45,087	$47,659
Contract charges	73,138	55,688	54,845	52,063	51,834
Net investment income	325,117	346,195	356,269	368,695	372,395
Realized capital gains and losses	14,911	17,743	42,907	(45,849)	145,468
Total revenues	468,955	457,663	497,827	419,996	617,356
Net income	40,295	50,154	68,870	8,379	51,060

Financial Position
Investments	$6,576,469	$7,081,318	$7,190,515	$7,190,197	$7,139,397
Total assets	7,519,077	8,067,537	8,213,057	8,320,295	8,347,463
Reserve for life-contingent contract benefits and contractholder funds	5,821,873	6,269,321	6,529,473	6,667,467	6,855,966
Shareholder’s equity	982,780	1,032,948	934,585	812,027	687,230

Item 11(h).	Management’s Discussion and Analysis of Financial Condition and Results of Operations

OVERVIEW

The following discussion highlights significant factors influencing the financial position and results of operations of Allstate Life Insurance Company of New York (referred to in this document as “we,” “our,” “us,” the “Company” or “ALNY”). It should be read in conjunction with the financial statements and related notes found under Item 11(e) contained herein. We operate as a single segment entity based on the manner in which we use financial information to evaluate business performance and to determine the allocation of resources.

The most important factors we monitor to evaluate the financial condition and performance of our company include:

•

For operations: benefit and investment spread, asset-liability matching, amortization of deferred policy acquisition costs (“DAC”), expenses, net income, new business sales, invested assets, and premiums and contract charges.

•

For investments: exposure to market risk, credit quality/experience, total return, net investment income, cash flows, realized capital gains and losses, unrealized capital gains and losses, stability of long-term returns, and asset and liability duration.

•	For financial condition: liquidity, financial strength ratings, operating leverage, capital position, and return on equity.

APPLICATION OF CRITICAL ACCOUNTING ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The most critical estimates include those used in determining:

•	Fair value of financial assets

•	Impairment of fixed income and equity securities

•	Deferred policy acquisition costs amortization

•	Reserve for life-contingent contract benefits estimation

In making these determinations, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to our business and operations. It is reasonably likely that changes in these estimates could occur from period to period and result in a material impact on our financial statements.

A brief summary of each of these critical accounting estimates follows. For a more detailed discussion of the effect of these estimates on our financial statements, and the judgments and assumptions related to these estimates, see the referenced sections of this document. For a complete summary of our significant accounting policies, see the notes to the financial statements.

Fair value of financial assets Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We are responsible for the determination of fair value of financial assets and the supporting assumptions and methodologies. We use independent third-party valuation service providers, broker quotes and internal pricing methods to determine fair values. We obtain or calculate only one single quote or price for each financial instrument.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of proprietary models, produce valuation information in the form of a single fair value for individual fixed income and other securities for which a fair value has been requested under the terms of our agreements. The inputs used by the valuation service providers include, but are not limited to, market prices from recently completed transactions and transactions of comparable securities, interest rate yield curves, credit spreads, liquidity spreads, currency rates, and other information, as applicable. Credit and liquidity spreads are typically implied from completed transactions and transactions of comparable securities. Valuation service providers also use proprietary discounted cash flow models that are widely accepted in the financial services industry and similar to those used by other market participants to value the same financial instruments. The valuation models take into account, among other things, market observable information as of the measurement date, as described above, as well as the specific attributes of the security being valued including its term, interest rate, credit rating, industry sector, and where applicable, collateral quality and other issue or issuer specific information. Executing valuation models effectively requires seasoned professional judgment and experience. For certain equity securities, valuation service providers provide market quotations for completed transactions on the measurement date. In cases where market transactions or other market observable data is limited, the extent to which judgment is applied varies inversely with the availability of market observable information.

For certain of our financial assets measured at fair value, where our valuation service providers cannot provide fair value determinations, we obtain a single non-binding price quote from a broker familiar with the security who, similar to our valuation service providers, may consider transactions or activity in similar securities among other information. The brokers providing price quotes are generally from the brokerage divisions of leading financial institutions with market making, underwriting and distribution expertise regarding the security subject to valuation.

The fair value of certain financial assets, including privately placed corporate fixed income securities, auction rate securities (“ARS”) backed by student loans, and certain free-standing derivatives, for which our valuation service providers or brokers do not provide fair value determinations, is determined using valuation methods and models widely accepted in the financial services industry. Our internal pricing methods are primarily based on models using discounted cash flow methodologies that develop a single best estimate of fair value. Our models generally incorporate inputs that we believe are representative of inputs other market participants would use to determine fair value of the same instruments, including yield curves, quoted market prices of comparable securities, published credit spreads, and other applicable market data as well as instrument-specific characteristics that include, but are not limited to, coupon rates, expected cash flows, sector of the issuer, and call provisions. Judgment is required in developing these fair values. As a result, the fair value of these financial assets may differ from the amount actually received to sell an asset in an orderly transaction between market participants at the measurement date. Moreover, the use of different valuation assumptions may have a material effect on the financial assets’ fair values.

For most of our financial assets measured at fair value, all significant inputs are based on or corroborated by market observable data and significant management judgment does not affect the periodic determination of fair value. The determination of fair value using discounted cash flow models involves management judgment when significant model inputs are not based on or corroborated by market observable data. However, where market observable data is available, it takes precedence, and as a result, no range of reasonably likely inputs exists from which the basis of a sensitivity analysis could be constructed.

We gain assurance that our financial assets are appropriately valued through the execution of various processes and controls designed to ensure the overall reasonableness and consistent application of valuation methodologies, including inputs and assumptions, and compliance with accounting standards. For fair values received from third parties or internally estimated, our processes and controls are designed to ensure that the valuation methodologies are appropriate and consistently applied, the inputs and assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are accurately recorded. For example, on a continuing basis, we assess the reasonableness of individual fair values that have stale security prices or that exceed certain thresholds as compared to previous fair values received from valuation service providers or brokers or derived from internal models. We perform procedures to understand and assess the methodologies, processes and controls of valuation service providers. In addition, we may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third party valuation sources for selected securities. We perform ongoing price validation procedures such as back-testing of actual sales, which corroborate the various inputs used in internal models to market observable data. When fair value determinations are expected to be more variable, we validate them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

We also perform an analysis to determine whether there has been a significant decrease in the volume and level of activity for the asset when compared to normal market activity, and if so, whether transactions may not be orderly. Among the indicators we consider in determining whether a significant decrease in the volume and level of market activity for a specific asset has occurred include the level of new issuances in the primary market, trading volume in the secondary market, level of credit spreads over historical levels, bid-ask spread, and price consensuses among market participants and sources. If evidence indicates that prices are based on transactions that are not orderly, we place little, if any, weight on the transaction price and will estimate fair value using an internal model. As of December 31, 2013 and 2012, we did not alter fair values provided by our valuation service providers or brokers or substitute them with an internal model for such securities.

The following table identifies fixed income and equity securities and short-term investments as of December 31, 2013 by source of fair value determination:

($ in thousands)	Fair value	Percent to total
Fair value based on internal sources	$759,247	12.9%
Fair value based on external sources(1)	5,144,666	87.1

Total	$5,903,913	100.0%

(1)	Includes $308.9 million that are valued using broker quotes.

For additional detail on fair value measurements, see Note 6 of the financial statements.

Impairment of fixed income and equity securities For investments classified as available for sale, the difference between fair value and amortized cost for fixed income securities and cost for equity securities, net of certain other items and deferred income taxes (as disclosed in Note 5), is reported as a component of accumulated other comprehensive income on the Statements of Financial Position and is not reflected in the operating results of any period until reclassified to net income upon the consummation of a transaction with an unrelated third party or when a write-down is recorded due to an other-than-temporary decline in fair value. We have a comprehensive portfolio monitoring process to identify and evaluate each fixed income and equity security whose carrying value may be other-than-temporarily impaired.

For each fixed income security in an unrealized loss position, we assess whether management with the appropriate authority has made the decision to sell or whether it is more likely than not we will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, the security’s decline in fair value is considered other than temporary and is recorded in earnings.

If we have not made the decision to sell the fixed income security and it is not more likely than not we will be required to sell the fixed income security before recovery of its amortized cost basis, we evaluate whether we expect to receive cash flows sufficient to recover the entire amortized cost basis of the security. We use our best estimate of future cash flows expected to be collected from the fixed income security, discounted at the security’s original or current effective rate, as appropriate, to calculate a recovery value and determine whether a credit loss exists. The determination of cash flow estimates is inherently subjective and methodologies may vary depending on facts and circumstances specific to the security. All reasonably available information relevant to the collectability of the security, including past events, current conditions, and reasonable and supportable assumptions and forecasts, are considered when developing the estimate of cash flows expected to be collected. That information generally includes, but is not limited to, the remaining payment terms of the security, prepayment speeds, foreign exchange rates, the financial condition and future earnings potential of the issue or issuer, expected defaults, expected recoveries, the value of underlying collateral, vintage, geographic concentration, available reserves or escrows, current subordination levels, third party guarantees and other credit enhancements. Other information, such as industry analyst reports and forecasts, sector credit ratings, financial condition of the bond insurer for insured fixed income securities, and other market data relevant to the realizability of contractual cash flows, may also be considered. The estimated fair value of collateral will be used to estimate recovery value if we determine that the security is dependent on the liquidation of collateral for ultimate settlement. If the estimated recovery value is less than the amortized cost of the security, a credit loss exists and an other-than-temporary impairment for the difference between the estimated recovery value and amortized cost is recorded in earnings. The portion of the unrealized loss related to factors other than credit remains classified in accumulated other comprehensive income. If we determine that the fixed income security does not have sufficient cash flow or other information to estimate a recovery value for the security, we may conclude that the entire decline in fair value is deemed to be credit related and the loss is recorded in earnings.

There are a number of assumptions and estimates inherent in evaluating impairments of equity securities and determining if they are other than temporary, including: 1) our ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value; 2) the length of time and extent to which the fair value has been less than cost; 3) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; and 4) the specific reasons that a security is in an unrealized loss position, including overall market conditions which could affect liquidity.

Once assumptions and estimates are made, any number of changes in facts and circumstances could cause us to subsequently determine that a fixed income or equity security is other-than-temporarily impaired, including: 1) general economic conditions that are worse than previously forecasted or that have a greater adverse effect on a particular issuer or industry sector than originally estimated; 2) changes in the facts and circumstances related to a particular issue or issuer’s ability to meet all of its contractual obligations; and 3) changes in facts and circumstances that result in changes to management’s intent to sell or result in our assessment that it is more likely than not we will be required to sell before recovery of the amortized cost basis of a fixed income security or causes a change in our ability or intent to hold an equity security until it recovers in value. Changes in assumptions, facts and circumstances could result in additional charges to earnings in future periods to the extent that losses are realized. The charge to earnings, while potentially significant to net income, would not have a significant effect on shareholder’s equity, since our securities are designated as available for sale and carried at fair value and as a result, any related unrealized loss, net of deferred income taxes and related DAC, deferred sales inducement costs and reserves for life-contingent contract benefits, would already be reflected as a component of accumulated other comprehensive income in shareholder’s equity.

The determination of the amount of other-than-temporary impairment is an inherently subjective process based on periodic evaluations of the factors described above. Such evaluations and assessments are revised as conditions change and new information becomes available. We update our evaluations regularly and reflect changes in other-than-temporary impairments in results of operations as such evaluations are revised. The use of different methodologies and assumptions in the determination of the amount of other-than-temporary impairments may have a material effect on the amounts presented within the financial statements.

For additional detail on investment impairments, see Note 5 of the financial statements.

Deferred policy acquisition costs amortization We incur significant costs in connection with acquiring insurance policies and investment contracts. In accordance with GAAP, costs that are related directly to the successful acquisition of new or renewal insurance policies and investment contracts are deferred and recorded as an asset on the Statements of Financial Position.

DAC related to traditional life insurance is amortized over the premium paying period of the related policies in proportion to the estimated revenues on such business. Significant assumptions relating to estimated premiums, investment returns, as well as mortality, persistency and expenses to administer the business are established at the time the policy is issued and are generally not revised during the life of the policy. The assumptions for determining the timing and amount of DAC amortization are consistent with the assumptions used to calculate the reserve for life-contingent contract benefits. Any deviations from projected business in force resulting from actual policy terminations differing from expected levels and any estimated premium deficiencies may result in a change to the rate of amortization in the period such events occur. Generally, the amortization periods for these policies approximates the estimated lives of the policies. The recovery of DAC is dependent upon the future profitability of the business. We periodically review the adequacy of reserves and recoverability of DAC for these policies on an aggregate basis using actual experience. We aggregate all traditional life insurance products and immediate annuities with life contingencies in the analysis. In the event actual experience is significantly adverse compared to the original assumptions and a premium deficiency is determined to exist, any remaining unamortized DAC balance must be expensed to the extent not recoverable and a premium deficiency reserve may be required if the remaining DAC balance is insufficient to absorb the deficiency. In 2013, 2012 and 2011, our reviews concluded that no premium deficiency adjustments were necessary.

DAC related to interest-sensitive life, fixed annuities and other investment contracts is amortized in proportion to the incidence of the total present value of gross profits, which includes both actual historical gross profits (“AGP”) and estimated future gross profits (“EGP”) expected to be earned over the estimated lives of the contracts. The amortization is net of interest on the prior period DAC balance using rates established at the inception of the contracts. Actual amortization periods generally range from 15-30 years; however, incorporating estimates of the rate of customer surrenders, partial withdrawals and deaths generally results in the majority of the DAC being amortized during the surrender charge period, which is typically 10-20 years for interest-sensitive life and 5-10 years for fixed annuities. The cumulative DAC amortization is reestimated and adjusted by a cumulative charge or credit to income when there is a difference between the incidence of actual versus expected gross profits in a reporting period or when there is a change in total EGP.

AGP and EGP primarily consist of the following components: contract charges for the cost of insurance less mortality costs and other benefits (benefit margin); investment income and realized capital gains and losses less interest credited (investment margin); and surrender and other contract charges less maintenance expenses (expense margin). The principal assumptions for determining the amount of EGP are persistency, mortality, expenses, investment returns, including capital gains and losses on assets supporting contract liabilities, interest crediting rates to contractholders, and the effects of any hedges, and these assumptions are reasonably likely to have the greatest impact on the amount of DAC amortization. Changes in these assumptions can be offsetting and we are unable to reasonably predict their future movements or offsetting impacts over time.

Each reporting period, DAC amortization is recognized in proportion to AGP for that period adjusted for interest on the prior period DAC balance. This amortization process includes an assessment of AGP compared to EGP, the actual amount of business remaining in force and realized capital gains and losses on investments supporting the product liability. The impact of realized capital gains and losses on amortization of DAC depends upon which product liability is supported by the assets that give rise to the gain or loss. If the AGP is greater than EGP in the period, but the total EGP is unchanged, the amount of DAC amortization will generally increase, resulting in a current period decrease to earnings. The opposite result generally occurs when the AGP is less than the EGP in the period, but the total EGP is unchanged. However, when DAC amortization or a component of gross profits for a quarterly period is potentially negative (which would result in an increase of the DAC balance) as a result of negative AGP, the specific facts and circumstances surrounding the potential negative amortization are considered to determine whether it is appropriate for recognition in the financial statements. Negative amortization is only recorded when the increased DAC balance is determined to be recoverable based on facts and circumstances. For products whose supporting investments are exposed to capital losses in excess of our expectations which may cause periodic AGP to become temporarily negative, EGP and AGP utilized in DAC amortization may be modified to exclude the excess capital losses.

Annually, we review and update all assumptions underlying the projections of EGP, including persistency, mortality, expenses, investment returns, comprising investment income and realized capital gains and losses, interest crediting rates and the effect of any hedges. At each reporting period, we assess whether any revisions to assumptions used to determine DAC amortization are required. These reviews and updates may result in amortization acceleration or deceleration, which are commonly referred to as “DAC unlocking”. If the update of assumptions causes total EGP to increase, the rate of DAC amortization will generally decrease, resulting in a current period increase to earnings. A decrease to earnings generally occurs when the assumption update causes the total EGP to decrease.

The following table provides the effect on DAC amortization of changes in assumptions relating to the gross profit components of investment margin, benefit margin and expense margin during the years ended December 31.

($ in thousands)	2013	2012	2011
Investment margin	$4,289	$416	$(11)
Benefit margin	7,499	3,811	2,100
Expense margin	2,266	(285)	2,189

Net acceleration	$14,054	$3,942	$4,278

In 2013, DAC amortization acceleration for changes in the investment margin component of EGP related to interest-sensitive life insurance and was due to lower projected investment returns. The acceleration related to benefit margin related to interest-sensitive life insurance and was due to an increase in projected mortality. The acceleration related to expense margin related to interest-sensitive life insurance and was due to an increase in projected expenses. In 2012, DAC amortization acceleration for changes in the investment margin component of EGP primarily related to fixed annuities and was due to lower projected investment returns. The acceleration related to benefit margin was primarily due to increased projected mortality on interest-sensitive life insurance. The deceleration related to expense margin related to interest-sensitive life insurance and was due to a decrease in projected expenses. In 2011, DAC amortization acceleration related to benefit margin was primarily due to lower projected persistency on interest-sensitive life insurance. The acceleration related to expense margin primarily related to interest-sensitive life insurance and was due to an increase in projected expenses.

The following table displays the sensitivity of reasonably likely changes in assumptions included in the gross profit components of investment margin or benefit margin to amortization of the DAC balance as of December 31, 2013.

($ in thousands)	Increase/(reduction) in DAC
Increase in future investment margins of 25 basis points	$4,165
Decrease in future investment margins of 25 basis points	$(4,618)
Decrease in future life mortality by 1%	$1,089
Increase in future life mortality by 1%	$(1,114)

Any potential changes in assumptions discussed above are measured without consideration of correlation among assumptions. Therefore, it would be inappropriate to add them together in an attempt to estimate overall variability in amortization.

For additional detail related to DAC, see the Operations section of this document.

Reserve for life-contingent contract benefits estimation Due to the long term nature of traditional life insurance, life-contingent immediate annuities and voluntary accident and health insurance products, benefits are payable over many years; accordingly, the reserves are calculated as the present value of future expected benefits to be paid, reduced by the present value of future expected net premiums. Long-term actuarial assumptions of future investment yields, mortality, morbidity, policy terminations and expenses are used when establishing the reserve for life-contingent contract benefits payable under these insurance policies. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by characteristics such as type of coverage, year of issue and policy duration. Future investment yield assumptions are determined based upon prevailing investment yields as well as estimated reinvestment yields. Mortality, morbidity and policy termination assumptions are based on our experience and industry experience. Expense assumptions include the estimated effects of inflation and expenses to be incurred beyond the premium-paying period. These assumptions are established at the time the policy is issued, are consistent with assumptions for determining DAC amortization for these policies, and are generally not changed during the policy coverage period. However, if actual experience emerges in a manner that is significantly adverse relative to the original assumptions, adjustments to DAC or reserves may be required resulting in a charge to earnings which could have a material effect on our operating results and financial condition. We periodically review the adequacy of reserves and recoverability of DAC for these policies on an aggregate basis using actual experience. In the event actual experience is significantly adverse compared to the original assumptions and a premium deficiency is determined to exist, any remaining unamortized DAC balance must be expensed to the extent not recoverable and the establishment of a premium deficiency reserve may be required. In 2013, 2012 and 2011, our reviews concluded that no premium deficiency adjustments were necessary. We anticipate that mortality, investment and reinvestment yields, and policy terminations are the factors that would be most likely to require premium deficiency adjustments to these reserves or related DAC.

For further detail on the reserve for life-contingent contract benefits, see Note 8 of the financial statements.

OPERATIONS

Overview and strategy We sell life insurance and voluntary employee benefits products. We serve our customers through Allstate exclusive agencies and exclusive financial specialists, and workplace distribution. We bring value to our ultimate parent, the Corporation in three principal ways: through profitable growth, by bringing new customers to Allstate, and by improving the economics of the Corporation through increased customer loyalty and stronger customer relationships based on cross selling our products to existing customers. Our strategy is focused on expanding Allstate customer relationships, growing the number of products delivered to customers through Allstate exclusive agencies and improving returns on our in-force annuity products.

The products we currently offer include interest-sensitive, traditional and variable life insurance and voluntary accident and health insurance. Our products are sold through Allstate exclusive agencies and exclusive financial specialists, and workplace enrolling independent agents. Effective January 1, 2014, we no longer offer fixed annuities such as deferred and immediate annuities. We are planning to outsource the administration of our annuity business to a third party administration company by the end of 2014.

Based upon Allstate’s strong financial position and brand, we have a unique opportunity to cross-sell our products to meet the needs of more Allstate customers. We will enhance trusted customer relationships established through Allstate exclusive agencies to serve those who are looking for assistance in meeting their protection and retirement needs by providing them with information, products and services. To further strengthen our value proposition to Allstate exclusive agencies and drive further engagement in selling our products, the agent compensation structure incorporates sales of our products.

Our in-force deferred and immediate annuity business has been adversely impacted by the credit cycle and historically low interest rate environment. Our immediate annuity business has also been impacted by medical advancements that have resulted in annuitants living longer than anticipated when many of these contracts were originated. We have reduced the level of legacy deferred annuities in force and proactively manage annuity crediting rates to improve the profitability of the business. We are managing the investment portfolio supporting our immediate annuities to ensure the assets match the characteristics of the liabilities and provide the long-term returns needed to support this business. We are increasing investments in which we have ownership interests and a greater proportion of the return is derived from idiosyncratic operating or market performance including equities to more appropriately match investment duration with these long-term liabilities.

Summary analysis Summarized financial data for the years ended December 31 is presented in the following table.

($ in thousands)	2013	2012	2011
Revenues
Premiums	$55,789	$38,037	$43,806
Contract charges	73,138	55,688	54,845
Net investment income	325,117	346,195	356,269
Realized capital gains and losses	14,911	17,743	42,907

Total revenues	468,955	457,663	497,827

Costs and expenses
Contract benefits	(203,717)	(180,914)	(184,166)
Interest credited to contractholder funds	(129,911)	(144,340)	(154,447)
Amortization of DAC	(29,783)	(13,145)	(11,102)
Operating costs and expenses	(42,788)	(41,564)	(41,880)

Total costs and expenses	(406,199)	(379,963)	(391,595)

Income tax expense	(22,461)	(27,546)	(37,362)

Net income	$40,295	$50,154	$68,870

Net income was $40.3 million in 2013 compared to $50.2 million in 2012. The decrease was primarily due to higher contract benefits and lower net investment income, partially offset by higher premiums and contract charges and lower interest credited to contractholder funds.

Net income in 2012 was $50.2 million compared to $68.9 million in 2011. The decrease was primarily due to lower net realized capital gains and lower net investment income, partially offset by decreased interest credited to contractholder funds.

Analysis of revenues Total revenues increased 2.5% or $11.3 million in 2013 compared to 2012 due to higher premiums and contract charges, partially offset by lower net investment income. Total revenues decreased 8.1% or $40.2 million in 2012 compared to 2011 due to lower net realized capital gains, lower net investment income and lower premiums.

Premiums represent revenues generated from traditional life insurance, immediate annuities with life contingencies, and accident and health insurance products that have significant mortality or morbidity risk.

Contract charges are revenues generated from interest-sensitive and variable life insurance and fixed annuities for which deposits are classified as contractholder funds or separate account liabilities. Contract charges are assessed against the contractholder account values for maintenance, administration, cost of insurance and surrender prior to contractually specified dates.

The following table summarizes premiums and contract charges by product for the years ended December 31.

($ in thousands)	2013	2012	2011
Underwritten products
Traditional life insurance premiums	$38,618	$19,828	$20,728
Accident and health insurance premiums	12,822	11,556	10,644
Interest-sensitive life insurance contract charges	72,740	54,357	52,228

Subtotal	124,180	85,741	83,600
Annuities
Immediate annuities with life contingencies premiums	4,349	6,653	12,434
Other fixed annuity contract charges	398	1,331	2,617

Subtotal	4,747	7,984	15,051

Premiums and contract charges (1)	$128,927	$93,725	$98,651

(1)	Contract charges related to the cost of insurance totaled $48.4 million, $30.4 million and $29.3 million in 2013, 2012 and 2011, respectively.

Total premiums and contract charges increased 37.6% in 2013 compared to 2012, primarily due to increased traditional life insurance premiums due to lower reinsurance ceded and higher contract charges on interest-sensitive life insurance products due to lower reinsurance ceded, partially offset by lower sales of immediate annuities with life contingencies. Effective March 22, 2013, we no longer offer structured settlement annuities. We continue to service the in-force structured settlement contracts. Effective July 1, 2013, we are ceding mortality risk in excess of $2 million per life to ALIC, compared to $250 thousand per life previously. This results in increased retained business for ALNY from July 1, 2013 forward.

Total premiums and contract charges decreased 5.0% in 2012 compared to 2011, primarily due to lower sales of immediate annuities with life contingencies, partially offset by higher contract charges on interest-sensitive life insurance products. Sales of immediate annuities with life contingencies fluctuate with changes in our pricing competitiveness relative to other insurers.

Contractholder funds represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life insurance and fixed annuities. The balance of contractholder funds is equal to the cumulative deposits received and interest credited to the contractholder less cumulative contract benefits, surrenders, withdrawals and contract charges for mortality or administrative expenses. The following table shows the changes in contractholder funds for the years ended December 31.

($ in thousands)	2013	2012	2011
Contractholder funds, beginning balance	$3,958,440	$4,344,897	$4,688,791

Deposits
Fixed annuities	20,118	27,805	38,790
Interest-sensitive life insurance	89,164	87,903	83,209

Total deposits	109,282	115,708	121,999

Interest credited	129,687	144,284	154,657
Benefits, withdrawals and other adjustments
Benefits	(152,822)	(149,800)	(155,403)
Surrenders and partial withdrawals	(284,755)	(409,575)	(381,834)
Contract charges	(70,856)	(67,695)	(65,034)
Net transfers from (to) separate accounts	153	38	(55)
Other adjustments (1)	(18,572)	(19,417)	(18,224)

Total benefits, withdrawals and other adjustments	(526,852)	(646,449)	(620,550)

Contractholder funds, ending balance	$3,670,557	$3,958,440	$4,344,897

(1)

The table above illustrates the changes in contractholder funds, which are presented gross of reinsurance recoverables on the Statements of Financial Position. The table above is intended to supplement our discussion and analysis of revenues, which are presented net of reinsurance on the Statements of Operations and Comprehensive Income. As a result, the net change in contractholder funds associated with products reinsured to third parties is reflected as a component of the other adjustments line.

Contractholder funds decreased 7.3%, 8.9% and 7.3% in 2013, 2012 and 2011, respectively, reflecting our continuing strategy to reduce our concentration in spread-based products. Average contractholder funds decreased 8.1% in 2013 compared to 2012 and 8.1% in 2012 compared to 2011.

Contractholder deposits decreased 5.6% in 2013 compared to 2012, primarily due to lower deposits on fixed annuities, partially offset by higher deposits on interest-sensitive life insurance. Contractholder deposits decreased 5.2% in 2012 compared to 2011, primarily due to lower deposits on fixed annuities, partially offset by higher deposits on interest-sensitive life insurance.

Surrenders and partial withdrawals decreased 30.5% to $284.8 million in 2013 from $409.6 million in 2012 primarily due to lower surrenders and partial withdrawals on fixed annuities. Surrenders and partial withdrawals increased 7.3% to $409.6 million in 2012 from $381.8 million in 2011 primarily due to higher surrenders and partial withdrawals on fixed annuities. The surrender and partial withdrawal rate, based on the beginning of year contractholder funds, was 9.0% in 2013 compared to 11.6% in 2012 and 9.9% in 2011.

Analysis of costs and expenses Total costs and expenses increased 6.9% or $26.2 million in 2013 compared to 2012, primarily due to higher contract benefits and higher amortization of DAC, partially offset by lower interest credited to contractholder funds. Total costs and expenses decreased 3.0% or $11.6 million in 2012 compared to 2011, primarily due to lower interest credited to contractholder funds and lower contract benefits.

Contract benefits increased 12.6% or $22.8 million in 2013 compared to 2012, primarily due to higher claim experience on life and accident and health insurance, and worse mortality experience on annuities.

Contract benefits decreased 1.8% or $3.3 million in 2012 compared to 2011, primarily due to lower sales of immediate annuities with life contingencies, partially offset by worse mortality experience on traditional life insurance.

We analyze our mortality and morbidity results using the difference between premiums and contract charges earned for the cost of insurance and contract benefits excluding the portion related to the implied interest on immediate annuities with life contingencies (“benefit spread”). This implied interest totaled $112.9 million, $112.5 million and $111.9 million in 2013, 2012 and 2011, respectively.

The benefit spread by product group for the years ended December 31 is disclosed in the following table.

($ in thousands)	2013	2012	2011
Life insurance	$29,400	$3,601	$4,694
Accident and health insurance	1,313	5,318	5,445
Annuities	(17,348)	(8,961)	(9,321)

Total benefit spread	$13,365	$(42)	$818

Benefit spread reflected a gain of $13.4 million in 2013 compared to a loss of $42 thousand in 2012, primarily due to lower reinsurance ceded on life insurance, partially offset by higher claim experience on life and accident and health insurance, and worse mortality experience on annuities.

Benefit spread reflected a loss of $42 thousand in 2012 compared to a gain of $818 thousand in 2011, primarily due to worse mortality experience and lower premiums on traditional life insurance, partially offset by higher cost of insurance contract charges on interest-sensitive life insurance.

Interest credited to contractholder funds decreased 10.0% or $14.4 million in 2013 compared to 2012, due to lower average contractholder funds and lower interest crediting rates.

Interest credited to contractholder funds decreased 6.5% or $10.1 million in 2012 compared to 2011, primarily due to lower average contractholder funds and lower interest crediting rates.

In order to analyze the impact of net investment income and interest credited to contractholders on net income, we monitor the difference between net investment income and the sum of interest credited to contractholder funds and the implied interest on immediate annuities with life contingencies, which is included as a component of contract benefits on the Statements of Operations and Comprehensive Income (“investment spread”).

The investment spread by product group for the years ended December 31 is shown in the following table.

($ in thousands)	2013	2012	2011
Annuities	$39,674	$49,059	$52,762
Life insurance	6,173	5,627	4,411
Accident and health insurance	191	120	30
Net investment income on investments supporting capital	36,242	34,599	32,738

Total investment spread	$82,280	$89,405	$89,941

Investment spread decreased 8.0% or $7.1 million in 2013 compared to 2012, primarily due to lower investment yields and the continued managed reduction in our deferred annuity business in force, partially offset by lower crediting rates. Investment spread decreased 0.6% or $536 thousand in 2012 compared to 2011 due to lower yields on fixed income securities and the continued managed reduction in our deferred annuity business in force, partially offset by income from limited partnerships and lower crediting rates.

To further analyze investment spreads, the following table summarizes the weighted average investment yield on assets supporting product liabilities and capital, interest crediting rates and investment spreads.

	Weighted average investment yield			Weighted average interest crediting rate			Weighted average investment spreads
	2013	2012	2011	2013	2012	2011	2013	2012	2011
Interest-sensitive life insurance	5.2%	5.3%	5.4%	4.1%	4.2%	4.3%	1.1%	1.1%	1.1%
Deferred fixed annuities	4.7	4.8	5.0	2.9	3.0	3.0	1.8	1.8	2.0
Immediate fixed annuities with and without life contingencies	6.6	6.9	6.6	6.2	6.3	6.4	0.4	0.6	0.2
Investments supporting capital, traditional life and other products	3.8	3.9	3.5	n/a	n/a	n/a	n/a	n/a	n/a

The following table summarizes our product liabilities as of December 31 and indicates the account value of those contracts and policies in which an investment spread is generated.

($ in thousands)	2013	2012	2011
Immediate fixed annuities with life contingencies	$1,778,702	$1,753,948	$1,732,184
Other life contingent contracts and other	372,614	556,933	452,392

Reserve for life-contingent contract benefits	$2,151,316	$2,310,881	$2,184,576

Interest-sensitive life insurance	$696,878	$684,584	$672,413
Deferred fixed annuities	2,415,567	2,677,798	3,063,260
Immediate fixed annuities without life contingencies	537,231	564,919	578,319
Other	20,881	31,139	30,905

Contractholder funds	$3,670,557	$3,958,440	$4,344,897

Amortization of DAC increased 126.6% or $16.6 million in 2013 compared to 2012 and 18.4% or $2.0 million in 2012 compared to 2011. The components of amortization of DAC for the years ended December 31 are summarized in the following table.

($ in thousands)	2013	2012	2011
Amortization of DAC before amortization relating to realized capital gains and losses and changes in assumptions	$15,343	$8,137	$5,507
Amortization relating to realized capital gains and losses (1)	386	1,066	1,317
Amortization acceleration for changes in assumptions (“DAC unlocking”)	14,054	3,942	4,278

Total amortization of DAC	$29,783	$13,145	$11,102

(1)

The impact of realized capital gains and losses on amortization of DAC is dependent upon the relationship between the assets that give rise to the gain or loss and the product liability supported by the assets. Fluctuations result from changes in the impact of realized capital gains and losses on actual and expected gross profits.

The increase in DAC amortization in 2013 compared to 2012 was primarily due to higher amortization acceleration for changes in assumptions and higher amortization on interest-sensitive life insurance. The increase in DAC amortization in 2012 compared to 2011 was primarily related to interest-sensitive life insurance.

Our annual comprehensive review of the profitability of our products to determine DAC balances for our interest-sensitive life, fixed annuities and other investment contracts covers assumptions for persistency, mortality, expenses, investment returns, including capital gains and losses, interest crediting rates to policyholders, and the effect of any hedges in all product lines. In 2013, the review resulted in an acceleration of DAC amortization (charge to income) of $14.1 million for interest-sensitive life insurance that was primarily due to an increase in projected mortality and expenses and lower projected investment margins.

In 2012, the review resulted in an acceleration of DAC amortization of $3.9 million. Amortization acceleration of $3.8 million related to interest-sensitive life insurance and was primarily due to an increase in projected mortality. Amortization acceleration of $189 thousand related to fixed annuities and was primarily due to lower projected investment returns.

In 2011, the review resulted in an acceleration of DAC amortization of $4.3 million, primarily due to an increase in projected expenses and lower projected persistency on interest-sensitive life insurance.

The changes in DAC for the years ended December 31 are detailed in the following table.

	Traditional life and accident and health		Interest-sensitive life insurance		Fixed annuities		Total
($ in thousands)	2013	2012	2013	2012	2013	2012	2013	2012
Beginning balance	$40,213	$37,507	$89,897	$94,420	$91	$687	$130,201	$132,614
Acquisition costs deferred	7,441	6,648	12,100	12,738	12	37	19,553	19,423
Amortization of DAC before amortization relating to realized capital gains and losses and changes in assumptions (1)	(4,919)	(3,942)	(10,794)	(4,328)	370	133	(15,343)	(8,137)
Amortization relating to realized capital gains and losses (1)	—	—	(425)	(452)	39	(614)	(386)	(1,066)
Amortization acceleration for changes in assumptions (“DAC unlocking”) (1)	—	—	(14,054)	(3,753)	—	(189)	(14,054)	(3,942)
Effect of unrealized capital gains and losses (2)	—	—	9,056	(8,728)	809	37	9,865	(8,691)

Ending balance	$42,735	$40,213	$85,780	$89,897	$1,321	$91	$129,836	$130,201

(1)	Included as a component of amortization of DAC on the Statements of Operations and Comprehensive Income.
(2)

Represents the change in the DAC adjustment for unrealized capital gains and losses. The DAC adjustment represents the amount by which the amortization of DAC would increase or decrease if the unrealized gains and losses in the respective product portfolios were realized.

Operating costs and expenses increased 2.9% or $1.2 million in 2013 compared to 2012, primarily due to higher employee related expenses.

Operating costs and expenses decreased 0.8% or $316 thousand in 2012 compared to 2011 as higher professional services costs were more than offset by a charge in 2011 related to the liquidation plan for Executive Life Insurance Company of New York.

Reinsurance ceded We enter into reinsurance agreements with Allstate Life Insurance Company (“ALIC”) and unaffiliated reinsurers to limit our risk of mortality and morbidity losses and reinvestment risk. In addition, we have used reinsurance to effect the disposition of certain blocks of business. We retain primary liability as a direct insurer for all risks ceded to reinsurers. Effective July 1, 2013, we are ceding mortality risk in excess of $2 million per life to ALIC, compared to $250 thousand per life previously. This results in increased retained business for ALNY from July 1, 2013 forward. As of December 31, 2013 and 2012, 26.8% and 45.4%, respectively, of our face amount of life insurance in force was reinsured. Additionally, we ceded all of the risk associated with our variable annuity business.

Our reinsurance recoverables, summarized by reinsurer as of December 31, are shown in the following table.

	Standard & Poor’s financial strength rating (1)	Reinsurance recoverable on paid and unpaid benefits
($ in thousands)		2013	2012
Prudential Insurance Company of America	AA-	$203,312	$224,543
Transamerica Life Group	AA-	33,578	31,882
RGA Reinsurance Company	AA-	7,252	7,435
Swiss Re Life and Health America, Inc.	AA-	6,254	5,775
Allstate Life Insurance Company	A+	4,120	3,612
Canada Life	AA	1,574	1,502
Security Life of Denver	A-	1,085	1,348
SCOR Global Life	A+	902	1,126
American United Life	AA-	738	953
Scottish Re Life Corporation	N/A	305	331
Triton Insurance Company	N/A	228	325
Minnesota Mutual	A+	203	99
Metropolitan Life	AA-	104	115
General Re	AA+	51	129
Mutual of Omaha	A+	27	45

Total		$259,733	$279,220

(1)	N/A reflects no rating available.

We continuously monitor the creditworthiness of reinsurers in order to determine our risk of recoverability on an individual and aggregate basis, and a provision for uncollectible reinsurance is recorded if needed. No amounts have been deemed unrecoverable in the three-years ended December 31, 2013.

INVESTMENTS

Overview and strategy The return on our investment portfolio is an important component of our financial results. Our investment strategy focuses on the total return of assets needed to support the underlying liabilities, asset-liability management and achieving an appropriate return on capital.

We employ a strategic asset allocation approach which considers the nature of the liabilities and risk tolerances, as well as the risk and return parameters of the various asset classes in which we invest. This asset allocation is informed by our global economic and market outlook, as well as other inputs and constraints, including diversification effects, duration, liquidity and capital considerations. Within the ranges set by the strategic asset allocation, tactical investment decisions are made in consideration of prevailing market conditions. We manage risks associated with interest rates, credit spreads, equity markets, real estate and currency exchange rates. Our continuing focus is to manage risks and returns and to position our portfolio to take advantage of market opportunities while attempting to mitigate adverse effects.

Portfolio composition The composition of the investment portfolio as of December 31, 2013 is presented in the following table.

($ in thousands)		Percent to total
Fixed income securities(1)	$5,602,738	85.2%
Mortgage loans	514,489	7.8
Equity securities(2)	202,622	3.1
Limited partnership interests(3)	116,480	1.8
Short-term investments(4)	98,553	1.5
Policy loans	40,511	0.6
Other	1,076	—

Total	$6,576,469	100.0%

(1)	Fixed income securities are carried at fair value. Amortized cost basis for these securities was $5.23 billion.
(2)	Equity securities are carried at fair value. Cost basis for these securities was $163.6 million.
(3)	We have commitments to invest in additional limited partnership interests totaling $198.2 million.
(4)	Short-term investments are carried at fair value. Amortized cost basis for these investments was $98.6 million.

Total investments decreased to $6.58 billion as of December 31, 2013, from $7.08 billion as of December 31, 2012, primarily due to net reductions in contractholder funds and lower fixed income valuations. The decline in valuation of fixed income securities during 2013 was primarily due to increasing risk-free interest rates.

Fixed income securities by type are listed in the following table.

($ in thousands)	Fair value as of December 31, 2013	Percent to total investments	Fair value as of December 31, 2012	Percent to total investments
U.S. government and agencies	$294,831	4.5%	$417,047	5.9%
Municipal	725,984	11.0	818,661	11.6
Corporate	3,765,589	57.3	3,898,526	55.1
Foreign government	381,616	5.8	396,541	5.6
RMBS	159,919	2.4	295,678	4.2
CMBS	175,980	2.7	200,716	2.8
ABS	88,507	1.3	102,126	1.4
Redeemable preferred stock	10,312	0.2	10,630	0.1

Total fixed income securities	$5,602,738	85.2%	$6,139,925	86.7%

As of December 31, 2013, 94.9% of the fixed income securities portfolio was rated investment grade, which is defined as a security having a rating of Aaa, Aa, A or Baa from Moody’s, a rating of AAA, AA, A or BBB from Standard & Poor’s (“S&P”), Fitch, Dominion, Kroll or Realpoint, a rating of aaa, aa, a or bbb from A.M. Best, or a comparable internal rating if an externally provided rating is not available. All of our fixed income securities are rated by third party credit rating agencies, the National Association of Insurance Commissioners (“NAIC”), and/or are internally rated. Our initial investment decisions and ongoing monitoring procedures for fixed income securities are based on a thorough due diligence process which includes, but is not limited to, an assessment of the credit quality, sector, structure, and liquidity risks of each issue.

The following table summarizes the fair value and unrealized net capital gains and losses for fixed income securities by credit rating as of December 31, 2013.

	Aaa		Aa		A
($ in thousands)	Fair value	Unrealized gain/(loss)	Fair value	Unrealized gain/(loss)	Fair value	Unrealized gain/(loss)
U.S. government and agencies	$294,831	$57,321	$—	$—	$—	$—
Municipal	23,182	182	444,271	35,088	206,194	17,668
Corporate
Public	43,247	(18)	256,161	13,614	945,461	51,550
Privately placed	55,792	154	125,631	9,815	418,519	39,299
Foreign government	362,077	59,089	10,329	330	9,210	1,870
RMBS
U.S. government sponsored entities (“U.S. Agency”)	105,889	4,876	—	—	—	—
Prime residential mortgage-backed securities (“Prime”)	9,735	127	1,376	32	1,415	57
Alt-A residential mortgage-backed securities (“Alt-A”)	—	—	—	—	—	—
Subprime residential mortgage-backed securities (“Subprime”)	—	—	—	—	921	41
CMBS	74,938	4,048	18,970	2,132	10,346	386
ABS
Collateralized debt obligations (“CDO”)	—	—	—	—	—	—
Consumer and other asset-backed securities (“Consumer and other ABS”)	63,708	1,531	—	—	15,724	725
Redeemable preferred stock	—	—	—	—	—	—

Total fixed income securities	$1,033,399	$127,310	$856,738	$61,011	$1,607,790	$111,596

	Baa		Ba or lower		Total
	Fair value	Unrealized gain/(loss)	Fair value	Unrealized gain/(loss)	Fair value	Unrealized gain/(loss)
U.S. government and agencies	$—	$—	$—	$—	$294,831	$57,321
Municipal	50,639	(4,720)	1,698	(14)	725,984	48,204
Corporate
Public	1,050,628	40,711	131,280	2,651	2,426,777	108,508
Privately placed	651,092	34,842	87,778	258	1,338,812	84,368
Foreign government	—	—	—	—	381,616	61,289
RMBS
U.S. Agency	—	—	—	—	105,889	4,876
Prime	13,311	276	2,189	99	28,026	591
Alt-A	1,644	51	18,480	87	20,124	138
Subprime	—	—	4,959	31	5,880	72
CMBS	41,444	1,679	30,282	808	175,980	9,053
ABS
CDO	—	—	9,075	(925)	9,075	(925)
Consumer and other ABS	—	—	—	—	79,432	2,256
Redeemable preferred stock	10,312	1,286	—	—	10,312	1,286

Total fixed income securities	$1,819,070	$74,125	$285,741	$2,995	$5,602,738	$377,037

Municipal bonds totaled $726.0 million as of December 31, 2013 with an unrealized net capital gain of $48.2 million. The municipal bond portfolio includes general obligations of state and local issuers and revenue bonds (including pre-refunded bonds, which are bonds for which an irrevocable trust has been established to fund the remaining payments of principal and interest).

The following table summarizes by state the fair value, amortized cost and credit rating of our municipal bonds, excluding $18.1 million of pre-refunded bonds, as of December 31, 2013.

($ in thousands) State	State general obligation	Local general obligation	Revenue (1)	Fair value	Amortized cost	Average credit rating
California	$38,804	$65,001	$57,871	$161,676	$151,353	A
Texas	—	34,287	44,314	78,601	74,357	Aa
Illinois	—	27,340	13,988	41,328	41,085	Aa
Oregon	—	—	36,848	36,848	31,984	Aa
New York	3,436	25,908	—	29,344	26,309	Aa
District of Columbia	—	28,651	—	28,651	26,769	A
Nebraska	—	23,548	—	23,548	22,000	A
Ohio	—	15,849	7,169	23,018	21,206	Aa
Florida	—	16,210	6,420	22,630	21,152	Aa
Michigan	17,732	4,542	—	22,274	20,820	Aa
All others	41,399	160,612	37,938	239,949	223,425	Aa

Total	$101,371	$401,948	$204,548	$707,867	$660,460	Aa

(1)

The nature of the activities supporting revenue bonds is highly diversified and includes transportation, health care, industrial development, housing, higher education, utilities, recreation/convention centers and other activities.

Our practice for acquiring and monitoring municipal bonds is predominantly based on the underlying credit quality of the primary obligor. We currently rely on the primary obligor to pay all contractual cash flows and are not relying on bond insurers for payments. As a result of downgrades in the insurers’ credit ratings, the ratings of the insured municipal bonds generally reflect the underlying ratings of the primary obligor. As of December 31, 2013, 100.0% of our insured municipal bond portfolio is rated investment grade.

Corporate bonds, including publicly traded and privately placed, totaled $3.77 billion as of December 31, 2013, with an unrealized net capital gain of $192.9 million. Privately placed securities primarily consist of corporate issued senior debt securities that are directly negotiated with the borrower or are in unregistered form.

Our $1.34 billion portfolio of privately placed securities is broadly diversified by issuer, industry sector and country. The portfolio is made up of 206 issuers. Privately placed corporate obligations contain structural security features such as financial covenants and call protections that provide investors greater protection against credit deterioration, reinvestment risk or fluctuations in interest rates than those typically found in publicly registered debt securities. Additionally, investments in these securities are made after due diligence of the issuer, typically including direct discussions with senior management and on-site visits to company facilities. Ongoing monitoring includes direct periodic dialog with senior management of the issuer and continuous monitoring of operating performance and financial position. Every issue not rated by an independent rating agency is internally rated with a formal rating affirmation at least once a year.

Foreign government securities totaled $381.6 million as of December 31, 2013, with 100% rated investment grade and an unrealized net capital gain of $61.3 million. Of these securities, 92.5% are backed by the U.S. government and the remaining 7.5% are in Canadian governmental and provincial securities.

RMBS, CMBS and ABS are structured securities that are primarily collateralized by residential and commercial real estate loans and other consumer or corporate borrowings. The cash flows from the underlying collateral paid to the securitization trust are generally applied in a pre-determined order and are designed so that each security issued by the trust, typically referred to as a “class”, qualifies for a specific original rating. For example, the “senior” portion or “top” of the capital structure, or rating class, which would originally qualify for a rating of Aaa typically has priority in receiving principal repayments on the underlying collateral and retains this priority until the class is paid in full. In a sequential structure, underlying collateral principal repayments are directed to the most senior rated Aaa class in the structure until paid in full, after which principal repayments are directed to the next most senior Aaa class in the structure until it is paid in full. Senior Aaa classes generally share any losses from the underlying collateral on a pro-rata basis after losses are absorbed by classes with lower original ratings. The payment priority and class subordination included in these securities serves as credit enhancement for holders of the senior or top portions of the structures. These securities continue to retain the payment priority features that existed at the origination of the securitization trust. Other forms of credit enhancement may include structural features embedded in the securitization trust, such as overcollateralization, excess spread and bond insurance. The underlying collateral can have fixed interest rates, variable interest rates (such as adjustable rate mortgages) or may contain features of both fixed and variable rate mortgages.

RMBS totaled $159.9 million as of December 31, 2013, with 84.0% rated investment grade and an unrealized net capital gain of $5.7 million. The RMBS portfolio is subject to interest rate risk, but unlike other fixed income securities, is additionally subject to significant prepayment risk from the underlying residential mortgage loans. RMBS consists of a U.S. Agency portfolio having collateral issued or guaranteed by U.S. government agencies and a non-agency portfolio consisting of securities collateralized by Prime, Alt-A and Subprime loans. The non-agency portfolio totaled $54.0 million as of December 31, 2013, with 52.6% rated investment grade and an unrealized net capital gain of $801 thousand.

CMBS totaled $176.0 million as of December 31, 2013, with 82.8% rated investment grade and an unrealized net capital gain of $9.1 million. The CMBS portfolio is subject to credit risk and has a sequential paydown structure. All of the CMBS investments are traditional conduit transactions collateralized by commercial mortgage loans, broadly diversified across property types and geographical area.

ABS, including CDO and Consumer and other ABS, totaled $88.5 million as of December 31, 2013, with 89.7% rated investment grade and an unrealized net capital gain of $1.3 million. CDO totaled $9.1 million with an unrealized net capital loss of $925 thousand, consumer auto totaled $8.1 million with an unrealized net capital gain of $60 thousand and other ABS totaled $71.3 million with an unrealized net capital gain of $2.2 million. Credit risk is managed by monitoring the performance of the underlying collateral. Many of the securities in the ABS portfolio have credit enhancement with features such as overcollateralization, subordinated structures, reserve funds, guarantees and/or insurance.

Mortgage loans Our mortgage loan portfolio totaled $514.5 million as of December 31, 2013 and primarily comprises loans secured by first mortgages on developed commercial real estate. Key considerations used to manage our exposure include property type and geographic diversification. For further detail on our mortgage loan portfolio, see Note 5 of the financial statements.

Equity securities Equity securities include common stocks and exchange traded funds. The equity securities portfolio was $202.6 million as of December 31, 2013 with an unrealized net capital gain of $39.0 million.

Limited partnership interests consist of investments in private equity/debt funds. The limited partnership interests portfolio is well diversified across a number of characteristics including fund managers, strategies, geography (including international), and company types. The following table presents information about our limited partnership interests as of December 31, 2013.

($ in thousands)
Cost method of accounting (“Cost”)	$41,419
Equity method of accounting (“EMA”)	75,061

Total	$116,480

Number of managers	59
Number of individual funds	69
Largest exposure to single fund	$17,299

Limited partnership interests produced income, excluding impairment write-downs, of $8.9 million in 2013 compared to $13.3 million in 2012. Income on EMA limited partnerships is recognized generally on a three month delay due to the availability of the related financial statements. Income on cost method limited partnerships is recognized only upon receipt of amounts distributed by the partnerships. There were no impairment write-downs related to limited partnerships in 2013 or 2012.

Short-term investments Our short-term investment portfolio was $98.6 million as of December 31, 2013.

Policy loans Our policy loan balance was $40.5 million as of December 31, 2013. Policy loans are carried at unpaid principal balances.

Other investments Our other investments as of December 31, 2013 comprise $1.1 million of derivatives. For further detail on our use of derivatives, see Note 7 of the financial statements.

Unrealized net capital gains totaled $416.0 million as of December 31, 2013 compared to $759.4 million as of December 31, 2012. The decline was primarily due to increasing risk-free interest rates. The following table presents unrealized net capital gains and losses as of December 31.

($ in thousands)	2013	2012
U.S. government and agencies	$57,321	$83,260
Municipal	48,204	114,629
Corporate	192,876	416,106
Foreign government	61,289	92,892
RMBS	5,677	10,793
CMBS	9,053	5,111
ABS	1,331	3,711
Redeemable preferred stock	1,286	1,543

Fixed income securities	377,037	728,045
Equity securities	38,973	31,238
Short-term investments	—	1
EMA limited partnerships	—	127

Unrealized net capital gains and losses, pre-tax	$416,010	$759,411

The unrealized net capital gain for the fixed income portfolio totaled $377.0 million and comprised $432.7 million of gross unrealized gains and $55.7 million of gross unrealized losses as of December 31, 2013. This is compared to an unrealized net capital gain for the fixed income portfolio totaling $728.0 million, comprised of $753.0 million of gross unrealized gains and $25.0 million of gross unrealized losses as of December 31, 2012.

Gross unrealized gains and losses on fixed income securities by type and sector as of December 31, 2013 are provided in the following table.

($ in thousands)	Amortized cost	Gross unrealized		Fair value
		Gains	Losses
Corporate:
Consumer goods (cyclical and non-cyclical)	$783,798	$43,695	$(10,624)	$816,869
Capital goods	365,931	20,376	(7,238)	379,069
Utilities	818,055	74,858	(6,228)	886,685
Energy	314,940	17,371	(3,825)	328,486
Basic industry	170,449	4,789	(3,666)	171,572
Banking	193,487	7,524	(3,326)	197,685
Technology	144,884	5,425	(3,306)	147,003
Communications	204,885	14,275	(2,993)	216,167
Financial services	188,537	11,213	(910)	198,840
Transportation	220,910	19,157	(899)	239,168
Other	166,837	17,944	(736)	184,045

Total corporate fixed income portfolio	3,572,713	236,627	(43,751)	3,765,589

U.S. government and agencies	237,510	57,321	—	294,831
Municipal	677,780	58,068	(9,864)	725,984
Foreign government	320,327	62,266	(977)	381,616
RMBS	154,242	5,817	(140)	159,919
CMBS	166,927	9,091	(38)	175,980
ABS	87,176	2,260	(929)	88,507
Redeemable preferred stock	9,026	1,286	—	10,312

Total fixed income securities	$5,225,701	$432,736	$(55,699)	$5,602,738

The consumer goods, capital goods and utilities sectors had the highest concentration of gross unrealized losses in our corporate fixed income securities portfolio as of December 31, 2013. In general, the gross unrealized losses are principally related to increasing risk-free interest rates or widening credit spreads since the time of initial purchase.

The unrealized net capital gain for the equity portfolio totaled $39.0 million and comprised $39.0 million of gross unrealized gains and $5 thousand of gross unrealized losses as of December 31, 2013. This is compared to an unrealized net capital gain for the equity portfolio totaling $31.2 million, comprised of $31.6 million of gross unrealized gains and $317 thousand of gross unrealized losses as of December 31, 2012.

Net investment income The following table presents net investment income for the years ended December 31.

($ in thousands)	2013	2012	2011
Fixed income securities	$289,571	$305,849	$326,000
Mortgage loans	31,375	32,882	30,726
Equity securities	4,870	3,589	2,818
Limited partnerships interests (1)	8,862	13,316	3,157
Short-term investments	210	355	525
Policy loans	2,543	2,600	2,628
Other	65	220	679

Investment income, before expense	337,496	358,811	366,533
Investment expense	(12,379)	(12,616)	(10,264)

Net investment income	$325,117	$346,195	$356,269

(1)	Income from EMA limited partnerships is reported in net investment income in 2013 and 2012 and realized capital gains and losses in 2011.

Net investment income decreased 6.1% or $21.1 million in 2013 compared to 2012, after decreasing 2.8% or $10.1 million in 2012 compared to 2011. The 2013 decrease was primarily due to lower average investment balances and lower income from limited partnerships. The 2012 decline was primarily due to lower average investment balances and lower fixed income yields, partially offset by income from limited partnerships.

Realized capital gains and losses The following table presents the components of realized capital gains and losses and the related tax effect for the years ended December 31.

($ in thousands)	2013	2012	2011
Impairment write-downs	$(3,431)	$(5,144)	$(18,129)
Change in intent write-downs	(5,515)	(310)	(1,449)

Net other-than-temporary impairment losses recognized in earnings	(8,946)	(5,454)	(19,578)
Sales	33,806	9,230	38,631
Valuation of derivative instruments	(9,965)	13,966	16,552
Settlements of derivative instruments	16	1	(1,456)
EMA limited partnership income (1)	—	—	8,758

Realized capital gains and losses, pre-tax	14,911	17,743	42,907
Income tax expense	(6,667)	(6,210)	(16,268)

Realized capital gains and losses, after-tax	$8,244	$11,533	$26,639

(1)	Income from EMA limited partnerships is reported in net investment income in 2013 and 2012, and realized capital gains and losses in 2011.

Impairment write-downs, which includes changes in the mortgage loan valuation allowance, totaled $3.4 million in 2013 and included $1.6 million of write-downs on fixed income securities and a $1.8 million increase in the valuation allowance on mortgage loans. The impairment write-downs on fixed income securities were driven by CMBS that experienced deterioration in expected cash flows.

Impairment write-downs totaled $5.1 million in 2012 and included write-downs on fixed income securities of $5.8 million, partially offset by a reduction in the valuation allowance on a mortgage loan of $637 thousand. Impairment write-downs on fixed income securities were driven by corporate fixed income securities impacted by issuer specific circumstances and CMBS and RMBS that experienced deterioration in expected cash flows.

Impairment write-downs totaled $18.1 million in 2011 and included write-downs on fixed income securities and mortgage loans of $16.5 million and $1.6 million, respectively. Impairment write-downs in 2011 were primarily driven by investments with commercial real estate exposure, including CMBS and mortgage loans, which were impacted by lower real estate valuations or experienced deterioration in expected cash flows; corporate fixed income securities impacted by issuer specific circumstances; and RMBS, which experienced deterioration in expected cash flows.

Change in intent write-downs were $5.5 million, $310 thousand and $1.4 million in 2013, 2012 and 2011, respectively. The change in intent write-downs in 2013 were a result of plans to sell certain CMBS securities and plans to reduce holdings of ARS backed by student loans. The change in intent write-downs in 2012 were a result of ongoing comprehensive reviews of our portfolio resulting in write-downs of individually identified RMBS. The change in intent write-downs in 2011 were a result of ongoing comprehensive reviews of our portfolio resulting in write-downs of individually identified investments, primarily RMBS and municipal bonds.

Sales generated $33.8 million, $9.2 million and $38.6 million of net realized capital gains in 2013, 2012 and 2011, respectively. The sales in 2013 primarily related to equity securities in connection with portfolio repositioning and ongoing portfolio management. The sales in 2012 primarily related to corporate fixed income securities, U.S. government and agencies, municipal bonds and mortgage loans, partially offset by net losses on sales of CMBS, RMBS and limited partnerships. The sales in 2011 were primarily due to $27.4 million of gains on sales of corporate fixed income securities and $9.6 million of gains on sales of equity securities, partially offset by $4.9 million of net losses on sales of municipal bonds.

Valuation and settlements of derivative instruments generated net realized capital losses of $9.9 million in 2013 and net realized capital gains of $14.0 million in 2012 and $15.1 million in 2011. Net realized capital gains and losses on derivatives primarily relate to the change in fair value of the structured settlement annuity reinsurance agreement.

MARKET RISK

Market risk is the risk that we will incur losses due to adverse changes in interest rates, credit spreads, equity prices or currency exchange rates. Adverse changes to these rates and prices may occur due to changes in fiscal policy, the economic climate, the liquidity of a market or market segment, insolvency or financial distress of key market makers or participants or changes in market perceptions of credit worthiness and/or risk tolerance. Our primary market risk exposures are to changes in interest rates, credit spreads and equity prices.

The active management of market risk is integral to our results of operations. We may use the following approaches to manage exposure to market risk within defined tolerance ranges: 1) rebalancing existing asset or liability portfolios, 2) changing the type of investments purchased in the future and 3) using derivative instruments to modify the market risk characteristics of existing assets and liabilities or assets expected to be purchased. For a more detailed discussion of our use of derivative financial instruments, see Note 7 of the financial statements.

Overview In formulating and implementing guidelines for investing funds, we seek to earn returns that enhance our ability to offer competitive rates and prices to customers while contributing to attractive and stable profits and long-term capital growth. Accordingly, our investment decisions and objectives are a function of the underlying risks and product profiles.

Investment policies define the overall framework for managing market and other investment risks, including accountability and controls over risk management activities. These investment policies, which have been approved by our board of directors, specify the investment limits and strategies that are appropriate given our liquidity, surplus, product profile and regulatory requirements. Executive oversight of investment activities is conducted primarily through our board of directors and investment committee. Asset-liability management (“ALM”) policies further define the overall framework for managing market and investment risks. ALM focuses on strategies to enhance yields, mitigate market risks and optimize capital to improve profitability and returns while factoring in future expected cash requirements to repay liabilities. ALM activities follow asset-liability policies that have been approved by our board of directors. These ALM policies specify limits, ranges and/or targets for investments that best meet our business objectives in light of our product liabilities.

We use quantitative and qualitative market-based approaches to measure, monitor and manage market risk. We evaluate our exposure to market risk through the use of multiple measures including but not limited to duration, value-at-risk, scenario analysis and sensitivity analysis. Duration measures the price sensitivity of assets and liabilities to changes in interest rates. For example, if interest rates increase 100 basis points, the fair value of an asset with a duration of 5 is expected to decrease in value by 5%. Value-at-risk is a statistical estimate of the probability that the change in fair value of a portfolio will exceed a certain amount over a given time horizon. Scenario analysis estimates the potential changes in the fair value of a portfolio that could occur under different hypothetical market conditions defined by changes to multiple market risk factors: interest rates, credit spreads, equity prices or currency exchange rates. Sensitivity analysis estimates the potential changes in the fair value of a portfolio that could occur under different hypothetical shocks to a market risk factor. In general, we establish investment portfolio asset allocation and market risk limits based upon a combination of duration, value-at-risk, scenario analysis and sensitivity analysis. The asset allocation limits place restrictions on the total funds that may be invested within an asset class. Comprehensive day-to-day management of market risk within defined tolerance ranges occurs as portfolio managers buy and sell within their respective markets based upon the acceptable boundaries established by investment policies. This day-to-day management is integrated with and informed by the activities of the ALM organization. This integration is intended to result in a prudent, methodical and effective adjudication of market risk and return, conditioned by the unique demands and dynamics of our product liabilities and supported by the continuous application of advanced risk technology and analytics.

Interest rate risk is the risk that we will incur a loss due to adverse changes in interest rates relative to the characteristics of our interest bearing assets and liabilities. This risk arises from many of our primary activities, as we invest substantial funds in interest-sensitive assets and issue interest-sensitive liabilities. Interest rate risk includes risks related to changes in U.S. Treasury yields and other key risk-free reference yields.

We manage the interest rate risk in our assets relative to the interest rate risk in our liabilities. One of the measures used to quantify this exposure is duration. The difference in the duration of our assets relative to our liabilities is our duration gap. To calculate the duration gap between assets and liabilities, we project asset and liability cash flows and calculate their net present value using a risk-free market interest rate adjusted for credit quality, sector attributes, liquidity and other specific risks. Duration is calculated by revaluing these cash flows at alternative interest rates and determining the percentage change in aggregate fair value. The cash flows used in this calculation include the expected maturity and repricing characteristics of our derivative financial instruments, all other financial instruments, and certain other items including annuity liabilities and other interest-sensitive liabilities. The projections include assumptions (based upon historical market experience and our experience) that reflect the effect of changing interest rates on the prepayment, lapse, leverage and/or option features of instruments, where applicable. The preceding assumptions relate primarily to mortgage-backed securities, municipal housing bonds, callable municipal and corporate obligations, and fixed rate single and flexible premium deferred annuities.

As of December 31, 2013, the difference between our asset and liability duration was a (1.64) gap compared to a (2.48) gap as of December 31, 2012. A negative duration gap indicates that the fair value of our liabilities is more sensitive to interest rate movements than the fair value of our assets.

We seek to invest premiums, contract charges and deposits to generate future cash flows that will fund future claims, benefits and expenses, and that will earn stable returns across a wide variety of interest rate and economic scenarios. To achieve this objective and limit interest rate risk, we adhere to a philosophy of managing the duration of assets and related liabilities within predetermined tolerance levels. This philosophy is executed using duration targets for fixed income investments in addition to interest rate caps to reduce the interest rate risk resulting from mismatches between existing assets and liabilities.

Based upon the information and assumptions used in the duration calculation, and interest rates in effect as of December 31, 2013, we estimate that a 100 basis point immediate, parallel increase in interest rates (“rate shock”) would increase the net fair value of the assets and liabilities by $88.3 million, compared to an increase of $149.4 million as of December 31, 2012, reflecting year to year changes in duration. The selection of a 100 basis point immediate, parallel change in interest rates should not be construed as our prediction of future market events, but only as an illustration of the potential effect of such an event. The estimate excludes the traditional and interest-sensitive life insurance products that are not considered financial instruments and the $767.2 million of assets supporting them and the associated liabilities. The $767.2 million of assets excluded from the calculation increased from $739.0 million as of December 31, 2012. Based on assumptions described above, in the event of a 100 basis point immediate increase in interest rates, the assets supporting life insurance products would decrease in value by $39.7 million, compared to a decrease of $42.8 million as of December 31, 2012.

To the extent that conditions differ from the assumptions we used in these calculations, duration and rate shock measures could be significantly impacted. Additionally, our calculations assume that the current relationship between short-term and long-term interest rates (the term structure of interest rates) will remain constant over time. As a result, these calculations may not fully capture the effect of non-parallel changes in the term structure of interest rates and/or large changes in interest rates.

Credit spread risk is the risk that we will incur a loss due to adverse changes in credit spreads (“spreads”). This risk arises from many of our primary activities, as we invest substantial funds in spread-sensitive fixed income assets.

We manage the spread risk in our assets. One of the measures used to quantify this exposure is spread duration. Spread duration measures the price sensitivity of the assets to changes in spreads. For example, if spreads increase 100 basis points, the fair value of an asset exhibiting a spread duration of 5 is expected to decrease in value by 5%.

Spread duration is calculated similarly to interest rate duration. As of December 31, 2013, the spread duration of assets was 5.51, compared to 6.04 as of December 31, 2012. Based upon the information and assumptions we use in this spread duration calculation, and spreads in effect as of December 31, 2013, we estimate that a 100 basis point immediate, parallel increase in spreads across all asset classes, industry sectors and credit ratings (“spread shock”) would decrease the net fair value of the assets by $339 million compared to $380.3 million as of December 31, 2012. The selection of a 100 basis point immediate parallel change in spreads should not be construed as our prediction of future market events, but only as an illustration of the potential effect of such an event.

Equity price risk is the risk that we will incur losses due to adverse changes in the general levels of the equity markets. As of December 31, 2013, we held $319.1 million in securities with equity risk (including equity securities and limited partnership interests), compared to $264.8 million as of December 31, 2012.

As of December 31, 2013, our portfolio of securities with equity risk had a cash market portfolio beta of 1.08, compared to a beta of 0.86 as of December 31, 2012. Beta represents a widely used methodology to describe, quantitatively, an investment’s market risk characteristics relative to an index such as the Standard & Poor’s 500 Composite Price Index (“S&P 500”). Based on the beta analysis, we estimate that if the S&P 500 increases or decreases by 10%, the fair value of our equity investments will increase or decrease by 10.8%, respectively. Based upon the information and assumptions we used to calculate beta as of December 31, 2013, we estimate that an immediate decrease in the S&P 500 of 10% would decrease the net fair value of our equity investments by $34.3 million, compared to $22.7 million as of December 31, 2012, and an immediate increase in the S&P 500 of 10% would increase the net fair value by $34.3 million compared to $22.7 million as of December 31, 2012. The selection of a 10% immediate decrease or increase in the S&P 500 should not be construed as our prediction of future market events, but only as an illustration of the potential effect of such an event.

The beta of our securities with equity risk was determined by calculating the change in the fair value of the portfolio resulting from stressing the equity market up and down 10%. The illustrations noted above may not reflect our actual experience if the future composition of the portfolio (hence its beta) and correlation relationships differ from the historical relationships.

As of December 31, 2013 and 2012, we had separate accounts assets related to variable annuity and variable life contracts with account values totaling $435.4 million and $436.4 million, respectively. Equity risk exists for contract charges based on separate account balances and guarantees for death and/or income benefits provided by our variable products. In 2006, we disposed of all of the variable annuity business through a reinsurance agreement with The Prudential Insurance Company of America, a subsidiary of Prudential Financial Inc. and therefore mitigated this aspect of our risk. Equity risk for our variable life business relates to contract charges and policyholder benefits. Total variable life contract charges for 2013 and 2012 were $1.3 million and $839 thousand, respectively. Separate account liabilities related to variable life contracts were $11.2 million and $8.9 million as of December 31, 2013 and 2012, respectively.

Foreign currency exchange rate risk is the risk that we will incur economic losses due to adverse changes in foreign currency exchange rates. This risk primarily arises from our foreign investments in limited partnership interests. As of December 31, 2013, we had $11.9 million in foreign currency denominated investments, compared to $28.9 million as of December 31, 2012.

CAPITAL RESOURCES AND LIQUIDITY

Capital resources consist of shareholder’s equity. The following table summarizes our capital resources as of December 31.

($ in thousands)	2013	2012	2011
Common stock, retained income and additional capital paid-in	$830,523	$790,228	$740,074
Accumulated other comprehensive income	152,257	242,720	194,511

Total shareholder’s equity	$982,780	$1,032,948	$934,585

Shareholder’s equity decreased in 2013 primarily due to decreased unrealized net capital gains on investments, partially offset by net income. Shareholder’s equity increased in 2012 due to net income and increased unrealized net capital gains on investments.

Financial ratings and strength The following table summarizes our financial strength ratings as of December 31, 2013.

Rating agency	Rating
A.M. Best Company, Inc.	A+ (“Superior”)
Standard & Poor’s Ratings Services	A+ (“Strong”)
Moody’s Investors Service, Inc.	A1 (“Good”)

Our ratings are influenced by many factors including our operating and financial performance, asset quality, liquidity, asset/liability management, overall portfolio mix, financial leverage (i.e., debt), exposure to risks, the current level of operating leverage, ALIC’s ratings and Allstate Insurance Company’s (“AIC”) ratings.

In January 2014, A.M. Best affirmed our financial strength rating of A+ and the outlook for the rating remained stable. In April 2013, Moody’s affirmed our financial strength rating of A1 and the outlook for the rating was revised to stable from negative. In May 2013, S&P affirmed our financial strength rating of A+ and the outlook for the rating was revised to stable from negative. In the future, if our financial position is less than rating agency expectations including those related to capitalization at the parent company, AIC or ALIC, we could be exposed to a downgrade in our ratings which we do not view as being material to our business model or strategies.

We have an intercompany loan agreement with the Corporation. The amount of intercompany loans available to us is at the discretion of the Corporation. The maximum amount of loans the Corporation will have outstanding to all its eligible subsidiaries at any given point in time is limited to $1.00 billion. The Corporation may use commercial paper borrowings, bank lines of credit and securities lending to fund intercompany borrowings.

The NAIC has also developed a set of financial relationships or tests known as the Insurance Regulatory Information System to assist state regulators in monitoring the financial condition of insurance companies and identifying companies that require special attention or actions by insurance regulatory authorities. The NAIC analyzes financial data provided by insurance companies using prescribed ratios, each with defined “usual ranges”. Generally, regulators will begin to monitor an insurance company if its ratios fall outside the usual ranges for four or more of the ratios. If an insurance company has insufficient capital, regulators may act to reduce the amount of insurance it can issue. Our ratios are within these ranges.

Liquidity sources and uses Our potential sources of funds principally include the following.

•	Receipt of insurance premiums
•	Contractholder fund deposits
•	Reinsurance recoveries
•	Receipts of principal, interest and dividends on investments
•	Sales of investments
•	Funds from securities lending
•	Intercompany loans
•	Capital contributions from parent
•	Tax refunds/settlements

Our potential uses of funds principally include the following.

•	Payment of contract benefits, surrenders and withdrawals
•	Reinsurance cessions and payments
•	Operating costs and expenses
•	Purchase of investments
•	Repayment of securities lending
•	Payment or repayment of intercompany loans
•	Dividends to parent
•	Tax payments/settlements

Liquidity exposure A portion of our product portfolio, including fixed annuities and interest-sensitive life insurance, is subject to surrender and withdrawal at the discretion of contractholders. As of December 31, 2013, contractholder funds totaling $553.2 million were not subject to discretionary withdrawal, $1.45 billion were subject to discretionary withdrawal with adjustments, and $1.67 billion were subject to discretionary withdrawal without adjustments. Of the contractholder funds subject to discretionary withdrawal with adjustments, $846 million had a contractual surrender charge of less than 5% of the account balance.

Certain remote events and circumstances could constrain our or the Corporation’s liquidity. Those events and circumstances include, for example, a catastrophe resulting in extraordinary losses, a downgrade in the Corporation’s senior long-term debt rating of A3, A- and a- (from Moody’s, S&P and A.M. Best, respectively) to non-investment grade status of below Baa3/BBB-/bb, a downgrade in AIC’s financial strength rating from Aa3, AA- and A+ (from Moody’s, S&P and A.M. Best, respectively) to below Baa2/BBB/A-, or a downgrade in our financial strength ratings from A1, A+ and A+ (from Moody’s, S&P and A.M. Best, respectively) to below A3/A-/A-. The rating agencies also consider the interdependence of the Corporation’s individually rated entities; therefore, a rating change in one entity could potentially affect the ratings of other related entities.

Cash flows As reflected in our Statements of Cash Flows, lower cash provided by operating cash flows in 2013 compared to 2012 was primarily due to lower net investment income and income tax payments in 2013 compared to income tax refunds in 2012. Lower cash provided by operating cash flows in 2012 compared to 2011 was primarily due to lower premiums and lower net investment income.

Lower cash provided by investing activities in 2013 compared to 2012 was primarily due to lower financing needs to fund contractholder fund withdrawals. Higher cash provided by investing activities in 2012 compared to 2011 was primarily due to a net decrease in short-term investments.

Lower cash used in financing activities in 2013 compared 2012 was primarily due to lower surrenders and partial withdrawals on fixed annuities. Higher cash used in financing activities in 2012 compared 2011 was primarily due to higher surrenders and partial withdrawals on fixed annuities.

Contractual obligations and commitments Our contractual obligations as of December 31, 2013 and the payments due by period are shown in the following table.

($ in thousands)	Total	Less than 1 year	1-3 years	4-5 years	Over 5 years
Liabilities for collateral(1)	$62,610	$62,610	$—	$—	$—
Contractholder funds(2)	4,997,574	584,601	987,502	794,740	2,630,731
Reserve for life-contingent contract benefits(2)	7,450,218	139,565	284,160	296,277	6,730,216
Payable to affiliates, net	6,013	6,013	—	—	—
Other liabilities and accrued expenses(3)(4)	43,930	29,728	8,496	4,862	844

Total contractual cash obligations	$12,560,345	$822,517	$1,280,158	$1,095,879	$9,361,791

(1)

Liabilities for collateral are typically fully secured with cash or short-term investments. We manage our short-term liquidity position to ensure the availability of a sufficient amount of liquid assets to extinguish short-term liabilities as they come due in the normal course of business, including utilizing potential sources of liquidity as disclosed previously.

(2)

Contractholder funds represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life and fixed annuities, including immediate annuities without life contingencies. The reserve for life-contingent contract benefits relates primarily to traditional life insurance, immediate annuities with life contingencies and voluntary accident and health insurance. These amounts reflect the present value of estimated cash payments to be made to contractholders and policyholders. Certain of these contracts, such as immediate annuities without life contingencies, involve payment obligations where the amount and timing of the payment is essentially fixed and determinable. These amounts relate to (i) policies or contracts where we are currently making payments and will continue to do so and (ii) contracts where the timing of a portion or all of the payments has been determined by the contract. Other contracts, such as interest-sensitive life, fixed deferred annuities, traditional life insurance, immediate annuities with life contingencies and voluntary accident and health insurance, involve payment obligations where a portion or all of the amount and timing of future payments is uncertain. For these contracts, we are not currently making payments and will not make payments until (i) the occurrence of an insurable event such as death or illness or (ii) the occurrence of a payment triggering event such as the surrender or partial withdrawal on a policy or deposit contract, which is outside of our control. We have estimated the timing of payments related to these contracts based on historical experience and our expectation of future payment patterns. Uncertainties relating to these liabilities include mortality, morbidity, expenses, customer lapse and withdrawal activity, estimated additional deposits for interest-sensitive life contracts, and renewal premium for life policies, which may significantly impact both the timing and amount of future payments. Such cash outflows reflect adjustments for the estimated timing of mortality, retirement, and other appropriate factors, but are undiscounted with respect to interest. As a result, the sum of the cash outflows shown for all years in the table exceeds the corresponding liabilities of $3.67 billion for contractholder funds and $2.15 billion for reserve for life-contingent contract benefits as included in the Statements of Financial Position as of December 31, 2013. The liability amount in the Statements of Financial Position reflects the discounting for interest as well as adjustments for the timing of other factors as described above.

(3)	Other liabilities primarily include accrued expenses, claim payments and other checks outstanding.
(4)

Balance sheet liabilities not included in the table above include unearned and advance premiums of $1.1 million and gross deferred tax liabilities of $173.4 million. These items were excluded as they do not meet the definition of a contractual liability as we are not contractually obligated to pay these amounts to third parties. Rather, they represent an accounting mechanism that allows us to present our financial statements on an accrual basis. In addition, other liabilities of $794 thousand were not included in the table above because they did not represent a contractual obligation or the amount and timing of their eventual payment was sufficiently uncertain.

Our contractual commitments as of December 31, 2013 and the periods in which the commitments expire are shown in the following table.

($ in thousands)	Total	Less than 1 year	1-3 years	4-5 years	Over 5 years
Other commitments — conditional	$—	$—	$—	$—	$—
Other commitments — unconditional	198,162	—	15,161	2,101	180,900

Total commitments	$198,162	$—	$15,161	$2,101	$180,900

Contractual commitments represent investment commitments such as limited partnership interests and mortgage loans. Limited partnership interests are typically funded over the commitment period which is shorter than the contractual expiration date of the partnership and as a result, the actual timing of the funding may vary.

For a more detailed discussion of our off-balance sheet arrangements, see Note 7 of the financial statements.

REGULATION AND LEGAL PROCEEDINGS

We are subject to extensive regulation and we are involved in various legal and regulatory actions, all of which have an effect on specific aspects of our business. For a detailed discussion of the legal and regulatory actions in which we are involved, see Note 11 of the financial statements.

PENDING ACCOUNTING STANDARDS

There are several pending accounting standards that we have not implemented because the implementation date has not yet occurred. For a discussion of these pending standards, see Note 2 of the financial statements.

The effect of implementing certain accounting standards on our financial results and financial condition is often based in part on market conditions at the time of implementation of the standard and other factors we are unable to determine prior to implementation. For this reason, we are sometimes unable to estimate the effect of certain pending accounting standards until the relevant authoritative body finalizes these standards or until we implement them.

Item 11(i).	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Item 11(j).	Quantitative and Qualitative Disclosures About Market Risk

Information required for Item 11(j) is incorporated by reference to the material under the caption “Market Risk” in Item 11(h) of this report.

Item 11(k).	Directors, Executive Officers, Promoters and Control Persons.

Identification of Directors and Executive Officers

Directors are elected at each annual meeting of shareholders, for a term of one year. The biographies of each of the directors and executive officers below contain information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, and the experiences, qualifications, attributes or skills that caused the company management to determine that a director or executive officer should serve as such for Allstate Life of New York.

Marcia D. Alazraki, 72, has been a director since December 1993. She is a partner at the law firm Manatt, Phelps & Phillips, LLP and co-chair of the firm’s insurance practice group. Prior to joining this firm in 2003, Ms. Alazraki headed the insurance regulatory practices at Shea & Gould and then at Simpson Thacher & Bartlett.

For each of the last four years, Ms. Alazraki has been selected for inclusion in The Best Lawyers in America. She also currently holds director positions with Protective Life Insurance Company of New York and First Great-West Life & Annuity Insurance Company. Ms. Alazraki possesses a thorough understanding of insurance laws and regulations, including those governing the financing, acquisition and licensing of insurance companies, insurance product design, reinsurance transactions and market conduct and financial examination.

Don Civgin, 52, has been a director, President, Chief Executive Officer and Chairman of the Board since March 2012. Mr. Civgin is also a director, President and Chief Executive Officer of Allstate Life Insurance Company, and a director of Allstate Insurance Company, each a parent organization of Allstate Life of New York. Mr. Civgin joined Allstate in 2008 as Senior Vice President and Chief Financial Officer of The Allstate Corporation, charged with the responsibility of aligning Allstate’s finance and capital structures with its business strategies. Prior to Allstate, he was Executive Vice President and Chief Financial Officer of Office Max. He also served as Chief Financial Officer of General Binding Corporation and was Senior Vice President of Finance and Senior Vice President of Merchandise Operations at Montgomery Ward. Mr. Civgin has extensive experience leading finance and operations at several major corporations.

Michael S. Downing, 44, has been a Senior Vice President since October 2013. He is also a Senior Vice President of Allstate Life Insurance Company, a parent company of Allstate Life of New York. Mr. Downing is responsible for product development and oversight of the actuarial function. Prior to joining Allstate in 2008, Mr. Downing was a Senior Partner at Hewitt Associates in an actuarial consulting role. He is also a Fellow of the Society of Actuaries. Mr. Downing has extensive experience in product development and improving the financial performance of life insurance products and annuities.

Angela K. Fontana, 45, has been a director, Vice President, General Counsel and Secretary since November 2012. Ms. Fontana is also director, Vice President, General Counsel and Secretary of Allstate Life Insurance Company, a parent company of Allstate Life of New York. Since joining Allstate in 1995, Ms. Fontana has progressed through various positions. Ms. Fontana previously served as Chief Compliance Officer to Allstate Life of New York and Allstate Life Insurance Company. In addition, she has held positions supporting the Allstate Protection and Allstate Financial business units, as well as the Midwest Region. Ms. Fontana has a deep understanding of insurance business generally and has extensive experience in leading privacy, market conduct exams and working with state insurance regulators and legislators. In addition, Ms. Fontana has extensive knowledge regarding Allstate Life of New York’s business, including its products, agencies and customers.

Judith P. Greffin, 53, has been an Executive Vice President of Allstate Life of New York since April 2004. Ms. Greffin is also an Executive Vice President and the Chief Investment Officer of Allstate Life Insurance Company and Allstate Insurance Company, each a parent company of Allstate Life of New York, where she oversees Allstate’s $81 billion-plus investment portfolio. Since joining Allstate in 1990, Ms. Greffin has served in a series of key investment positions, including responsibility for Allstate’s fixed-income portfolio and the Portfolio Management Group. She began her financial career as an analyst with the Huntington National Bank, and served as a senior portfolio manager with Flagship Financial before joining Allstate. Ms. Greffin has also served on the Allstate Foundation Grant Committee.

Wilford J. Kavanaugh, 43, has been a director and Senior Vice President since December 2012. Mr. Kavanaugh is also the Chairman of the Board, Chief Executive Officer and Manager of Allstate Financial Services, LLC (“AFS, LLC”). Mr. Kavanaugh is responsible for life and retirement sales strategy, all broker-dealer operations, Exclusive Financial Specialist (EFS)/Financial Specialist (FS) recruiting and education, EFS/FS product strategy, and third party relationships. Prior to joining Allstate in 2012, Mr. Kavanaugh was Senior Vice President of Distribution Management at Securian Financial Group, where he led the sales, operations and growth strategies of the affiliated career system. He also held various leadership roles at Prudential Insurance Company and John Hancock Financial Services. Mr. Kavanaugh is a Certified Financial Planner and holds the CLU, ChFC and AEP designations. Mr. Kavanaugh also serves as a director with Allstate Life Insurance Company, which is a parent company of Allstate Life of New York. Mr. Kavanaugh has extensive experience in developing financial services sales and marketing strategies.

Jesse E. Merten, 39, has been a director since March 2012 and Senior Vice President and Chief Financial Officer since June 2012. Mr. Merten is also a director, Senior Vice President and Chief Financial Officer of Allstate Life Insurance Company, which is a parent company of Allstate Life of New York. In these positions, Mr. Merten is responsible for planning, analysis, financial reporting, capital management, expense consolidation, distribution and customer service finance. Prior to joining Allstate in 2011, Mr. Merten served as a senior manager at Pricewaterhouse Coopers, LLP before becoming a partner specializing in the Assurance practice with a particular focus on the insurance industry. He is a member of the American Institute of Public Accountants and the Milwaukee Art Museum’s finance committee. Mr. Merten has extensive experience in corporate and insurance company finance and accounting.

Harry R. Miller, 57, has been a Senior Vice President and Chief Risk Officer since April 2011. Mr. Miller is also a Senior Vice President and Chief Risk Officer of Allstate Life Insurance Company, which is a parent company of Allstate Life of New York. In these roles, he is responsible for establishing and monitoring a strong risk management program and embedding risk-and-return decision protocols into the business. Prior to joining Allstate, Miller served as Chief Risk Officer and interim head of investments and product development for American Life Insurance Company, formerly a division of American International Group. He is also a fellow of the Society of Actuaries. Mr. Miller has extensive experience with asset and liability management, financial and investment strategy, capital management, product development and risk management.

Samuel H. Pilch, 67, became a director in December 2010. Mr. Pilch is also a Senior Group Vice President and Controller of Allstate Life of New York. In addition, Mr. Pilch is a Senior Group Vice President and Controller of Allstate Life Insurance Company, Allstate Insurance Company, and The Allstate Corporation, each a parent company of Allstate Life of New York. In his roles, Mr. Pilch is responsible for all statutory and GAAP reporting, Property-Liability reserving and accounting standards and research. He is also responsible for the Specialty Operations division for Allstate, which includes discontinued Property Liability operations and Property Liability catastrophe reinsurance, guaranty funds and residual markets administration. Before joining Allstate in 1995, Mr. Pilch was Chief Operating Officer, Managed Care at the Travelers Insurance Company in Hartford, Connecticut, where he also held the positions of Financial Officer of Insurance Operations and Corporate Treasurer. Prior to Travelers, Mr. Pilch was an officer in Aetna Life & Casualty’s life insurance business, also in Hartford. Currently, Mr. Pilch serves as a director for Allstate Life Insurance Company. He is also a member of the Connecticut Society of CPAs. Mr. Pilch has a deep knowledge of the insurance industry as well as extensive experience with insurance company accounting.

John R. Raben, Jr., 68, has served as a director since 1988. Mr. Raben was a Managing Director of JP Morgan Chase from 2004 until his retirement in 2008, where he worked with the commercial and investment banking groups. Prior to that, he was also a Manager Director of Banc One Securities. Mr. Raben is active in his local organizations as Chairman of the Greenwich Republican Town Committee, Vice Chairman of the Greenwich Emergency Medical Service (GEMS) Board of Directors, and a member of the Coastal Resources Advisory Committee. In addition, Mr. Raben is a Treasurer and Board Member of both the Yellowstone Park Foundation and the Cornelia Rossi Foundation, each of which are charitable organizations. Mr. Raben has extensive experience in the financial services industry.

P. John Rugel, 44, has been a Senior Vice President since October 2013. Mr. Rugel is also a Senior Vice President of Allstate Life Insurance Company, which is a parent company of Allstate Life of New York. In this role, Mr. Rugel is responsible for leading the customer fulfillment, customer service, claims, licensing and contracting, annuity service, policy administration, life compliance, underwriting and risk management services areas. Prior to joining Allstate, Mr. Rugel served as head of brokerage underwriting at MetLife, as well as variety of senior leadership positions at American Insurance Group. Mr. Rugel has extensive experience in the life insurance industry, and especially in underwriting operations.

Phyllis Hill Slater, 69, has been a director since 2002. Ms. Slater is the founder and president of Hill Slater, Inc, a successful engineering and architectural support firm. Hill Slater Inc. specializes in construction management, inspection services, design drafting, and CAD services. Ms. Slater served as national president of the National Association of Women Business Owners from 1997 to 1998, and presently serves on many corporate and non-profit boards. Ms. Slater has deep knowledge of general business operations and corporate governance.

Involvement in Certain Legal Proceedings.

No directors or executive officers have been involved in any legal proceedings that are material to an evaluation of the ability or integrity of any director or executive officer of Allstate Life of New York.

Item 11(l).	Executive Compensation

Compensation Discussion and Analysis (“CD&A”)

Executive officers of Allstate Life of New York also serve as officers of other subsidiaries of The Allstate Corporation (“Allstate”) and receive no compensation directly from Allstate Life of New York. They are employees of an Allstate subsidiary. Allocations have been made for each named executive based on the amount of the named executive’s compensation allocated to Allstate Life of New York under the Amended and Restated Service and Expense Agreement among Allstate Insurance Company, Allstate, and certain affiliates, as amended effective January 1, 2009, to which Allstate Life of New York is a party (the “Service and Expense Agreement”). Those allocations are reflected in the Summary Compensation Table set forth below and in this disclosure, except where noted. The named executives may have received additional compensation for services rendered to other Allstate subsidiaries, and those amounts are not reported.

Named Executives

This CD&A describes the executive compensation program at Allstate and specifically describes total 2013 compensation for the following named executives of Allstate Life of New York:

•	Don Civgin—Chairman of the Board, President and Chief Executive Officer (CEO)

•	Jesse E. Merten—Senior Vice President and Chief Financial Officer (CFO)

•	Anurag Chandra—Former Executive Vice President(1)

•	Harry Miller—Senior Vice President and Chief Risk Officer

(1)

Mr. Chandra served as Executive Vice President through October 4, 2013, at which time Mr. Chandra assumed a non-executive position within Allstate. Mr. Chandra’s employment with Allstate terminated on March 31, 2014, in accordance with the Voluntary Separation Agreement and Release dated October 17, 2013 (Mr. Chandra’s “Separation Agreement”).

Elements of 2013 Executive Compensation Program Design

The following table lists the elements of target direct compensation for Allstate’s 2013 executive compensation program. The program uses a mix of fixed and variable compensation elements and provides alignment with both short- and long-term business goals through annual and long-term incentives. Allstate’s incentives are designed to drive overall corporate performance, specific business unit strategies, and individual performance using performance and operational measures that Allstate correlates to stockholder value, and these incentives align with Allstate’s strategic vision and operating priorities. The Compensation and Succession Committee (the “Committee”) of the Allstate Board of Directors establishes the performance measures and ranges of performance for the variable compensation elements for overall company incentive compensation awards. An individual’s participation in Allstate incentives is based on market-based compensation levels, leadership responsibilities, and experience.

	Element	Key Characteristics	Why Allstate Pays This Element	How Allstate Determines Amount

Fixed	Base salary	Fixed compensation component payable in cash. Reviewed annually and adjusted when appropriate.	Provide a base level of competitive cash compensation for executive talent.	Experience, job scope, market data, and individual performance.

Variable	Annual incentive awards	Variable compensation component payable in cash based on performance against annually established goals and assessment of individual performance.	Motivate and reward executives for performance on key strategic, operational, and financial measures during the year.

A corporate-wide funding pool is based on performance on three measures:

• Adjusted Operating   Income

• Total Premiums

• Net Investment   Income

Individual awards are based on job scope, market data, and individual performance.

	Restricted stock units	RSUs vest over four years; 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversary dates.	Align the interests of executives with long-term shareholder value and serve to retain executive talent.	Job scope, market data, and individual performance.
	Performance stock awards	PSAs vest on the third anniversary of the grant date.	Align the interests of senior executives with long-term stockholder value and serve to retain executive talent.

Target awards based on job scope, market data, and individual performance.

Earned awards based on Allstate performance on Annual Adjusted Operating Income Return on Equity with a requirement of positive Net Income for any payout above target.

	Stock options	Nonqualified stock options that expire in ten years and become exercisable over four years; 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversary dates.	Align the interests of executives with long-term stockholder value and serve to retain executive talent.	Job scope, market data, and individual performance.

Compensation Practices

Peer Benchmarking

Allstate monitors performance toward goals throughout the year and reviews executive compensation program design and executive pay levels annually. As part of that evaluation, Allstate considers available data regarding compensation paid to similarly-situated executives at companies against which it competes for executive talent. With respect to the compensation program for 2013, the Committee considered compensation data for the peer companies listed below for Mr. Civgin as well as compensation information from certain S&P 100 companies with fiscal 2012 revenue of between $15 billion and $60 billion with which Allstate competes for executive talent. The Committee reviews the composition of the peer group annually with the assistance of its compensation consultant, Compensation Advisory Partners. The following table reflects the peer group used for 2013 compensation benchmarking.

PEER INSURANCE COMPANIES(1)
Company Name	Revenue ($ in billions)	Market Cap ($ in billions)	Assets ($ in billions)	Premiums ($ in billions)	Property and Casualty Insurance Products	Life Insurance and Financial Products
ACE Ltd.	19.2	35.2	94.5	16.6	✓
AFLAC Inc.	23.9	30.7	121.3	20.1		✓
The Chubb Corporation	13.9	24.0	50.4	12.1	✓
The Hartford Financial Services Group, Inc.	26.2	16.4	277.9	15.4	✓	✓
Lincoln National Corporation	12.0	13.6	236.9	6.8		✓
Manulife Financial Corporation	16.0	34.3	454.2	16.0		✓
MetLife Inc.	68.2	60.5	885.3	47.1	✓	✓
The Progressive Corporation	18.2	16.2	24.4	17.1	✓
Prudential Financial, Inc.	41.5	42.7	731.8	31.7		✓
The Travelers Companies, Inc.	26.2	32.0	103.8	22.6	✓
Allstate	34.5	24.5	123.5	30.0	✓	✓
Allstate Ranking Relative to Peers: —Property and Casualty Insurance	2 of 7	4 of 7	3 of 7	2 of 7
—Life Insurance and Financial Products	3 of 7	5 of 7	6 of 7	3 of 7
—All Peer Insurance Companies	3 of 11	7 of 11	6 of 11	3 of 11

(1)	Information as of year end 2013.

With respect to the named executives other than Mr. Civgin, Allstate management considered compensation surveys that provided information on companies of broadly similar size and business mix as Allstate, as well as companies with a broader market context. The compensation surveys considered include the McLagan Insurance Sales & Marketing Survey, the Towers Watson Diversified Insurance Survey, the Towers Watson General Industry Study, and the Frederic W. Cook General Industry Study. The weight given to information obtained from these sources varied depending on the position being evaluated. The Towers Watson Diversified Insurance Survey includes insurance companies with assets greater than $125 billion. The Towers Watson General Industry Study includes companies with revenues greater than $20 billion.

Salary

The salary of Mr. Civgin is set by the Allstate Board of Directors based on the Committee’s recommendations, as was Mr. Chandra’s during his tenure as Executive Vice President of Allstate Life of New York. The salaries of the other named executives are set by Allstate management. In recommending executive base salary levels, Allstate uses the 50th percentile of its peer insurance companies as a guideline for Mr. Civgin and the 50th percentile of insurance and general industry data as a guideline for the other named executives, which enables Allstate to compete effectively for executive talent. Annual merit increases for the named executives are based on evaluations of their performance using the enterprise-wide merit increase budget as a guideline.

•	The average enterprise-wide merit and promotional increases are based on a combination of U.S. general and insurance industry market data and are set at levels intended to be competitive.

•

The base salaries for each named executive were reviewed in February of 2013. Mr. Civgin’s salary was not adjusted. Allstate established a new base salary for each other named executive based on individual performance and in line with the enterprise-wide merit increase.

Annual Cash Incentive Awards

In 2013 named executives could earn an annual cash incentive award based on Allstate’s achievement of performance measures during the year and assessments of individual performance.

For Mr. Civgin, the maximum award that could be earned was an amount equal to 15% of the 162(m) pool (but in no event greater than the $8.5 million maximum set forth in the Annual Executive Incentive Plan). The Committee retained complete discretion to pay less than this maximum amount. None of the named executive other than Mr. Civgin participate in the 162(m) Pool. For a description of how the 162(m) pool is calculated, see page 99.

Long-term Equity Incentive Awards

Allstate grants equity awards to executives based on scope of responsibility, consistent with Allstate’s philosophy that a significant amount of executive compensation should be in the form of equity and that a greater percentage of compensation should be tied to performance for executives who bear higher levels of responsibility for Allstate’s performance. Additionally, from time to time, equity awards are also granted to attract new executives. Allstate annually reviews the mix of equity incentives provided to the named executives. For Messrs. Civgin and Chandra, beginning with awards made in 2012, the mix of equity incentives changed to 50% performance stock awards and 50% stock options. Allstate believes stock options are a form of performance-based incentive compensation because they require stock price appreciation to deliver any value to an executive, while performance stock awards provide direct alignment with stockholder interests. Other employees eligible for equity incentive awards, including the named executives other than Messrs. Civgin and Chandra, had the choice of receiving the value of their February equity incentive awards in the following proportions between stock options and restricted stock units:

•	25% stock options and 75% restricted stock units;

•	50% stock options and 50% restricted stock units; or

•	75% stock options and 25% restricted stock units.

The elections are reflected in the Grants of Plan-Based Awards at Fiscal Year-End 2013 table.

Timing of Equity Awards and Grant Practices

Typically, the Committee approves grants of equity awards during a meeting in the first fiscal quarter. The timing allows the Committee to align awards with Allstate’s annual performance and business goals. Throughout the year, the Committee may grant equity incentive awards to newly hired or promoted Allstate executive officers.

The Committee approves grants of equity awards to Allstate executive officers. Under authority delegated by Allstate’s Board of Directors and the Committee, an equity award committee may grant to employees other than Allstate executive officers restricted stock units and stock options to newly hired and promoted executives and in recognition of outstanding achievements. At each regularly scheduled meeting the Committee reviews equity awards granted by the equity award committee. The grant date for awards to newly hired or promoted executives is fixed as the first business day of a month following the later of committee action or the date of hire or promotion.

Performance Measures for 2013

Annual Cash Incentive Awards

Since Allstate created a corporate funding pool for annual executive incentive awards in 2011, the Committee has not exercised discretion to increase the amount of the pool beyond the calculated amount. During the first quarter of the year, the Committee establishes the measures that determine the aggregate amount of funds in the pool available to be paid as awards for that year. The Committee used discretion to determine the amount of Mr. Civgin’s award paid from the pool. The amount of the award, if any, paid from the pool to each other named executive was determined by Allstate senior management. Awards are paid in the following year.

The total funding for 2013 annual incentive awards was calculated based on three measures: Adjusted Operating Income, Total Premiums, and Net Investment Income. All of these measures are defined on pages 118-120.

[1]

Percentages are based on compensation of eligible employees in each area of responsibility and 2013 results for each performance measure. For treatment of catastrophe losses in the funding calculation, see discussion of performance measures on pages 118-120.

The Committee set performance measure targets based on Allstate’s 2013 operating plan, after extensive review. Its decisions on threshold and maximum ranges were then informed by probability testing and operational performance scenarios.

In the event of a net loss, the corporate funding pool would have been reduced by 50% of actual performance for Mr. Civgin. For example, if performance measures ordinarily would fund the corporate pool at 60% and there was a net loss then the corporate pool would be funded at 30%. This mechanism would have prevented a misalignment between pay and performance in the event of a natural catastrophe or extreme financial market conditions.

Actual performance on the three performance measures determines the overall funding level of the corporate pool and the aggregate total award budget for eligible employees. Individual awards are based on individual performance in comparison to position-specific compensation targets and overall company performance. The sum of individual awards did not exceed the total corporate pool. (See statement regarding awards in chart on page 99.)

The ranges of performance and 2013 actual results for the three performance measure are shown in the following table.

2013 Annual Cash Incentive Award Performance Measures

Measure	Threshold	Target	Maximum	Actual Results
Adjusted Operating Income (in millions)	$1,500	$1,900	$2,300	$2,315
Total Premiums (in millions)	$29,600	$30,000	$30,400	$30,510
Net Investment Income (in millions)	$3,400	$3,600	$3,750	$3,941
Payout Percentages
CEO	50%*	100%	200%	200% payout
Other Named Executives	50%*	100%	250%	250% payout

*	Actual performance below threshold results in a 0% payout.

Performance Stock Awards

In 2013 Allstate granted Messrs, Civgin and Chandra performance stock awards (PSAs), tied to achievement of performance measures, that align compensation with stockholder interests.

In March 2012 and February 2013, Messrs. Civgin and Chandra were awarded a target number of PSAs. The PSAs have a three-year performance cycle. For the 2012-2014 and 2013-2015 performance cycles, the number of PSAs which become earned and vested at the end of each three-year performance cycle depends on Allstate’s annual adjusted operating income return on equity attained during each year of the performance cycle. Annual adjusted operating income return on equity measure (“Adjusted Operating Income ROE”) is defined on page 120. Adjusted Operating Income for PSAs includes a minimum or maximum amount of after-tax catastrophe losses if actual catastrophe losses are less than or exceed those amounts, respectively, which serves to decrease volatility and stabilize the measure by limiting the impact of catastrophe losses. The Committee selected Adjusted Operating Income ROE as the performance measure because it—

•	Measures performance in a way that is tracked and understood by investors.

•	Captures both income and balance sheet impacts, including capital management actions.

•	Provides a useful gauge of overall performance while limiting the effects of factors management cannot influence, such as extreme weather conditions.

•	Correlates to changes in long-term stockholder value.

For the 2012-2014 and 2013-2015 performance cycles, performance is measured in three separate one-year periods. The actual number of PSAs earned for each measurement period varies from 0% to 200% of that period’s target PSAs based on Adjusted Operating Income ROE for the performance cycle and measurement period.

The Committee required positive net income in order for the executives to earn PSAs based on Adjusted Operating Income ROE above target. If Allstate has a net loss in a measurement period, the number of PSAs earned would not exceed target, regardless of the Adjusted Operating Income ROE. This hurdle was included to prevent misalignment between Allstate reported net income and the PSAs earned based on the Adjusted Operating Income ROE result. This situation could occur if, for example, catastrophe losses or capital losses that are not included in Adjusted Operating Income ROE caused Allstate to report a net loss for the period.

At the end of each measurement period, the Committee certifies the level of Allstate’s Adjusted Operating Income ROE achievement, as well as the resulting number of PSAs earned by each named executive for that measurement period. The Committee does not have the discretion to adjust the performance achievement upward for any measurement period. PSAs earned will vest following the end of the three-year performance cycle, subject to continued employment (other than in the event of death, disability, retirement, or a qualifying termination following a change in control).

Adjusted Operating Income ROE is the measure used for PSAs. For a description of how this measure is calculated for each performance cycle, see page 120. The measurement periods and levels of Adjusted Operating Income ROE needed to earn the threshold, target, and maximum number of PSAs for the measurement period as well as actual results are set forth in the table below. The annually increasing performance goals are consistent with Allstate’s return objectives and recognize the inherent earnings volatility of Allstate’s business.

Performance Stock Awards Ranges of Performance

Annual Adjusted Operating Income Return on Equity	Threshold	Target	Maximum	Actual Results
2012-2014 PSA Performance Cycle
Measurement Period 2012	4.0%	10.0%	11.5%	12.3%
Measurement Period 2013	4.5%	10.5%	12.25%	13.1%
Measurement Period 2014	5.0%	11.0%	13.0%	To be determined in 2015
2013-2015 PSA Performance Cycle
Measurement Period 2013	6.0%	11.0%	12.5%	13.4%
Measurement Period 2014	6.0%	12.0%	13.5%	To be determined in 2015
Measurement Period 2015	6.0%	13.0%	14.5%	To be determined in 2016
Payout	0%	100%	200%

		Subject to positive net income hurdle

The following table shows the target number of PSAs granted to Messrs. Civgin, Merten, Chandra, and Miller for the 2013-2015 and 2012-2014 performance cycles, the target number of PSAs for the 2013 and 2012 measurement periods, and the number of PSAs earned based on achievement of the performance measure.

2012-2014 Performance Cycle

		2012 Measurement Period			2013 Measurement Period			2014 Measurement Period
Named Executive	Target Number of PSAs for 2012-2014 Performance Cycle	Target Number of PSAs	Actual Result	Number of PSAs Earned	Target Number of PSAs	Actual Result	Number of PSAs Earned	Target Number of PSAs	Actual Result	Number of PSAs Earned
Mr. Civgin	1,440	480	Maximum	960	480	Maximum	960	To be determined in 2015.
Mr. Merten	N/A
Mr. Chandra	944	314	Maximum	628	315	Maximum	630	To be determined in 2015.
Mr. Miller	N/A

2013-2015 Performance Cycle

		2013 Measurement Period			2014 Measurement Period			2015 Measurement Period
Named Executive	Target Number of PSAs for 2013-2015 Performance Cycle	Target Number of PSAs	Actual Result	Number of PSAs Earned	Target Number of PSAs	Actual Result	Number of PSAs Earned	Target Number of PSAs	Actual Result	Number of PSAs Earned
Mr. Civgin	1,082	360	Maximum	720	To be determined in 2015.			To be determined in 2016.
Mr. Merten	N/A
Mr. Chandra	694	231	Maximum	462	To be determined in 2015.			To be determined in 2016.
Mr. Miller	N/A

Other Elements of Compensation

To remain competitive with other employers and to attract, retain, and motivate highly talented executives and other employees, Allstate offers the benefits listed in the following table.

Benefit or Perquisite	Named Executives	Other Officers and Certain Managers	All Full-time and Regular Part-time Employees
401(k)(1) and defined benefit pension	•	•	•
Supplemental retirement benefit	•	•
Health and welfare benefits(2)	•	•	•
Supplemental long term disability	•	•
Deferred compensation	•	•
Tax preparation and financial planning services	•	•(3)
Mobile devices, ground transportation, and personal use of aircraft(4)	•	•

(1)	Allstate contributed $.56 for every dollar of basic pre-tax deposits made in 2013 (up to 5% of eligible pay).
(2)	Including medical, dental, vision, life, accidental death and dismemberment, long-term disability, and group legal insurance.

(3)	All officers are eligible for tax preparation services. Financial planning services were provided only to Messrs. Civgin and Chandra.
(4)

Ground transportation is available to Mr. Civgin and, during his tenure as Executive Vice President, Mr. Chandra. In limited circumstances approved by Allstate’s CEO, Messrs. Civgin and Chandra were permitted to use Allstate’s corporate aircraft for personal purposes. Messrs. Civgin and Chandra did not use the corporate aircraft for personal purposes in 2013. Mobile devices are available to Allstate’s senior executives, other officers, and certain managers, and employees depending on their job responsibilities.

Retirement Benefits

Each named executive participates in two different defined benefit pension plans. The Allstate Retirement Plan (ARP) is a tax qualified defined benefit pension plan available to all of Allstate’s regular full-time and regular part-time employees who meet certain age and service requirements. The ARP provides an assured retirement income based on an employee’s level of compensation and length of service at no cost to the employee. As the ARP is a tax qualified plan, federal tax law limits (1) the amount of an individual’s compensation that can be used to calculate plan benefits and (2) the total amount of benefits payable to a plan participant on an annual basis. For certain employees, these limits may result in a lower benefit under the ARP than would have been payable otherwise. Therefore, the Supplemental Retirement Income Plan (SRIP) is used to provide ARP-eligible employees whose compensation or benefit amount exceeds the federal limits with an additional defined benefit in an amount equal to what would have been payable under the ARP if the federal limits did not exist.

Change-in-Control and Post-Termination Benefits

Consistent with Allstate’s compensation objectives, Allstate offers these benefits to attract, motivate, and retain executives. A change-in-control of Allstate could have a disruptive impact on both Allstate and its executives. Change-in-control benefits and post-termination benefits are designed to mitigate that impact and to maintain alignment between the interests of Allstate’s executives and Allstate stockholders.

Mr. Civgin is a participant in Allstate’s change-in-control severance plan (CIC Plan). The other named executives are not participants in the CIC Plan and are not party to change-in-control agreements.

The change-in-control and post-termination arrangements which are described in the Potential Payments as a Result of Termination or Change-in-Control section are not provided exclusively to the named executives. A larger group of management employees is eligible to receive many of the post-termination benefits described in that section.

Equity Ownership Guidelines

Stock ownership guidelines were instituted in 1996 that require each of the named executives to own Allstate common stock worth a multiple of base salary to link management’s and stockholders’ interests. The guidelines provide that an executive must hold 75% of net after-tax shares received as a result of equity compensation awards until his or her salary multiple guideline is met. The chart below shows the salary multiple guidelines and the equity holdings that count towards the requirement.

Name	Guideline	Status
Mr. Civgin	3x salary	✓ Meets guideline
Mr. Merten	2x salary	Must hold 75% of net after-tax shares until guideline is met
Mr. Chandra	2x salary	Must hold 75% of net after-tax shares until guideline is met(1)
Mr. Miller	2x salary	✓ Meets guideline

(1)	Mr. Chandra was subject to stock ownership guidelines through October 4, 2013.

What Counts Toward the Guideline	What Does Not Count Toward the Guideline
• Allstate shares owned personally •Shares held in the Allstate 401(k) Savings Plan • Restricted stock units	• Unexercised stock options • Performance stock awards

Allstate also has a policy on insider trading that prohibits all officers, directors, and employees from engaging in transactions in securities issued by Allstate or any of its subsidiaries that might be considered speculative or hedging, such as selling short or buying or selling options.

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation of the named executives for all services rendered to Allstate Life of New York for the last three fiscal years, allocated to Allstate Life of New York in a manner consistent with the allocation of compensation under the Service and Expense Agreement.

SUMMARY COMPENSATION TABLE

Name and Principal Position(1)	Year	Salary ($)	Bonus ($)		Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Change In Pension Value And Nonqualified Deferred Compensation Earnings ($)(4)		All Other Compensation ($)(5)	Total ($)
Don Civgin
(Chairman of the Board and Chief Executive Officer)	2013	32,900	—		49,350	49,352	94,000	3,263	(7)	1,311	230,176
	2012	28,980	—		39,897	39,899	84,000	2,040		1,189	196,005
Jesse E. Merten
(Senior Vice President	2013	24,574	—		11,129	11,120	60,200	1,408	(8)	1,663	110,094
and Chief Financial Officer)	2012	15,615	—		7,038	7,057	19,476	0		2,858	52,044
Anurag Chandra
(Former Executive Vice	2013	30,875	26,390		31,653	31,637	0	1,999	(9)	3,109	125,663
President)	2012	41,966	11,375	(6)	40,951	40,948	81,900	2,402		2,436	210,603
	2011	33,231	10,000	(6)	25,202	46,798	30,000	0		2,556	147,787
Harry R. Miller
(Senior Vice President and	2013	30,944			21,072	7,026	47,300	1,881	(10)	2,246	110,469
Chief Risk Officer)

(1)	Messrs. Civgin and Merten were not named executives for 2011. Mr. Miller was not a named executive for 2011 or 2012.
(2)

The aggregate grant date fair value of PSAs granted in 2013 and 2012 and restricted stock units awards granted in 2012 and 2011 are computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 718 (ASC 718). The fair value of PSAs and RSUs is based on the final closing price of Allstate’s stock as of the grant date, which in part reflects the payment of expected future dividends. (See note 19 to Allstate’s audited financial statements for 2013.) This amount reflects an accounting expense and does not correspond to actual value that will be realized by the named executives. The value of PSAs is based on the probable satisfaction of the performance conditions. The number of PSAs granted in 2013 to each named executive is provided in the Grants of Plan-Based Awards table. The value of the PSAs granted in 2013 at grant date share price if maximum corporate performance were to be achieved is as follows: Mr. Civgin $98,699 and Mr. Chandra $63,266.

(3)

The aggregate grant date fair value of option awards computed in accordance with FASB ASC 718. The fair value of each option award is estimated on the grant date using a binomial lattice model and the assumptions (See note 19 to Allstate’s audited financial statements for 2013) as set forth in the following table:

	2013	2012	2011
Weighted average expected term	8.2 years	9.0 years	7.9 years
Expected volatility	19.1 - 48.1%	20.2 - 53.9%	22.1 - 53.9%
Weighted average volatility	31.0%	34.6%	35.1%
Expected dividends	1.9 -2.2%	2.2 -3.0%	2.5 -3.7%
Weighted average expected dividends	2.2%	2.8%	2.7%
Risk-free rate	0.0 -2.9%	0.0 -2.2%	0.0 -3.5%

This amount reflects an accounting expense and does not correspond to actual value that will be realized by the named executives. The number of options granted in 2013 to each named executive is provided in the Grants of Plan-Based Awards table.
(4)

Amounts reflect the aggregate increase in actuarial value of the pension benefits as set forth in the Pension Benefits table, accrued during 2013, 2012, and 2011. These are benefits under the Allstate Retirement Plan (ARP) and the Supplemental Retirement Income Plan (SRIP). Non-qualified deferred compensation earnings are not reflected since Allstate’s Deferred Compensation Plan does not provide above-market earnings. The pension plan measurement date is December 31. (See note 18 to Allstate’s audited financial statements for 2013.) Beginning in 2014, all eligible employees will earn future pension benefits under a new cash balance formula only.

(5)	The All Other Compensation for 2013—Supplemental Table provides details regarding the amounts for 2013 for this column.
(6)

Pursuant to the terms of his Separation Agreement, Mr. Chandra received a cash payment in 2014 in lieu of any cash incentive award for which Mr. Chandra otherwise might have been eligible under the Allstate annual incentive plan. Mr. Chandra received a sign-on bonus, of which $10,000 was paid in 2011 and $11,375 was paid in 2012. Mr. Chandra’s start date was January 31, 2011.

(7)	Reflects the increase in the actuarial value of the benefits provided to Mr. Civgin under the ARP and SRIP of $256 and $3,007 respectively.
(8)

Reflects the increase in the actuarial value of the benefits provided to Mr. Merten under the ARP and SRIP of $575 and $833 respectively. As of December 31, 2013, Mr. Merten was not vested in the ARP or SRIP.

(9)

Reflects the increase in the actuarial value of the benefits provided to Mr. Chandra under the ARP and SRIP of $328 and $1,671 respectively. As of December 31, 2013, Mr. Chandra was not vested in the ARP or SRIP.

(10)

Reflects the increase in the actuarial value of the benefits provided to Mr. Miller under the ARP and SRIP of $596 and $1,285 respectively. As of December 31, 2013, Mr. Miller was not vested in the ARP or SRIP.

ALL OTHER COMPENSATION FOR 2013—SUPPLEMENTAL TABLE

(In dollars)

The following table describes the incremental cost of other benefits provided in 2013 that are included in the “All Other Compensation” column.

ALL OTHER COMPENSATION FOR 2013—SUPPLEMENTAL TABLE

Name	401(k) Match(1)	Other(2)	Total All Other Compensation
Mr. Civgin	336	976	1,312
Mr. Merten	614	1,049	1,663
Mr. Chandra	464	2,645	3,109
Mr. Miller	614	1,632	2,246

(1)

Each of the named executives participated in Allstate’s 401(k) plan during 2013. The amount shown is the amount allocated to their accounts as employer matching contributions. Messrs. Chandra, Miller, and Merten will not be vested in the employer matching contribution until they have completed three years of vesting service.

(2)

“Other” consists of premiums for group life insurance and personal benefits and perquisites consisting of tax preparation services, financial planning, ground transportation, and supplemental long-term disability coverage. We provide supplemental long-term disability coverage to all regular full- and part-time employees who participate in the long-term disability plan and whose annual earnings exceed the level which produces the maximum monthly benefit provided by the long-term disability plan. This coverage is self-insured (funded and paid for by Allstate when obligations are incurred). No obligations for the named executives were incurred in 2013, and therefore, no incremental cost is reflected in the table. In limited circumstances approved by Allstate’s CEO, Messrs. Civgin and Chandra were permitted to use Allstate’s corporate aircraft for personal purposes. Messrs. Civgin and Chandra did not use the corporate aircraft for personal purposes in 2013.

GRANTS OF PLAN-BASED AWARDS AT FISCAL YEAR-END 2013 (1)

The following table provides information about non-equity incentive plan awards and equity awards granted to the named executives during fiscal year 2013 to the extent the expense was allocated to Allstate Life of New York under the Service and Expense Agreement.

Name	Grant Date	Plan Name	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Shr)(4)	Grant Date Fair Value ($)(5)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)				Stock Awards	Option Awards
Mr. Civgin	—	Annual cash incentive	20,563	41,125	256,550
	2/12/2013	Performance stock awards				0	1,082	2,164				49,350
	2/12/2013	Stock options								4,123	45.61		49,352
Mr. Merten	—	Annual cash incentive	6,144	12,287	30,718
	2/12/2013	Restricted Stock Units							244			11,129
	2/12/2013	Stock options								929	45.61		11,120
Mr. Chandra	—	Annual cash incentive	10,078	20,157	50,391
	2/12/2013	Performance stock awards(6)				0	694	1,388				31,653
	2/12/2013	Stock options(7)								2,643	45.61		31,637
Mr. Miller	—	Annual cash incentive	7,736	15,472	38,681
	2/12/2013	Restricted Stock Units							462			21,072
	2/12/2013	Stock options								587	45.61		7,026

(1)	Awards under the annual incentive plans and the 2013 Equity Incentive Plan.
(2)

The amounts in these columns consist of the threshold, target, and maximum annual cash incentive awards for the named executives. The threshold amount for each named executive is 50% of target, as the minimum amount payable if the threshold performance is achieved. If the threshold is not achieved, the payment to named executives would be zero. The target amount is based upon achievement of the performance measures listed under the Annual Cash Incentive Awards caption on page 99. The maximum amount payable to Mr. Civgin is an amount equal to 15% of an award pool under the Annual Executive Incentive Plan (but in no event greater than the stockholder approved maximum of $8.5 million under such plan). The award pool is equal to 1.0% of Adjusted Operating Income. None of the other named executives participate in the adjusted underlying operating income pool. Adjusted Operating Income is defined on page 119.

(3)

The amounts shown in these columns reflect the threshold, target, and maximum performance stock awards for the named executives who were awarded PSAs. The threshold amount is 0% payout. The target and maximum amounts are based upon achievement of the performance measures listed under the Performance Stock Awards caption on page 96.

(4)

The exercise price of each option is equal to the fair market value of Allstate’s common stock on the grant date. Fair market value is equal to the closing sale price on the grant date or, if there was no such sale on the grant date, then on the last previous day on which there was a sale.

(5)

The aggregate grant date fair value of the February 12, 2013, performance share awards and restricted stock units was $45.61 and the stock option awards was $11.97, computed in accordance with FASB ASC 718. The aggregate grant date fair value of the January 2, 2013, restricted stock units was $41.16 and the stock option awards was $11.87, computed in accordance with FASB ASC 718. The assumptions used in the valuation are discussed in footnotes 2 and 3 to the Summary Compensation Table on page 104.

(6)	Any PSAs awarded to Mr. Chandra were forfeited on March 31, 2014, upon the termination of his employment.
(7)	Mr. Chandra’s unvested options were forfeited on March 31, 2014, upon the termination of his employment.

Stock options

Stock options represent an opportunity to buy shares of Allstate’s stock at a fixed exercise price at a future date. Allstate uses them to align the interests of Allstate’s executives with long-term stockholder value, as the stock price must appreciate from the grant date for the executives to profit. Under Allstate’s stockholder-approved equity incentive plan, the exercise price cannot be less than the fair market value of a share on the grant date. Stock option repricing is not permitted. In other words, without an event such as a stock split, if the Committee cancels an award and substitutes a new award, the exercise price of the new award cannot be less than the exercise price of the cancelled award. All stock option awards have been made in the form of nonqualified stock options. The options granted to the named executives in 2013 become exercisable over four years: 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversary dates, and expire in ten years, except in certain change-in-control situations or under other special circumstances approved by the Committee.

Performance stock awards

Performance stock awards (PSAs) represent Allstate’s promise to transfer shares of common stock in the future if certain performance measures are met. Each PSA represents Allstate’s promise to transfer one fully vested share in the future for each PSA that vests. PSAs earned will vest following the end of the three-year performance cycle, subject to continued employment (other than in the event of death, disability, retirement, or a qualifying termination following a change-in-control). Vested PSAs will be converted into shares of Allstate common stock and dividend equivalents accrued on these shares will be paid in cash. No dividend equivalents will be paid prior to vesting. Performance stock awards were granted to Messrs. Civgin and Chandra.

Restricted stock units

Messrs. Merten and Miller received awards of restricted stock units in 2013. Each restricted stock unit represents Allstate’s promise to transfer one fully vested share of stock in the future if and when the restrictions expire (when the unit “vests”). Because restricted stock units are based on and payable in stock, they reinforce the alignment of interests of Allstate’s executives and Allstate’s stockholders. In addition, restricted stock units provide a retention incentive because they have a real, current value that is forfeited in most circumstances if an executive terminates employment before the restricted stock units vest. Under the terms of the restricted stock unit awards, the executives have only the rights of general unsecured creditors of Allstate and no rights as stockholders until delivery of the underlying shares. The restricted stock units granted to Messrs. Merten and Miller in 2013 vest over four years: 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversary dates, except in certain change-in-control situations or under other special circumstances approved by the Committee. The restricted stock units granted to Messrs. Merten and Miller in 2013 include the right to receive previously accrued dividend equivalents when the underlying restricted stock unit vests.

Outstanding Equity Awards at Fiscal Year-End 2013

The following table summarizes the outstanding equity awards of the named executives as of December 31, 2013, allocated in a manner consistent with the allocation of compensation expenses to Allstate Life of New York under the Service and Expense Agreement for 2013. The percentage of each equity award actually allocated to Allstate Life of New York has varied over the years during which these awards were granted depending on the extent of services rendered by such executive to Allstate Life of New York and the arrangements in place at the time of such equity awards between Allstate Life of New York and the executive’s Allstate-affiliated employer. Because the aggregate amount of such equity awards attributable to services rendered to Allstate Life of New York by each named executive cannot be calculated without unreasonable effort, the allocated amount of each equity award provided for each named executive in the following table is the amount determined by multiplying each named executive’s equity award for services rendered to Allstate and all of its affiliates by the percentage used for allocating such named executive’s compensation to Allstate Life of New York in 2013 under the Service and Expense Agreement.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2013

	Option Awards(1)					Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable(3)	Option Exercise Price	Option Expiration Date	Stock Award Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that Have Not Vested (#)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that Have Not Vested ($)(5)
Mr. Civigin	Sep. 08, 2008	3,055		$46.48	Sep. 08. 2018
	Feb. 22, 2010	3,946	1,315	$31.41	Feb. 22, 2020	Feb. 22, 2010	223	$12,162
	Feb. 22, 2011	2,711	2,711	$31.74	Feb. 22, 2021	Feb. 22, 2011	441	$24,052
	Feb. 21, 2012	0	5,150	$31.56	Feb. 21, 2022	Mar. 06, 2012	1,920	$104,717	480	26,179
	Feb. 12, 2013	0	4,123	$45.61	Feb. 12, 2023	Feb. 12, 2013	721	$39,323	721	39,323
										Aggregate Market Value
										245,756
Mr. Merten	Feb. 21, 2012	0	1,227	$31.56	Feb. 21, 2022	Feb. 21, 2012	337	$18,380
	Feb. 12, 2013	0	929	$45.61	Feb. 12, 2023	Feb. 12, 2013	244	$13,308
										Aggregate Market Value
										31,688
Mr. Chandra	Feb. 22, 2011	1,335	1,985	$31.74	Feb. 22, 2021	Feb. 22, 2011	323	$17,616
	Feb. 21, 2012	0	3,374	$31.56	Feb. 21, 2022	Mar. 06, 2012	1,258	$68,611	315	17,180
	Feb. 12, 2013	0	2,643	$45.61	Feb. 12, 2023	Feb. 12, 2013	462	$25,197	462	25,197
										Aggregate Market Value
										153,801
Mr. Miller	May 02, 2011	212	213	$33.88	May 02, 2021	May 02, 2011	190	$10,363
	Feb. 21, 2012	0	759	$31.56	Feb. 21, 2022	Feb. 21, 2012	625	$34,088
	Feb. 12, 2013	0	587	$45.61	Feb. 12, 2023	Feb. 12, 2013	462	$25,197
										Aggregate Market Value
										69,648

(1)

The options granted in 2013, 2012, 2011, and 2010 vest over four years: 50% on the second anniversary date and 25% on each of the third and fourth anniversary dates. The other options vest in four installments of 25% on each of the first four anniversaries of the grant date. The exercise price of each option is equal to the fair market value of Allstate’s common stock on the grant date. For options granted in 2008 and thereafter, fair market value is equal to the closing sale price on the grant date. In each case, if there was no sale on the grant date, fair market value is calculated as of the last previous day on which there was a sale.

(2)

The aggregate value and aggregate number of exercisable in-the-money options as of December 31, 2013, for each of the named executives is as follows: Mr. Civgin $177,705 (9,712 aggregate number exercisable), Mr. Merten $0 (0 aggregate number exercisable), Mr. Chandra $30,438 (1,335 aggregate number exercisable), and Mr. Miller $4,380 (212 aggregate number exercisable).

(3)

The aggregate value and aggregate number of unexercisable in-the-money options as of December 31, 2013, for each of the named executives is as follows: Mr. Civgin $247,392 (13,299 aggregate number unexercisable), Mr. Merten $36,492 (2,156 aggregate number unexercisable), Mr. Chandra $146,395 (8,002 aggregate number unexercisable), and Mr. Miller $27,084 (1,559 aggregate number unexercisable). Those of Mr. Chandra’s options that remained unvested as of March 31, 2014, were forfeited upon the termination of his employment.

(4)

The restricted stock unit awards granted in 2013, 2012, 2011, and 2010 vest over four years: 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversary dates. The other restricted stock unit awards vest in one installment on the fourth anniversary of the grant date.

(5)	Amount is based on the closing price of Allstate’s common stock of $54.54 on December 31, 2013.
(6)	The performance stock awards granted in 2013 and 2012 vest in one installment on the third anniversary of the grant date.

Option Exercises and Stock Vested at Fiscal Year-End 2013

The following table summarizes the options exercised by the named executives during 2013 and the restricted stock unit awards that vested during 2013, allocated in a manner consistent with the allocation of compensation expenses to Allstate Life of New York under the Service and Expense Agreement for 2013.

OPTION EXERCISES AND STOCK VESTED AT FISCAL YEAR-END 2013

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Mr. Civgin	9,471	307,449	2,331	106,771
Mr. Merten	0	0	0	0
Mr. Chandra	650	14,957	323	14,988
Mr. Miller	0	0	190	9,211

Retirement Benefits

The following table provides information about the pension plans in which the named executives participate. Each of the named executive participates in the Allstate Retirement Plan (ARP) and the Supplemental Retirement Income Plan (SRIP). Pension expense for each named executive under these plans has been accrued annually over the course of the executive’s career with Allstate. The aggregate amount of the annual accrual specifically allocated to Allstate Life of New York over that period of time has varied depending on the extent of services rendered by such executive to Allstate Life of New York and the arrangements in place at the time of accrual between Allstate Life of New York and the executive’s Allstate affiliated employer. Because the aggregate amount of such annual accruals earned prior to 2013 attributable to services rendered to Allstate Life of New York by each named executive cannot be calculated without unreasonable effort, the present value of accumulated benefit provided for each named executive in the following table is the amount determined by multiplying the present value of such named executive’s accumulated pension benefit for services rendered to Allstate and all of its affiliates over the course of such named executive’s career with Allstate by the percentage used for allocating such named executive’s compensation to Allstate Life of New York under the Service and Expense Agreement in 2013.

PENSION BENEFITS

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit(1)(2) ($)	Payments During Last Fiscal Year ($)
Mr. Civgin	Allstate Retirement Plan	5.3	1,278	0
	Supplemental Retirement Income Plan	5.3	6,926	0
Mr. Merten	Allstate Retirement Plan	2.0	575	0
	Supplemental Retirement Income Plan	2.0	833	0
Mr. Chandra	Allstate Retirement Plan	3.0	844	0
	Supplemental Retirement Income Plan	3.0	2,870	0
Mr. Miller	Allstate Retirement Plan	2.75	669	0
	Supplemental Retirement Income Plan	2.75	1,831	0

(1)

These amounts are estimates and do not necessarily reflect the actual amounts that will be paid to the named executives, which will be known only at the time they become eligible for payment. The present value of the accumulated benefit was determined using the same measurement date (December 31, 2013) and material assumptions that we use for year-end financial reporting purposes, except that we made no assumptions for early termination, disability, or pre-retirement mortality. Other assumptions include the following:

•	Retirement at the normal retirement age as defined in the plans (age 65).

•	Discount rate of 5.00%.

•	For final average pay formula, 80% paid as a lump sum and 20% paid as an annuity; for cash balance formula, 100% paid as a lump sum.

•	Lump-sum/annuity conversion segmented interest rates of 4.00% for the first five years, 5.75% for the next 15 years, and 6.50% for all years after 20.

•	2014 combined the static Pension Protection Act funding mortality table with a blend of 50% males and 50% females.

•	Post-retirement mortality for annuitants using the 2014 Internal Revenue Service mandated annuitant table.

See note 18 to Allstate’s audited financial statements for 2013 for additional information.

(2)

The following table shows the lump sum present value of the non-qualified pension benefits for each named executive earned through December 31, 2013, if the named executives’ employment terminated on that date.

LUMP SUM PRESENT VALUE OF NON-QUALIFIED PENSION BENEFITS
Name	Plan Name	Lump Sum Amount ($)
Mr. Civgin	SRIP	7,133
Mr. Merten	SRIP	885
Mr. Chandra	SRIP	3,074
Mr. Miller	SRIP	1,865

The amount shown is based on the lump sum methodology used by the Allstate pension plans in 2014, as required under the Pension Protection Act. Specifically, the interest rate for 2014 is based on 100% of the average corporate bond segmented yield curve from August of the prior year. The mortality table for 2014 is the 2014 combined static Pension Protection Act funding mortality table with a blend of 50% males and 50% females, as required under the Internal Revenue Code.
(3)	As of December 31, 2013, Messrs. Chandra, Merten, and Miller were not vested in the Allstate Retirement Plan or the Supplemental Retirement Plan.

The benefits and value of benefits shown in the Pension Benefits table are based on the following material factors:

Allstate Retirement Plan (ARP)

Contributions to the ARP are made entirely by Allstate and are paid into a trust fund from which benefits are paid. Before January 1, 2014, ARP participants earned benefits under one of two formulas (final average pay or cash balance) based on their date of hire or their choice at the time Allstate introduced the cash balance formula. In order to better align our pension benefits with market practices, provide future pension benefits more equitably to Allstate employees, and reduce costs, final average pay benefits were frozen as of December 31, 2013. Beginning on January 1, 2014, all eligible participants earn benefits under a new cash balance formula only. None of the named executives earned have earned benefits under the final average pay formula.

Cash Balance Formula

All named executives earned benefits under the cash balance formula. Under this formula, participants receive pay credits while employed at Allstate, based on a percentage of eligible annual compensation and years of service, plus interest credits. Pay credits are allocated to a hypothetical account in an amount equal to 0% to 7% of eligible annual compensation, depending on years of vesting service. Interest credits are allocated to the hypothetical account based on the interest crediting rate in effect for that plan year as published by the Internal Revenue Service. The interest crediting rate is set annually and is currently based on the average yield for 30-year U.S. Treasury securities for August of the prior year.

Supplemental Retirement Income Plan (SRIP)

SRIP benefits are generally determined using a two-step process: (1) determine the amount that would be payable under the ARP formula(s) specified above if Internal Revenue Code limits did not apply, then (2) reduce the amount described in (1) by the amount actually payable under the applicable ARP formula(s). The normal retirement date under the SRIP is age 65. If eligible for early retirement under the ARP, the employee also is eligible for early retirement under the SRIP. SRIP benefits are not funded and are paid out of Allstate’s general assets.

Credited Service; Other Aspects of the Pension Plans

No additional service credit beyond service with Allstate or its predecessors is granted under the ARP or the SRIP to any named executive.

Under both the ARP and SRIP, eligible compensation consists of salary, annual cash incentive awards, and certain other forms of compensation, but does not include long-term cash incentive awards or income related to equity awards. Compensation used to determine benefits under the ARP is limited in accordance with the Internal Revenue Code. For final average pay benefits, average annual compensation is the average compensation of the five highest consecutive calendar years within the last ten consecutive calendar years through 2013.

Payment options under the ARP include a lump sum, straight life annuity, and various survivor annuity options. The lump sum payment under the cash balance benefit is generally equal to a participant’s cash balance account balance. Payments from the SRIP are paid in the form of a lump sum using the same interest rate and mortality assumptions used under the ARP.

Timing of Payments

Participants whose benefits are calculated under the cash balance formula are vested in the normal ARP and SRIP retirement benefits on the earlier of the completion of three years of service or upon reaching age 65.

A participant earning cash balance benefits who terminates employment with at least three years of vesting service is entitled to a lump sum benefit equal to his or her cash balance account balance.

The following SRIP payment dates assume a retirement or termination date of December 31, 2013:

•	Mr. Civgin’s SRIP benefit would be paid on January 1, 2017, or following death.

•	Mr. Merten’s SRIP benefit is not currently vested, but would become payable following death.

•	Mr. Chandra’s SRIP benefit is not currently vested, but would become payable following death.

•	Mr. Miller’s SRIP benefit is not currently vested, but would become payable following death.

Non-Qualified Deferred Compensation

The following table summarizes the non-qualified deferred compensation contributions, earnings, and account balances of the named executives in 2013. All amounts relate to The Allstate Corporation Deferred Compensation Plan.

The aggregate amount of the annual accrual specifically allocated to Allstate Life of New York over each named executive’s career with Allstate has varied depending on the extent of services rendered by such executive to Allstate Life of New York and the arrangements in place at the time of accrual between Allstate Life of

New York and the executive’s Allstate affiliated employer. Because the aggregate earnings and balance attributable to services rendered to Allstate Life of New York by each named executive cannot be calculated without unreasonable effort, the aggregate earnings and aggregate balance provided for each named executive in the following table is the amount determined by multiplying the value of such named executive’s non-qualified deferred compensation benefit for services rendered to Allstate and all of its affiliates over the course of such named executive’s career with Allstate by the percentage used for allocating such named executive’s compensation to Allstate Life of New York under the Service and Expense Agreement in 2013.

NON-QUALIFIED DEFERRED COMPENSATION AT FISCAL YEAR-END 2013

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(2)
Mr. Civgin	0	0	0	0	0
Mr. Merten	0	0	0	0	0
Mr. Chandra	0	0	0	0	0
Mr. Miller	0	0	0	0	0

(1)	Aggregate earnings were not included in the named executive’s compensation in the last completed fiscal year in the Summary Compensation Table .
(2)	There are no amounts reported in the Aggregate Balance at Last FYE column that previously were reported as compensation in the Summary Compensation Table .

In order to remain competitive with other employers, Allstate allows employees, including the named executives and other employees whose annual compensation exceeds the amount specified in the Internal Revenue Code ($255,000 in 2013), to defer up to 80% of their salary and/or up to 100% of their annual cash incentive award that exceeds that amount under the Deferred Compensation Plan. Allstate does not match participant deferrals and does not guarantee a stated rate of return.

Deferrals under the Deferred Compensation Plan are credited with earnings or debited for losses based on the results of the investment option or options selected by the participants. The investment options available in 2013 under the Deferred Compensation Plan are: Stable Value, S&P 500, International Equity, Russell 2000, Mid-Cap, and Bond Funds. Under the Deferred Compensation Plan, deferrals are not actually invested in these funds, but instead are credited with earnings or debited for losses based on the funds’ investment returns. Because the rate of return is based on actual investment measures in Allstate’s 401(k) plan, no above market earnings are paid. Allstate’s Deferred Compensation Plan and 401(k) plan allow participants to change their investment elections daily. Investment changes are effective the next business day. The Deferred Compensation Plan is unfunded. This means that Allstate does not set aside funds for the plan in a trust or otherwise. Participants have only the rights of general unsecured creditors and may lose their balances in the event of the company’s bankruptcy. Account balances are 100% vested at all times.

An irrevocable distribution election is required before making any deferrals into the plan. Generally, a named executive may elect to begin receiving a distribution of his or her account balance immediately upon separation from service or in one of the first through fifth years after separation from service. The earliest distribution date for Post 409A balances is six months following separation from service. The named executive may elect to receive payment in a lump sum or in annual cash installment payments over a period of two to ten years. In addition, a named executive may elect an in-service withdrawal of his or her entire Pre 409A balance, subject to forfeiture of 10% of such balance. Upon proof of an unforeseen emergency, a plan participant may be allowed to access certain funds in a deferred compensation account earlier than the dates specified above.

Potential Payments as a Result of Termination or Change-in-Control (CIC)

The following table lists the compensation and benefits that Allstate would provide to the named executives in various scenarios involving a termination of employment, other than compensation and benefits generally available to salaried employees. The table describes equity granting practices for the 2013 equity incentive awards. Relevant prior practices are described in the footnotes.

Compensation Elements
Termination Scenarios	Base Salary	Severance Pay	Annual Incentive(1)	Stock Options(1)(2)	Restricted Stock Units(1)(2)	Performance Stock Awards(1)(2)	Non-Qualified Pension Benefits(3)	Deferred Compensation(4)	Health, Welfare and Other Benefits
Termination(5)	Ceases immediately	None	Forfeited unless terminated on last day of fiscal year	Unvested are forfeited, vested expire at the earlier of three months or normal expiration	Forfeited	Forfeited	Distributions commence per plan	Distributions commence per participant election	None
Retirement	Ceases immediately	None	Prorated for the year and subject to discretionary adjustments(6)	Awards granted more than 12 months before, and pro rata portion of award granted within 12 months of, retirement continue to vest. All expire at earlier of five years or normal expiration.(7)	Awards granted more than 12 months before, and pro rata portion of award granted within 12 months of retirement continue to vest.(7)	Awards granted more than 12 months before, and pro rata portion of awards granted within 12 months of retirement continue to vest and are paid out based on actual performance.(7)	Distributions commence per plan	Distributions commence per participant election	None
Termination due to Change- in-Control(8)	Ceases immediately	Lump sum equal to two times salary and annual incentive at target(9)	Prorated at target (reduced by any actually paid)	Awards vest upon qualifying termination after a CIC.(10)	Awards vest upon qualifying termination after a CIC.(10)	Awards vest based on performance upon a qualifying termination after CIC.(11)	Immediately payable upon a CIC	Immediately payable upon a CIC	Outplacement services provided; lump sum payment equal to additional cost of welfare benefits continuation coverage for 18 months(12)
Death	Ceases immediately	None	Prorated for year and subject to discretionary adjustments	Awards vest immediately and expire at earlier of two years or normal expiration	Awards vest immediately	Awards vest and are payable immediately.(13)	Distributions commence per plan	Payable within 90 days	None
Disability	Ceases immediately	None	Prorated for year and subject to discretionary adjustments	Vest immediately and expire at earlier of two years or normal expiration	Vest immediately(14)	Vests and is payable immediately.(13)	Participant may request payment if age 50 or older	Distributions commence per participant election	Supplemental Long Term Disability benefits if enrolled in basic long term disability plan

(1)

Named executives who receive an equity award or an annual cash incentive award under the Annual Executive Incentive Plan after May 19, 2009, are subject to a non-solicitation covenant while they are employed and for the one-year period following termination of employment. If a named executive violates the non-solicitation covenant, Allstate’s Board of Directors or a committee of Allstate’s Board, to the extent permitted by applicable law, may recover compensation provided to the named executive including cancellation of outstanding awards or recovery of all or a portion of any gain realized upon vesting, settlement, or exercise of an award or recovery of all or a portion of any proceeds resulting from any disposition of shares received pursuant to an award if the vesting, settlement, or exercise of the award or the receipt of the sale proceeds occurred during the 12-month period prior to the violation.

(2)

Named executives who receive an equity award on or after May 21, 2013, that remains subject to a period of restriction or other performance or vesting condition, are subject to a non-compete provision while they are employed and for the one-year period following termination of employment. Named executives who received equity awards granted between February 21, 2012, and May 20, 2013, are subject to a non-compete provision while they are employed and for the two-year period following termination of employment. If a named executive violates the non-competition covenant, Allstate’s Board of Directors or a committee of Allstate’s Board may, to the extent permitted by applicable law, cancel any or all of the named executive’s outstanding awards that remain subject to a period of restriction or other performance or vesting condition as of the date on which the named executive first violated the non-competition provision.

(3)	See the Retirement Benefits section for further detail on non-qualified pension benefits and timing of payments.
(4)	See the Non-Qualified Deferred Compensation section for additional information on the Deferred Compensation Plan and distribution options available.
(5)

Includes both voluntary and involuntary termination. Examples of involuntary termination independent of a change-in-control include performance-related terminations; terminations for employee dishonesty and violation of Allstate rules, regulations, or policies; and terminations resulting from lack of work, rearrangement of work, or reduction in force.

(6)	Retirement for purposes of the Annual Executive Incentive Plan is defined as voluntary termination on or after the date the named executive attains age 55 with at least 20 years of service.
(7)

This description is the treatment of equity awards granted after February 20, 2012. Retirement for purposes of all equity awards granted after February 20, 2012, is age 60 with five years of service or age 55 with 10 years of service. Historical retirement definitions and treatment for purposes of stock options and restricted stock units are as follows:

		Date of award prior to February 22, 2011	Date of award on or after February 22, 2011 and before February 21, 2012
Early Retirement	Definition	Age 55 with 20 years of service	Age 55 with 10 years of service
	Treatment	Unvested awards are forfeited. Stock options expire at the earlier of five years from the date of retirement or the expiration date of the option.	Prorated portion of unvested awards continue to vest. Stock options expire at the earlier of five years from the date of retirement or the expiration date of the option.

Normal Retirement	Definition	Age 60 with at least one year of service	Age 60 with at least one year of service
	Treatment	Unvested awards continue to vest and stock options expire at the earlier of five years from the date of retirement or the expiration date of the option.

•    Unvested awards not granted within 12 months of retirement continue to vest.

•    Prorated portion of unvested awards granted within 12 months of the retirement date continue to vest.

•    Stock options expire at the earlier of five years from the date of retirement or the expiration date of the option.

(8)

Mr. Civgin is a participant in Allstate’s change-in-control severance plan (CIC Plan). No other named executive is a party to the CIC Plan. In general, a change-in-control is one or more of the following events: (1) any person acquires 30% or more of the combined voting power of Allstate common stock within a 12-month period; (2) any person acquires more than 50% of the combined voting power of Allstate common stock; (3) certain changes are made to the composition of Allstate’s Board of Directors; or (4) the consummation of a merger, reorganization, or similar transaction. These triggers were selected because any of these could cause a substantial change in management in a widely held company the size of Allstate. Effective upon a change-in-control, Mr. Civgin becomes subject to covenants prohibiting solicitation of employees, customers, and suppliers at any time until one year after termination of employment. If Mr. Civgin incurs legal fees or other expenses in an effort to enforce the CIC Plan, Allstate will reimburse him or her for these expenses unless it is established by a court that he or she had no reasonable basis for the claim or acted in bad faith.

(9)

For those named executives subject to the CIC Plan, severance benefits would be payable if a named executive’s employment is terminated either by Allstate without cause or by the executive for good reason as defined in the plan during the two years following the change-in-control. Cause means the named executive has been convicted of a felony or other crime involving fraud or dishonesty, has willfully or intentionally breached the restrictive covenants in the CIC Plan, has habitually neglected his or her duties, or has engaged in willful or reckless material misconduct in the performance of his or her duties. Good reason includes a material diminution in a named executive’s base compensation, authority, duties, or responsibilities, a material change in the geographic location where the named executive performs services, or a material breach of the agreement by Allstate.

(10)	This description is the treatment of equity awards granted on or after December 30, 2011. Awards granted prior to December 30, 2011, vest on the date of a change-in-control.

(11)

For completed measurement periods with results certified by the Committee, the earned amount continues to vest. For open cycles, the Committee will determine the number of performance stock awards that continue to vest based on actual performance up to the change-in-control.

(12)

If a named executive’s employment is terminated by reason of death during the two years after the date of a change-in-control, the named executive’s estate or beneficiary will be entitled to survivor and other benefits, including retiree medical coverage, if eligible, that are not less favorable than the most favorable benefits available to the estates or surviving families of peer executives of Allstate. In the event of termination by reason of disability, Allstate will pay disability and other benefits, including supplemental long-term disability benefits and retiree medical coverage, if eligible, that are not less favorable than the most favorable benefits available to disabled peer executives.

(13)	For completed measurement periods with results certified by the Committee, the earned amount is paid. For open cycles, the payout is based on target number of performance stock awards.
(14)	If a named executive’s employment is terminated due to disability, restricted stock units granted prior to February 22, 2011, are forfeited.

ESTIMATE OF POTENTIAL PAYMENTS UPON TERMINATION(1)

The table below describes the value of compensation and benefits payable to each named executive upon termination, calculated in a manner consistent with the allocation of compensation expenses to Allstate Life of New York under the Service and Expense Agreement for 2013, that would exceed the compensation or benefits generally available to salaried employees in each termination scenario. The total column in the following table does not reflect compensation or benefits previously accrued or earned by the named executives such as deferred compensation and non-qualified pension benefits. The payment of the 2013 annual cash incentive award and any 2013 salary earned but not paid in 2013 due to Allstate’s payroll cycle are not included in these tables because these are payable regardless of termination, death, or disability. Benefits and payments are calculated assuming a December 31, 2013, employment termination date.

Name	Severance ($)	Stock Options— Unvested and Accelerated ($)	Restricted Stock Units— Unvested and Accelerated ($)	Performance Stock Awards— Unvested and Accelerated ($)	Welfare Benefits and Outplacement Services ($)		Total ($)
Mr. Civgin
Termination/Retirement(2)	0	0	0	0	0		0
Termination due to Change-in-Control(3)	148,050	247,392	36,215	209,543	1,759	(4)	642,959
Death	0	247,392	36,215	209,543	0		493,150
Disability	0	247,392	24,052	209,543	652,927	(5)	1,133,914
Mr. Merten
Termination/Retirement(2)	0	0	0	0	0		0
Termination due to Change-in-Control(3)	0	36,492	31,688	0	0	(6)	68,180
Death	0	36,492	31,688	0	0		68,180
Disability	0	36,492	31,688	0	352,313	(5)	420,493
Mr. Chandra
Termination/Retirement(2)(7)	0	0	0	0	499	(4)	499
Termination due to Change-in-Control(3)	0	146,395	17,616	136,186	0	(6)	300,197
Death	0	146,395	17,616	136,186	0		300,197
Disability	0	146,395	17,616	136,186	0		300,197
Mr. Miller
Termination/Retirement(2)	0	0	0	0	0		0
Termination due to Change-in-Control(3)	0	27,084	69,648	0	0	(6)	96,732
Death	0	27,084	69,648	0	0		96,732
Disability	0	27,084	69,648	0	218,701	(5)	315,433

(1)	A “0” indicates either that there is no amount payable to the named executive, or the amount payable is the same for both the named executives and all salaried employees.

(2)	As of December 31, 2013, none of the named executives are eligible to retire in accordance with Allstate’s policy and the terms of its equity incentive compensation and benefit plans.
(3)

The values in this change-in-control row represent amounts paid if both the change-in-control and qualifying termination occur on December 31, 2013. Performance stock awards are paid out based on actual performance; for the purposes of this table, the 2012-2014 cycle includes two years at maximum and one year at target and the 2013-2015 cycle includes one year at maximum and two years at target. Equity awards granted prior to December 30, 2011, immediately vest upon a change-in-control. The amounts payable to each named executive in the event of a change-in-control would be as follows:

STOCK OPTIONS AND RESTRICTED STOCK UNITS UPON A CHANGE-IN-CONTROL

Name	Stock Options— Unvested and Accelerated ($)	Restricted Stock Units— Unvested and Accelerated ($)	Total— Unvested and Accelerated ($)
Mr. Civgin	92,227	36,215	128,442
Mr. Merten	0	0	0
Mr. Chandra	45,258	17,616	62,874
Mr. Miller	4,401	10,363	14,764

Beginning with awards granted in 2012 to all named executives, equity awards do not accelerate in the event of a change-in-control unless also accompanied by a qualifying termination of employment. A change-in-control also would accelerate the distribution of each named executive’s non-qualified deferred compensation and SRIP benefits. Please see the Non-Qualified Deferred Compensation at Fiscal Year End 2012 table and footnote 2 to the Pension Benefits table in the Retirement Benefits section for details regarding the applicable amounts for each named executive.
(4)

The Welfare Benefits and Outplacement Services amount includes the cost to provide certain welfare benefits to the named executive and family during the period the named executive is eligible for continuation coverage under applicable law. The amount shown reflects Allstate’s costs for these benefits or programs assuming an 18-month continuation period. The allocated value of outplacement services is $940 for Mr. Civgin. No other named executive is eligible for welfare benefit continuation or outplacement services following a change in control. Mr. Chandra was eligible for outplacement services pursuant to the terms of his Separation Agreement.

(5)

The named executives who participate in the long-term disability plan are eligible to participate in Allstate’s supplemental long-term disability plan for employees whose annual earnings exceed the level which produces the maximum monthly benefit provided by the long-term disability plan (basic plan). The benefit is equal to 60% of the named executive’s qualified annual earnings divided by twelve and rounded to the nearest $100, reduced by $7,500, which is the maximum monthly benefit payment that can be received under the basic plan. The amount reflected assumes the named executive remains totally disabled until age 65 and represents the present value of the monthly benefit payable until age 65.

(6)

Messrs. Merten, Chandra and Miller were not participants in the CIC Plan. However, pursuant to the terms of their equity awards, unvested stock options and restricted stock units would vest immediately upon a qualifying termination following a change-in-control.

(7)

Under the terms of Mr. Chandra’s Separation Agreement, for a twelve-month period following his termination of employment, Mr. Chandra is restricted from soliciting Allstate employees or exclusive agents and, for a six-month period following termination of his employment, from engaging in certain activities competitive with Allstate activities.

Risk Management and Compensation

A review and assessment of potential compensation-related risks was conducted by Allstate’s chief risk executive and reviewed by the compensation and succession committee of Allstate. Allstate believes that its compensation policies and practices are appropriately structured, and that they avoid providing incentives for employees to engage in unnecessary and excessive risk-taking. Allstate believes that executive compensation has to be examined in the larger context of an effective risk management framework and strong internal controls. The Allstate Board and its risk and return committee both play an important role in risk management oversight, including reviewing how management measures, evaluates, and manages the corporation’s exposure to risks posed by a wide variety of events and conditions. In addition, the compensation and succession committee of Allstate employs an independent compensation consultant each year to review and assess Allstate’s executive pay levels, practices, and overall program design.

Performance Measures for 2013

The following are descriptions of the performance measures used for executive incentive compensation. These measures are not GAAP measures. They were developed uniquely for incentive compensation purposes and are not reported items in our financial statements. The Committee has approved the use of non-GAAP measures when appropriate to drive executive focus on particular strategic, operational, or financial factors or to exclude factors over which our executives have little influence or control.

Adjusted Operating Income: This measure is calculated differently for annual cash incentive awards, the 162(m) pool, and each PSA performance cycle.

For each plan, Adjusted Operating Income is equal to net income available to common shareholders to exclude the after-tax effect of the items indicated below for the respective plan:

✓ Indicates excluded from Adjusted Operating Income			Performance Stock Awards
	Annual Cash Incentive Awards	162(m) Pool	2012-2014 Performance Cycle	2013-2015 Performance Cycle
Net income available to common shareholders, excluding:

Realized capital gains and losses (which includes the related effect on amortization of deferred acquisition and deferred sales inducement costs) except for periodic settlements and accruals on certain non-hedge derivative instruments

	✓	✓	✓	✓
Valuation changes on embedded derivatives that are not hedged (which includes the related effect on amortization of deferred acquisition and deferred sales inducement costs)	✓	✓	✓	✓
Business combination expenses and amortization of purchased intangible assets	✓	✓	✓	✓
(Loss) gain on disposition of operations	✓	✓	✓	✓
Restructuring or related charges	✓	✓		✓
Underwriting results of Discontinued Lines and Coverages segment	✓	✓	✓	✓
After-tax prepayment fees			✓
Preferred stock dividends		✓
Loss on extinguishment of debt	✓	✓	✓	✓
Post-retirement benefits curtailment gain	✓	✓	✓	✓
Settlement charge related to employee pension benefit plans	✓
Reduction in pension benefit cost from employee pension plan changes	✓

Adjusted Operating Income before catastrophe adjustment
Adjustment for after-tax catastrophe losses	Include planned amount	Exclude actual amount	Adjusted to include a minimum or maximum amount	Adjusted to include a minimum or maximum amount

Adjusted Operating Income

Annual Cash Incentive Award Performance Measures for 2013

Adjusted Operating Income: This measure is used to assess financial performance. For a description of how this measure is calculated, see page 99.

The impact of catastrophe losses on annual cash incentive awards is recognized through a modifier to the Adjusted Operating Income performance measure payout percentage.

Actual After-Tax Catastrophe Losses	Impact to Adjusted Operating Income Payout Percentage
+/- 10% variance to planned catastrophe losses	None
> 10% and < 20% above planned catastrophe losses	Decrease payout by 0% to 20% (interpolated)
≥ 20% above planned catastrophe losses	Decrease payout by 20%
> 10% and < 20% below planned catastrophe losses	Increase payout by 0% to 20% (interpolated)
≥ 20% below planned catastrophe losses	Increase payout by 20%

In 2013, actual after-tax catastrophe losses of $813 million were less than planned after-tax catastrophe losses by more than 20%, which would have triggered a 20% increase in the Adjusted Operating Income performance measure payout percentage. However, the maximum Adjusted Operating Income performance measure payout percentage had been achieved without application of the modifier.

Net Investment Income: This measure is used to assess the financial operating performance provided from investments. It is equal to net investment income as reported in the consolidated statement of operations, adjusted to eliminate the effects of differences between actual monthly average assets under management (actual AUM) and the monthly average assets under management assumed in determining the company’s performance measure target for net investment income (target AUM). In 2013, the AUM adjustment resulted in a decrease to the net investment income measure.

Actual net investment income is adjusted based on the difference between the target and actual amounts of AUM, excluding the difference between target and actual amounts of securities lending assets. Net investment income will be increased using the target portfolio rate if the actual AUM is below the target amounts and decreased using market rates at which new investments were originated during the month if the actual AUM is above the target amount.

Actual AUM equals the average of the 13 month-end total investments, including the beginning and end of the annual period, adjusted to exclude the unrealized gain (loss) for fixed income, equity, and short term securities for each month. Total investments is reported quarterly in the consolidated statement of financial position.

Total Premiums: This measure is used to assess growth within the Allstate Protection and Allstate Financial businesses. It is equal to the sum of Allstate Protection premiums written and Allstate Financial premiums and contract charges as adjusted and described below.

Allstate Protection premiums written is equal to the Allstate Protection segment net premiums written. Allstate Protection premiums written is reported in management’s discussion and analysis in the annual report on Form 10-K.

Allstate Financial premiums and contract charges is equal to life and annuity premiums and contract charges reported in the consolidated statement of operations adjusted to exclude premiums and contract charges related to structured settlement annuities.

Performance Stock Award Performance Measures for the 2012-2014 Performance Cycle and the 2013-2015 Performance Cycle

Annual Adjusted Operating Income Return on Equity: This measure is used to assess financial performance. It is calculated as the ratio of annual Adjusted Operating Income for the applicable PSA performance cycle divided by the average of stockholders’ equity excluding the effects of unrealized net capital gains and losses at the beginning and at the end of the year. For a description of how this measure is calculated, see page 100.

Adjusted Operating Income is adjusted to include a minimum or maximum amount of catastrophe losses if actual catastrophe losses are less than or exceed those amounts, respectively. In 2013, Adjusted Operating Income was adjusted to include a minimum amount of catastrophe losses.

Net Income: This measure is used to assess Allstate’s financial performance. It is equal to net income available to common shareholders as reported in The Allstate Corporation annual report on Form 10-K.

Director Compensation

The following table summarizes the compensation of each of Allstate New York’s non-employee directors during 2013 for his or her services as a member of the Allstate New York Board and its committees. The non-employee directors each received an annual retainer of $16,200 and the chair of the Operations Review Committee received an additional annual retainer of $1,800. Additionally, they each received a fee of $1,800 for each Board meeting attended throughout the year and a fee of $900 for each meeting they attended as members of the Board’s Operations Review Committee, Investment Committee, or Audit Committee.

All other Allstate New York directors are employees of Allstate or its subsidiaries. These directors receive no compensation for their service as directors in addition to their compensation as employees of Allstate New York, Allstate, or their subsidiaries.

DIRECTOR COMPENSATION

Name of Non-Employee Director(1)	Fees Earned or Paid in Cash ($)	Total ($)
Ms. Alazraki	27,000	27,000
Mr. Johnson(2)(4)	28,800	28,800
Mr. O’Brien(5)	27,900	27,900
Mr. Raben(3)	30,600	30,600
Ms. Slater	27,000	27,000

(1)	Each of these directors is a member of the Operations Review Committee.
(2)	Chair of the Operations Review Committee.
(3)	Investment Committee member.
(4)	Mr. Cleveland Johnson, Jr. retired from the Board as of April 3, 2014.
(5)	Mr. Kenneth R. O’Brien’s tenure as director terminated on November 18, 2013.

Compensation Committee Interlocks and Insider Participation

The Board of Directors of Allstate New York does not have a compensation committee. All compensation decisions are made by The Allstate Corporation, as the ultimate parent company of Allstate New York. No executive officer of Allstate New York served as a member of the compensation committee of another entity for which any executive officer served as a director for Allstate New York.

Item 11(m).	Security Ownership of Certain Beneficial Owners and Management.

Security Ownership of Certain Beneficial Owners.

The following table shows the number of Allstate Life of New York shares owned by any beneficial owner who owns more than five percent of any class of Allstate Life of New York’s voting securities.

Title of Class (a)	Name and Address of Beneficial Owner (b)	Amount and Nature of Beneficial Ownership (c)	Percent of Class (d)
Capital Stock	Allstate Life Insurance Company 3100 Sanders Road, Northbrook, IL 60062	100,000	100%
N/A	Allstate Insurance Company 2775 Sanders Road, Northbrook, IL 60062	Indirect voting and investment power of shares owned by Allstate Life Insurance Company	N/A
N/A	Allstate Insurance Holdings, LLC 2775 Sanders Road, Northbrook, IL 60062	Indirect voting and investment power of shares owned by Allstate Life Insurance Company	N/A
N/A	The Allstate Corporation 2775 Sanders Road, Northbrook, IL 60062	Indirect voting and investment power of shares owned by Allstate Life Insurance Company	N/A

Security Ownership of Directors and Executive Officers.

The following table shows the number of shares of Allstate common stock beneficially owned by each director and named executive officer of Allstate Life of New York individually, and by all executive officers and directors of Allstate Life of New York as a group. Shares reported as beneficially owned include shares held indirectly through the Allstate 401(k) Savings Plan and other shares held indirectly, as well as shares subject to stock options exercisable on or prior to April 30, 2014, and restricted stock units for which restrictions expire on or prior to April 30, 2014. The percentage of Allstate shares of common stock beneficially owned by any Allstate Life of New York director, named executive officer or by all directors and executive officers of Allstate Life of New York as a group does not exceed 1%. The following share amounts are as of March 1, 2013. As of March 1, 2013, none of these shares were pledged as security.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Allstate Common Stock (a)	Common Stock Subject to Options Exercisable and Restricted Stock units for which restrictions expire on or prior to April 30, 2014 — Included in Column (a) (b)
Marcia D. Alazraki	0	0
Anurag Chandra	41,585	41,217
Don Civgin	364,628	318,238
Angela Fontana	12,439	12,439
Wilford J. Kavanaugh	132	0
Jesse E. Merten	7,268	7,136
Harry R. Miller	7,427	6,882
Samuel H. Pilch	147,229	143,144
John R. Raben, Jr.	925	0
Phyllis Hill Slater	0	0
All directors and executive officers as a group	581,633	529,056

Item 11(n).	Transactions with Related Persons, Promoters and Certain Control Persons.

Transactions with Related Persons

This table describes transactions between Allstate Life of New York and its affiliates involving amounts greater than $120,000 under certain intercompany agreements. The amounts listed in the “approximate dollar value of the amount involved in the transaction, per fiscal year” column is the total amount for the agreement among all affiliates of The Allstate Corporation, not just those involving Allstate Life of New York:

•	Allstate Life Insurance Company (“ALIC”), the direct parent of Allstate Life of New York;
•	Allstate Insurance Company (“AIC”), an indirect parent of Allstate Life of New York;
•	The Allstate Corporation (“AllCorp”), the ultimate indirect parent of Allstate Life of New York;
•	Allstate Financial Services, LLC (“AFS”), an affiliate of Allstate Life of New York and a direct subsidiary of AIC;
•	Allstate Distributors, LLC (“ADLLC”), an affiliate of Allstate Life of New York and a direct subsidiary of ALIC;
•	Allstate Settlement Corporation (“ASC”), an affiliate of Allstate Life of New York and a direct subsidiary of ALIC;
•	Lincoln Benefit Life Company (“LBL”), an affiliate of Allstate Life of New York and a direct subsidiary of ALIC;
•	American Heritage Service Company (“AHS”), an affiliate of Allstate Life of New York and a second tier subsidiary of AllCorp;
•	American Heritage Life Insurance Company (“AHL”), an affiliate of Allstate Life of New York and a second tier subsidiary of AllCorp; and
•	Allstate Investments, LLC (“AILLC”), an affiliate of Allstate Life of New York and a second tier subsidiary of AllCorp.

Transaction Description	Approximate dollar value of the amount involved in the transaction, per fiscal year		Related Person(s) involved in the transaction[1] and the approximate dollar value of the amount of the Related Person’s interest in the transaction ($)
			ALIC	AIC	AllCorp	AFS	ADLLC	ASC	LBL	AHS	AHL	AILLC
Tax Sharing Agreement among The Allstate Corporation and certain affiliates dated as of November 12, 1996.	2011 2012 2013	2,845,812[2,3] 261,856,736[2] 403,752,626[2]	71,718,284 (51,081,452) (28,599,632)	42,900,789 402,335,848 805,259,656	(142,533,135) (133,557,504) (361,417,973)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Amended and Restated Service and Expense Agreement between Allstate Insurance Company, The Allstate Corporation and certain affiliates effective January 1, 2004, as amended by Amendment No. 1 effective January 1, 2009, and as supplemented by New York Insurer Supplement to Amended and Restated Service and Expense Agreement between Allstate Insurance Company, The Allstate Corporation, Allstate Life Insurance Company of New York and Intramerica Life Insurance Company, effective March 5, 2005.	2011 2012 2013	3,618,090,094[4] 4,010,414,793[4] 4,594,114,658[4]	171,247,884[4] 206,609,277[4] 219,150,824[4]	1,706,778,729[4] 1,675,534,870[4] 1,783,214,605[4]	7,255,192[4] 10,233,063[4] 12,439,714[4]	N/A	0 0 34,273[4]	N/A	0 0 (1,562,050)[4]	0 0 (34)[4]	0 0 (3,399,564)[4]	N/A
Intercompany Loan Agreement among The Allstate Corporation, Allstate Life Insurance Company, Lincoln Benefit Life Company and other certain subsidiaries of The Allstate Corporation dated February 1, 1996.	2011 2012 2013	399,830,632[5] 0[6] 0[6]	0[6] 0[6] 0[6]	399,830,632[5] 0[6] 0[6]	399,830,632[5] 0[6] 0[6]	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Agreement for the Settlement of State and Local Tax Credits among Allstate Insurance Company and certain affiliates effective January 1, 2007.	2011 2012 2013	1,391,107 0 0	205,904[7] 0 0	1,095,601[7] 0 0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Reinsurance Agreements between Allstate Life Insurance Company and Allstate Life Insurance Company of New York: Reinsurance Agreement effective January 1, 1984, as amended by Amendment No. 1 effective September 1, 1984, Amendment No.2 effective January 1, 1987, Amendment No.3 effective October 1, 1988, Amendment No.4 effective January 1, 1994, Amendment No.5 effective December 31, 1995, Amendment No. 6 effective December 1, 2007, and Amendment No. 7; Assumption Reinsurance Agreement between Allstate Life Insurance Company and Allstate Life Insurance Company of New York effective July 1, 1984; Reinsurance Agreement effective January 1, 1986, as amended by Amendment No. 1 effective December 31, 1995 and Amendment No. 2 effective December 1, 1995; Reinsurance Agreement effective January 1, 1991, as amended by Amendment No. 1 effective December 31, 1995; Stop Loss Reinsurance Agreement effective December 31, 2001.	2011 2012 2013	(6,682,876)[8] 111,523,048[8] 12,800,637[8]	(6,682,876)[8] (10,577,108)[8] 7,793,973[8]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Transaction Description	Approximate dollar value of the amount involved in the transaction, per fiscal year		Related Person(s) involved in the transaction[1] and the approximate dollar value of the amount of the Related Person’s interest in the transaction ($)
			ALIC	AIC	AllCorp	AFS	ADLLC	ASC	LBL	AHS	AHL	AILLC
Assignment and Delegation of Administrative Services Agreements, Underwriting Agreements, and Selling Agreements entered into as of September 1, 2011 between ALFS, Inc., Allstate Life Insurance Company, Allstate Life Insurance Company of New York, Allstate Distributors, LLC, Charter National Life Insurance Company, Intramerica Life Insurance Company, Allstate Financial Services, LLC, and Lincoln Benefit Life Company.	2011 2012 2013	14,875,149[4] 10,741,767[4] 12,927,091[4]	7,085,880[4] 4,042,532[4] 4,938,6250[4]	0 0 0	0 0 0	0 0 12,817,5880[4]	0 0 12,927,091[4]	N/A	0 0 7,701,706[4]	N/A	N/A	N/A
Investment Advisory Agreement and Amendment to Services Agreement as of January 1, 2002 between Allstate Insurance Company, Allstate Investments, LLC and Allstate Life Insurance Company of New York	2011 2012 2013	9,850,648[4] 12,095,533[4] 11,939,759[4]	N/A	0 0 0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0 0 11,939,759[4]
Intercompany Note between Allstate Life Insurance Company of New York and Allstate Settlement Corp. dated March 28, 2013	2013	5,004,225[5]	N/A	N/A	N/A	N/A	N/A	5,004,225[5]	N/A	N/A	N/A	N/A

1	Each identified Related Person is a Party to the transaction.
2	Total amounts paid to the Internal Revenue Service.
3	Total fees collected for all bank accounts covered under the transaction
4	Gross amount of expense received under the transaction
5	Amount loaned and repaid
6	No loans outstanding at year end
7	Value of transfer transaction
8	Net reinsurance expense

Policies and Procedures for Review and Approval of Related Person Transactions

All intercompany agreements to which Allstate Life of New York is a party are approved by Allstate Life of New York’s Board of Directors as well as by the board of any other affiliate of The Allstate Corporation which is a party to the agreement. Intercompany agreements are also submitted for approval to the New York State Insurance Department, Allstate Life of New York’s domestic regulator pursuant to the applicable state’s insurance holding company systems act. This process is documented in an internal procedure that captures the review and approval process of all intercompany agreements. All approvals are maintained in Allstate Life of New York’s corporate records.

While there is no formal process for the review and approval of related person transactions between unaffiliated entities specific to Allstate Life of New York, all directors and executive officers of Allstate Life of New York are subject to the Allstate Code of Ethics (“Code”). The Code includes a written conflict of interest policy that was adopted by the Board of Directors of the Allstate Corporation, the ultimate parent company of Allstate Life of New York. Any potential relationship or activity that could impair independent thinking and judgment, including holding a financial interest in a business venture that is similar to Allstate, or in a business that has a relationship with Allstate, must be disclosed to Human Resources. Human Resources will work with representatives from the Law Department, including Enterprise Business Conduct, to determine whether an actual conflict of interest exists. Each director and executive officer must sign a Code of Ethics certification annually.

Independence Standards for Directors

Outside directors of Allstate New York are subject to independence standards based on New York insurance law. Generally, these independence standards require that an independent director cannot be an employee or a beneficial owner of a controlling interest in Allstate Life of New York or any other affiliate of The Allstate Corporation. Applying these independence standards, Ms. Alazraki, Mr. Raben, and Ms. Slater are independent.

Although not subject to the independence standards of the New York Stock Exchange, for purposes of this S-1 registration statement, Allstate Life of New York has applied the independence standards required for listed companies of the New York Stock Exchange to the Board of Directors. Applying these standards, Allstate Life of New York has been determined that Ms. Alazraki, Mr. Raben, and Ms. Slater are considered to be independent.

Other Information

A section entitled “Experts” is added to your prospectus as follows:

Experts

The financial statements and financial statement schedules included in this Prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial statement schedules are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Under the “More Information” section, the subsection entitled “Legal Matters” is deleted and replaced with the following:

Legal Matters

Certain matters of state law pertaining to the Contracts, including the validity of the Contracts and Allstate New York’s right to issue such Contracts under applicable state insurance law, have been passed upon by Angela K. Fontana, General Counsel of Allstate New York.

Principal Underwriter

Allstate Distributors, LLC (“ADLLC”) serves as the principal underwriter and distributor of the securities registered herein. The securities offered herein are sold on a continuous basis, and there is no specific end date for the offering. ADLLC, an affiliate of Allstate Life Insurance Company of New York, is a wholly owned subsidiary of Allstate Life Insurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. ADLLC is not required to sell any specific number or dollar amount of securities, but will use its best efforts to sell the securities offered.

Administration

We have primary responsibility for all administration of the Contracts and the Variable Account. We entered into an administrative services agreement with The Prudential Insurance Company of America (“PICA”) whereby, PICA or an affiliate provides administrative services to the Variable Account and the Contracts on our behalf. In addition, PICA entered into a master services agreement with se2, LLC, of 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se2, LLC provides certain business process outsourcing services with respect to the Contracts. se2, LLC may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2013, consisted of the following: NTT DATA Process Services, LLC (administrative services) located at PO Box 4201, Boston, MA 02211; RR Donnelley Global Investment Markets (compliance printing and mailing) located at 111 South Wacker Drive, Chicago,

IL 60606; Jayhawk File Express, LLC (file storage and document destruction) located at 601 E. 5th Street, Topeka, KS 66601-2596; Co-Sentry.net, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Rd, Suite 100, Omaha, NE 68114; Convey Compliance Systems, Inc. (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; Spangler Graphics, LLC (compliance mailings) located at 29305 44th Street, Kansas City, KS 66106; Veritas Document Solutions, LLC (compliance mailings) located at 913 Commerce Ct, Buffalo Grove, IL 60089; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618; Venio LLC, d/b/a Keane (lost shareholder search) located at PO Box 1508, Southeastern, PA 19399-1508; DST Systems, Inc. (FAN mail, positions, prices) located at 333 West 11 Street, 5th Floor, Kansas City, MO 64105.

In administering the Contracts, the following services are provided, among others:

•	maintenance of Contract Owner records;

•	Contract Owner services;

•	calculation of unit values;

•	maintenance of the Variable Account; and

•	preparation of Contract Owner reports.